SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant   ☒                            Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule14a-12

GOLDEN STAR RESOURCES LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to whom transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING

OF SHAREHOLDERS OF

GOLDEN STAR RESOURCES LTD.

Littleton, Colorado

NOTICE IS HEREBY GIVEN that the Annual General and Special Meeting (the “Meeting”) of shareholders of Golden Star Resources Ltd. (the “Company”) will be held at 2:00 p.m. (Toronto time) on Thursday, May 6, 2010 at the Ivey ING Leadership Centre, Amphitheatre 2, 130 King Street West, Toronto, Ontario, Canada, M5X 1A9 for the following purposes:

1.	to receive the report of the directors to the shareholders and the consolidated financial statements of the Company, together with the auditors’ report thereon, for the fiscal year ended December 31, 2009;

2.	to elect directors until the next annual general meeting;

3.	to appoint auditors to hold office until the next annual general meeting at a remuneration to be fixed by the Audit Committee;

4.	to consider and, if thought fit, pass the Third Amended and Restated 1997 Stock Option Plan Resolution (as defined in the accompanying Management Information Circular) approving, ratifying and confirming the Company’s Third Amended and Restated 1997 Stock Option Plan, as more particularly described in the accompanying Management Information Circular;

5.	to consider and, if thought fit, pass the Rights Plan Resolution (as defined in the accompanying Management Information Circular) approving, ratifying and confirming the Company’s Amended and Restated Shareholder Rights Plan Agreement as more particularly described in the accompanying Management Information Circular; and

6.	to transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 11, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Accompanying this Notice of Meeting are a (i) Management Information Circular, (ii) form of proxy, and (iii) supplemental mailing list return card for use by shareholders who wish to receive the Company’s interim financial statements. The Company’s 2009 Annual Report containing the audited comparative financial statements of the Company as at and for the year ended December 31, 2009 and the related management’s discussion and analysis of financial condition and results of operations also accompany this Notice of Meeting.

If you are a registered shareholder of the Company and do not expect to attend the Meeting in person, please promptly complete and sign the enclosed proxy form and return it in the self-addressed envelope for receipt by no later than 5:00 p.m. (Toronto time) on Wednesday, May 5, 2010. If you receive more than one proxy form because you own common shares registered in different names or addresses, each proxy form should be completed and returned.

If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and sign the materials in accordance with the instructions provided to you by such broker or other intermediary.

Dated at Littleton, Colorado, this 12th day of March, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John A. Labate
Senior Vice President and Chief Financial Officer

MANAGEMENT INFORMATION CIRCULAR

FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF

COMMON SHAREHOLDERS OF

GOLDEN STAR RESOURCES LTD.

THIS MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF GOLDEN STAR RESOURCES LTD. OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL AND SPECIAL MEETING OF ALL COMMON SHAREHOLDERS.

TO BE HELD AT:

Ivey ING Leadership Centre

Amphitheatre 2

130 King Street West

Toronto, Ontario, Canada M5X 1A9

On Thursday, May 6, 2010

at 2:00 p.m. (Toronto Time)

-i-

(continued)

Page

APPROVAL

EXHIBIT A Third Amended and Restated 1997 Stock Option Plan

EXHIBIT B Amended and Restated Shareholder Rights Plan

-ii-

GOLDEN STAR RESOURCES LTD.

10901 West Toller Drive, Suite 300

Littleton, Colorado, USA 80127-6312

MANAGEMENT INFORMATION CIRCULAR

FOR THE ANNUAL GENERAL AND SPECIAL MEETING

OF COMMON SHAREHOLDERS

TO BE HELD ON

Thursday, May 6, 2010

at 2:00 p.m. (Toronto time)

ALL AMOUNTS OF MONEY WHICH ARE REFERRED TO IN THIS MANAGEMENT INFORMATION CIRCULAR ARE EXPRESSED IN LAWFUL MONEY OF THE UNITED STATES UNLESS OTHERWISE SPECIFIED.

Note: Shareholders who do not hold their common shares in their own name, as registered shareholders, should read “Advice to Beneficial Shareholders” for an explanation of their rights.

The information in this Management Information Circular is as of March 12, 2010 unless otherwise indicated.

Important Notice Regarding the Availability of Proxy Materials for the Annual General and

Special Meeting of Common Shareholders of Golden Star Resources Ltd. to be held on

Thursday, May 6, 2010

The Management Information Circular and 2009 Annual Report to Shareholders

are available at http://www.gsr.com/proxy_2010

SOLICITATION OF PROXIES

THIS MANAGEMENT INFORMATION CIRCULAR IS PROVIDED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF GOLDEN STAR RESOURCES LTD. (the “Corporation”) for the annual general and special meeting of the shareholders of the Corporation (the “Meeting”) to be held on Thursday, May 6, 2010, at 2:00 p.m. (Toronto time) in the Ivey ING Leadership Centre Amphitheatre 2, 130 King Street West, Toronto, Ontario, Canada M5X 1A9 or at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Meeting. This Management Information Circular and the accompanying form of proxy (“Proxy”) are expected to be mailed to the shareholders commencing on or about April 7, 2010.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone or personal interview by regular employees of the Corporation, at a nominal cost to the Corporation. Shareholders may also obtain Proxies on our website at http://www.gsr.com/proxy_2010. In accordance with applicable laws, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares (the “Common Shares”) of the Corporation held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed Proxy, Thomas G. Mair, President and Chief Executive Officer of the Corporation, or failing him, John A. Labate, Senior Vice President and Chief Financial Officer of the Corporation, have been designated by the directors of the Corporation and have indicated their willingness to represent as proxy each shareholder who appoints them. A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN THOMAS G. MAIR OR JOHN A. LABATE, BEING THE MANAGEMENT DESIGNEES, TO REPRESENT HIM OR HER AT THE MEETING. Such right may be exercised by inserting in the space provided for that purpose on the Proxy the name of the person to be designated and deleting or striking therefrom the names of the management designees, or by completing another proper form of proxy. Such shareholder should notify the nominee of his or her appointment, obtain a consent to act as proxy and provide instructions on how the shareholder’s Common Shares are to be voted. In any case, the form of proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached where an attorney executed the proxy form. A form of proxy will not be valid for the Meeting or any adjournment or postponement thereof unless it is completed and delivered by no later than 5:00 p.m. (Toronto time) on Wednesday, May 5, 2010 or, if the Meeting is adjourned or postponed, no later than 5:00 p.m. (Toronto time) on the business day immediately prior to the day of the reconvening of the adjourned or postponed Meeting, to either (i) in the case of Common Shares which are registered on the books of the Corporation for trading on the Toronto Stock Exchange or on the NYSE Amex (a shareholder whose Common Shares are so registered will receive an envelope that accompanies this Management Information Circular bearing the following address), to the Attention: Proxy Department, CIBC Mellon Trust Company, P.O. Box 721, Agincourt, Ontario, Canada M1S 0A1, or (ii) in the case of Common Shares which are registered on the books of the Corporation for trading on the Ghana Stock Exchange (a shareholder whose Common Shares are so registered will receive an envelope that accompanies this Management Information Circular bearing the following address), to the Attention: The Registrar, Ghana Commercial Bank Limited, Share Registry, Head Office, P.O. Box 134, Accra, Ghana. Late proxies may be accepted or rejected at any time prior to the commencement time of the Meeting by the Chairman of the Meeting in his discretion and the Chairman is under no obligation to accept or reject any particular late proxy.

In addition to revocation in any other manner permitted by law, a shareholder who has given a proxy may revoke it at any time before it is exercised, by instrument in writing executed by the shareholder or by his attorney authorized in writing and deposited either at the registered office of the Corporation, being Suite 3700, Toronto Dominion Bank Tower, 66 Wellington Street West, P.O. Box 20, Toronto Dominion Centre, Toronto, Ontario, Canada, M5K 1N6, Attention: Golden Star Resources Ltd. at any time up to and including the last business day preceding the day of the Meeting, or any adjournment or postponement thereof, at which the proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof, before any votes in respect of which the proxy is to be used shall have been taken. In addition, a proxy may be revoked by the shareholder personally attending at the Meeting, by registering with the scrutineers and voting his, her or its Common Shares.

ADVICE TO BENEFICIAL SHAREHOLDERS

The information set forth in this section is of significant importance to many shareholders of the Corporation as a substantial number of shareholders do not hold their Common Shares in their own names. Shareholders of the Corporation who do not hold their Common Shares in their own names (referred to herein as “Beneficial Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Corporation as the registered holders of Common Shares can be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a shareholder by a broker, then, in almost all cases, those shares will not be registered in the shareholder’s name on the records of the Corporation. Such shares will more likely be registered under the name of an intermediary, typically a shareholder’s broker or an agent or nominee of that broker, such as a clearing agency in which the broker participates. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc.), and in the United States, the vast majority of such shares are registered in the name of Cede & Co. (the registration name of The Depositary Trust Company), which entities act as nominees for many brokerage firms. Common Shares held by brokers or their agents or nominees may be voted for or against resolutions or withheld from voting upon the instructions of the Beneficial Shareholder. Copies of this document have been distributed to intermediaries who are required to deliver them to, and seek voting instructions from, our Beneficial Shareholders. However, without specific instructions, an intermediary is prohibited from voting shares for Beneficial Shareholders. Therefore, Beneficial Shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person and carefully follow the instructions provided by the intermediary in order to ensure that their Common Shares are voted at the Meeting.

Every intermediary has its own mailing procedures and provides its own return instructions to Beneficial Shareholder clients. Often, the form of Proxy supplied to a Beneficial Shareholder by its intermediary is identical to the Proxy provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder (the intermediary) how to vote on behalf of the Beneficial Shareholder. The majority of intermediaries now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically applies a special sticker to the proxy forms, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the meeting. A Beneficial Shareholder receiving a proxy with a Broadridge sticker on it cannot use that proxy to vote Common Shares directly at the Meeting – the proxy must be returned to Broadridge well in advance of 5:00 p.m. (Toronto time) on Wednesday May 5, 2010 in order to have the Common Shares voted.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of his intermediary, a Beneficial Shareholder may attend the Meeting as proxyholder for the registered shareholder and vote such Common Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting and indirectly vote their Common Shares as proxyholder for the registered shareholder should enter their own names in the blank space on the form of proxy provided to them and return the same to their intermediary in accordance with the instructions provided by such intermediary, well in advance of the Meeting.

All references to shareholders in this Management Information Circular and the accompanying Notice of Meeting and Proxy are to shareholders of record unless specifically stated otherwise. Where documents are stated to be available for review or inspection, such items will be shown upon request to registered shareholders who produce proof of their identity.

VOTING OF PROXIES

The persons named in the enclosed Proxy are directors and/or officers of the Corporation who have indicated their willingness to represent as proxy the shareholders who appoint them. Each shareholder may instruct his proxy how to vote his Common Shares by completing the blanks on the Proxy.

All Common Shares represented at the Meeting by properly executed proxies will be voted (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the Proxy, the Common Shares represented by the Proxy will be voted or withheld from voting in accordance with such specification. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE FOR THE MATTERS SET OUT THEREIN.

The enclosed Proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the Notice of Meeting and any other matters which may properly come before the Meeting. As of the date hereof, the Corporation is not aware of any amendments to, variations of or other matters which may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Corporation.

VOTING SHARES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The authorized capital of the Corporation consists of an unlimited number of Common Shares and an unlimited number of first preferred shares (the “First Preferred Shares”). As of March 11, 2010, a total of 257,407,060 Common Shares and no First Preferred Shares were issued and outstanding. The board of directors of the Corporation (the “Board” or the “Board of Directors”) has fixed March 11, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Each Common Share outstanding on the record date carries the right to one vote. The Corporation will arrange for the preparation of a list of the holders of its Common Shares on such record date. Each shareholder named in the list will be entitled to one vote at the Meeting for each Common Share shown opposite such shareholder’s name. A complete list of the shareholders entitled to vote at the Meeting will be open to examination by any shareholder for any purpose germane to the Meeting, during ordinary business hours at the office of CIBC Mellon Trust Company at 320 Bay Street, Toronto, Ontario, Canada, M5H 4A6. Under the Corporation’s By-laws, the quorum for the transaction of business at the Meeting consists of two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for a shareholder so entitled.

The following table shows the number of Common Shares beneficially owned, as of March 12, 2010, by each director of the Corporation, by each executive officer of the Corporation and by all directors and executive officers of the Corporation as a group. All information is taken from or based upon ownership filings made by such persons with the U.S. Securities and Exchange Commission (“SEC”) or upon information provided by such persons to the Corporation. Unless otherwise noted, the Corporation believes that each person shown below has sole investment and voting power over the Common Shares owned.

Name and Address of Beneficial Owner **	Amount and Nature of Common Shares Beneficially Owned		Percent of Common Shares Beneficially Owned
Ian MacGregor	460,000	[1]	*
James E. Askew	570,000	[2]	*
Robert E. Doyle	100,000	[3]	*
David K. Fagin	1,076,805	[4]	*
Lars-Eric Johansson	160,000	[5]	*
Michael P. Martineau	250,000	[6]	*
Christopher M.T. Thompson	100,000	[7]	*
Thomas G. Mair	1,235,000	[8]	*
D. Scott Barr	500,000	[9]	*
John A. Labate	390,000	[10]	*
Bruce Higson-Smith	510,648	[11]	*
S. Mitchel Wasel	317,333	[12]	*
Directors and Executive Officers as a group	5,669,786	[13]	2.17	[14]

Notes:

*	Indicates less than one percent.
**	The address of each person, unless otherwise noted, is c/o Golden Star Resources Ltd., 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127-6312.
1	Includes 410,000 Common Shares subject to stock options exercisable within 60 days.
2	Includes 370,000 Common Shares subject to stock options exercisable within 60 days.
3	Includes 100,000 Common Shares subject to stock options exercisable within 60 days.
4	Includes 21,300 Common Shares owned indirectly by a family trust and 370,000 Common Shares subject to stock options exercisable within 60 days.
5	Includes 160,000 Common Shares subject to stock options exercisable within 60 days.
6	Includes 240,000 Common Shares subject to stock options exercisable within 60 days.
7	Includes 100,000 Common Shares subject to stock options exercisable within 60 days.

8	Includes 731,250 Common Shares subject to stock options exercisable within 60 days.
9	Includes 250,000 Common Shares subject to stock options exercisable within 60 days.
10	Includes 170,000 Common Shares subject to stock options exercisable within 60 days.
11	Includes 1,200 Common Shares owned indirectly by his spouse and 325,776 Common Shares subject to stock options exercisable within 60 days.
12	Includes 145,500 Common Shares subject to stock options exercisable within 60 days.
13	Includes an aggregate of 3,472,526 Common Shares subject to stock options exercisable within 60 days.
14	Calculated as (i) the total number of Common Shares held by directors and executive officers as a group plus Common Shares subject to stock options exercisable within 60 days held by such directors and executive officers, divided by (ii) the aggregate of the number of issued and outstanding Common Shares as of March 11, 2010 plus common shares subject to stock options exercisable within 60 days held by such directors and executive officers.

The following table sets forth information as to each person known to the Corporation or its directors or executive officers to be beneficial owners of, or to have control or direction over, more than five percent of the outstanding shares of Common Shares as of March 12, 2010.

Name and Address of Beneficial Owner	Amount and Nature of Common Shares Beneficially Owned	Percent of Common Shares Beneficially Owned
Sentry Select Capital Inc. (1) 130 King Street West Suite 2850 Toronto, Ontario, Canada M5X 1A4	26,032,500	10.13%

Van Eck Associates Corporation (2) 335 Madison Ave - 19th Fl New York, New York 10017	13,653,563	5.1%

(1)	Reflects Common Shares beneficially owned by Sentry Select Capital Inc. (SSCI) as of December 2009, according to an Early Warning Report Under the Alternative Monthly Reporting System of National Instrument 62-103 filed on SEDAR, which indicates that SSCI exercises control over 26,032,500 Common Shares of the Corporation. The Common Shares were acquired by accounts and funds managed by SSCI (SSCI Funds). The Early Warning Report states that the Common Shares were acquired in the ordinary course and that neither SSCI nor SSCI Funds has made any determination with respect to future ownership of, or control over, any additional securities of the Corporation.
(2)	Reflects Common Shares beneficially owned by Van Eck Associates Corporation as of December 31, 2009, according to a statement on Schedule 13G filed with the SEC, which indicates that the company, an investment adviser, has sole voting power with respect to 13,653,563 Common Shares and sole dispositive power with respect to 13,653,563 Common Shares. The company holds shared voting power with respect to none of the Common Shares. The Schedule 13G certifies that the Common Shares were acquired in the ordinary course and not with the purpose or with the effect of changing or influencing the control of the Corporation.

EXECUTIVE OFFICERS

As of March 12, 2010, the executive officers of the Corporation, their ages and their business experience and principal occupation during the past five years were as follows:

Name	Age	Office and Experience	Officer Since
THOMAS G. MAIR	53	Mr. Mair was appointed President and Chief Executive Officer and a director in March 2008 and prior to then served as Interim President and Chief Executive Officer from January 2008 to February 2008. From February 2007 to December 2007 Mr. Mair served as Senior Vice President and Chief Financial Officer of the Corporation. Prior to joining the Corporation, Mr. Mair worked as a consultant from October 2006. Mr. Mair served in a number of senior roles with Newmont Mining Corporation from 1994 until October 2006, most recently as Director, Business Process Improvement from August 2003 to October 2006, and as group financial executive from October 2000 to July 2003.	2007

D. SCOTT BARR	60	Mr. Barr has served as Executive Vice President and Chief Operating Officer since April 2008. Prior to his service with the Corporation, he was employed for 13 years by Newmont Mining Corporation in a number of key roles including Vice President, Technical, Strategy and Development from August 2004 to March 2008 and Vice President, Chief Technical Officer from January 2001 to August 2004. His Newmont experience included involvement in projects and operations in Indonesia, South America, Australia, Ghana and North America. Prior to joining Newmont, Mr. Barr worked in a number of roles in other mining companies, including 16 years in refractory gold operations in Nevada.	2008

JOHN A. LABATE	61	Mr. Labate has served as Senior Vice President and Chief Financial Officer since August 2008. Prior to joining the Corporation, Mr. Labate was Vice President and Chief Financial Officer for Constellation Copper Corporation from March 2004 until August 2008. From September 1999 to February 2004, Mr. Labate served as Vice President and Chief Financial Officer of Applied Optical Technologies, Inc., a technology and services company.	2008

BRUCE HIGSON-SMITH	49	Mr. Higson-Smith has served as Vice President, Corporate Development of the Corporation since September 2003. Mr. Higson-Smith is a qualified mining engineer with 25 years of experience in the mining business. Following several years in underground mining operations in Africa and after earning an MBA in finance, Mr. Higson-Smith spent 10 years reviewing projects, conducting due diligence, negotiating and structuring mining transactions around the world, initially with the Castle Group, a mining investment management company, and then with Resource Capital Funds. Since joining Golden Star in 2003 he has been responsible for evaluating and executing M&A opportunities for the Corporation and also spent a year in Ghana as General Manager of Bogoso/Prestea mine.	2003

S. MITCHEL WASEL	45	Mr. Wasel has served as Vice President Exploration since September 2007, prior to which he served the Corporation as Regional Exploration Manager for West Africa from March 2004. Mr. Wasel served as the Corporation’s Exploration Manager - Ghana from 2000 to March 2004. Mr. Wasel has acted in various other roles with the Corporation since 1993 when he commenced his service with the Corporation as an exploration geologist, where he worked in the Corporation’s regional exploration program in Suriname and later with the Gross Rosebel project, ultimately as Project Manager. Prior to joining the Corporation, he worked with several companies in northern Canada in both exploration and mine geology.	2007

COMPENSATION DISCUSSION AND ANALYSIS

Oversight of Executive Compensation Program

The Compensation Committee of the Board of Directors oversees the compensation of the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”), the Chief Operating Officer (“COO”) and the other executive officers named in the Executive Compensation Table below (collectively, the “Named Executive Officers” or “NEOs”).

The Compensation Committee has taken the following actions to link pay and performance for NEOs:

•	Application of performance-based awards in the Corporation’s long-term incentive programs;

•	Alignment of compensation structures to a competitive pay strategy; and

•	Periodic rotation of Compensation Committee members to promote a non-biased approach to pay considerations.

In determining the CEO’s compensation, the Compensation Committee annually evaluates the CEO’s performance and considers the Corporation’s performance and relative shareholder return, the compensation of chief executive officers at comparable companies and, with input from the CEO, such other factors that are deemed relevant. In determining the compensation of the other NEOs, the Compensation Committee evaluates each individual’s performance, recommendations of the CEO, the Corporation’s overall performance and comparable compensation paid to similarly situated officers in comparable companies.

The Compensation Committee determines any annual bonus to be awarded to the CEO and the other NEOs based on a combination of the Corporation’s performance for the year and the achievement by each person of both corporate and individual key performance indicators established by the Compensation Committee in conjunction with the CEO as of the commencement of the applicable fiscal year.

Compensation Consultants

The Compensation Committee has obtained advice from compensation consulting firms, most recently the Hay Group (“Hay”), with respect to reviewing and structuring its policy regarding executive compensation in 2009.

Overview of Compensation Philosophy and Program

To recruit and retain well qualified individuals as senior executives, the Corporation strives to maintain a competitive compensation program. The following objectives are considered in setting the compensation programs for the Named Executive Officers:

•	Set compensation and incentive levels that reflect competitive market practices;

•	Provide a significant percentage of total compensation that is “at-risk”, or variable, based on pre-determined performance criteria; and

•	Encourage stock holdings to align the interests of NEOs with those of shareholders.

Compensation Elements and Rationale for Pay Mix Decisions

To reward both short and long-term performance in the compensation program and in furtherance of the Corporation’s compensation objectives noted above, the Corporation’s executive compensation philosophy includes the following four principles.

(i) Compensation should be related to performance

A significant portion of a NEO’s compensation should be tied not only to individual performance, but also to the performance of the NEO’s business unit or function and to corporate performance measured against both financial and non-financial goals and objectives.

During periods when performance meets or exceeds the established objectives, NEOs should be paid at or more than target levels. When performance does not meet established objectives, incentive award payments, if any, should be less than such levels.

(ii) Incentive compensation should represent a large portion of a Named Executive Officer’s total compensation

A large portion of compensation is paid in the form of short-term and long-term incentives, which are calculated and paid based on financial measures of profitability and shareholder value creation and on individual performance. NEO’s have the incentive of increasing the Corporation’s profitability and shareholder return in order to earn a substantial portion of their compensation package.

(iii) Compensation levels should be competitive

A competitive compensation program is vital to the Corporation’s ability to attract and retain qualified senior executives. The Corporation annually reviews survey data and regularly assesses peer group data to ensure that the compensation program is competitive.

(iv) Incentive compensation should balance short and long-term performance

To reinforce the importance of balancing strong short-term annual results and long-term viability and success, NEOs receive both short and long-term incentives. Short-term incentives focus on the achievement of certain objectives for the upcoming year, while stock options and stock bonus awards create a focus on share price appreciation over the long term.

Compensation Benchmarking Relative to Market

The Compensation Committee has retained Hay, an independent compensation consulting firm, to assist in evaluating and setting executive cash and long term incentive compensation. The Compensation Committee believes that Hay’s base of information provides a reliable source of compensation information.

Hay compared the Corporation’s compensation practices to those in the mining industry generally based on Hay’s proprietary databases. In 2009, Hay also provided an analysis of mining companies in several comparable groups. Based on the information presented by Hay, the Compensation Committee exercised its business judgment as to setting basic compensation levels for NEOs.

The Corporation and the Compensation Committee have in the past also referred to compensation survey data from other sources to ensure that its total senior executive compensation program is competitive. The Board and Compensation Committee also evaluate the NEO’s level of responsibility and experience as well as company-wide performance. A NEO’s success in achieving business results, promoting core values, improving health and safety and demonstrating leadership are also taken into account when reviewing base salaries.

The Compensation Committee has sole authority to retain and terminate any compensation consultant to be used to assist it in the evaluation of CEO or executive officer compensation. The Compensation Committee shall have sole authority to approve such consultants’ fees and retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

Analyzing and assessing salaries at comparable companies and aligning base salaries for NEOs are critical to a competitive compensation program. Other elements of compensation are affected by changes in base salary. Annual bonus incentives and long-term incentives are targeted and paid out based on a percentage of base salary.

Review of Senior Executive Performance

The Compensation Committee reviews, on an annual basis, compensation elements of each NEO. In each case, the Compensation Committee takes into account the scope of responsibilities and experience and balances these against competitive salary levels.

The CEO presents to the Compensation Committee his evaluation of each NEO, which includes a review of contribution and performance over the past year, strengths, weaknesses, development plans and succession potential. The Committee members also have some opportunity to interface with the NEOs during the year.

Elements of the Executive Compensation Program

Total compensation for NEOs consists of the following elements:

•	Base salary

•	Annual/short-term bonus incentive

•	Long-term incentive compensation

•	Health and welfare benefits (and 401(k) savings plan for U.S. based executives only)

•	Perquisites

•	Severance and change in control benefits

Base Salaries. NEO base salaries are determined by evaluating the NEO’s level of responsibility and performance and the Corporation’s performance, as well as general economic conditions and marketplace compensation trends. Recognition is given to outstanding individual performance, or to recognize an increase in responsibility; however, in general the Corporation’s philosophy is that total NEO compensation above competitive median levels should be paid from the variable portion of the compensation package.

Annual Bonus Incentive. The annual bonus incentive provides each NEO with the opportunity to earn a bonus based on the achievement of specific company-wide, business unit or function and individual performance goals. Incentive bonuses may be paid in a combination of cash and stock as approved by the Compensation Committee at the beginning of each year for the prior fiscal year’s performance. The Compensation Committee approves a target incentive payout as a percentage of the base salary earned during the incentive period for each NEO, based on competitive practices. The payout of the annual bonus incentive is targeted at 30% to 65% of base salary depending on the position of the NEO and can range from zero, if planned performance targets are not achieved, to 200% of target payout, if results significantly exceed planned performance.

For 2009, the annual bonus, targets and objectives were determined based on a combination of achievement of corporate performance objectives and achievement of individual performance measures. Seventy percent of a NEO’s bonus target was weighted on corporate objectives and 30% on individual performance measures. The Compensation Committee increased the weighting for corporate objectives to more closely align NEO’s interests with those of shareholders. For 2009, corporate performance objectives included achieving budgeted production and cash costs from Bogoso/Prestea and Wassa, mineral reserve and resource replacement and free cash flow targets. The 2009 corporate objectives were defined in the 2009 operating plan and budget and individual performance measures for NEOs (other than the CEO) were defined and agreed to in early 2009 between each individual NEO and the CEO. The CEO’s individual performance objectives were agreed to by the CEO and the Compensation Committee.

To illustrate with an example, if a NEO’s base salary is $200,000 with a target incentive bonus of 30% of base salary or $60,000, then 70% of the $60,000 target or $42,000 would be weighted on corporate objective performance and 30% or $18,000 would be weighted on individual performance. If 80% of the corporate objectives and 85% of individual performance measures were actually achieved, the final bonus calculation is:

Corporate: 80% achieved x $42,000 = $33,600

Individual: 85% achieved x $18,000 = $15,300

Total annual bonus earned = $33,600 + $15,300 = $48,900

In early 2010, corporate performance objectives and individual performance measures were evaluated to determine which objectives and measures had been achieved and the impact on bonus percentages. It was agreed that 84% of the corporate objectives had been achieved in 2009. Bonuses were determined to be paid to each of the NEOs based on this percentage and the individual performance of each NEO. See the “Summary Compensation Table” below for information regarding the 2009 annual bonus paid to each NEO.

Long-Term Incentive Compensation. Long-term incentives comprise a substantial portion of each NEO’s compensation, consistent with the Corporation’s at-risk pay philosophy. The objective is to provide NEOs with long-term incentive award opportunities that are consistent with performance. Currently, these incentives include stock options. Previous awards and grants, whether vested or unvested, have no impact on the current year’s awards and grants.

The Compensation Committee currently targets long-term incentive awards at 200% of the target bonus award amount, but actual award amounts may vary significantly based on Corporation and individual performance, market conditions, stock price and availability of stock options for grant. Awards are determined at the beginning of each year for the prior fiscal year’s performance.

An important objective of the long-term incentive program is to strengthen the relationship between the long-term value of the Corporation’s share price and the potential financial gain for employees. A stock option becomes valuable only if the price of the Common Shares increases above the option exercise price and the holder of the option remains employed during the period required for the option to vest, thus providing an incentive for an option holder to remain employed by the Corporation. In addition, stock options link a portion of an employee’s compensation to shareholders’ interests by providing an incentive to increase the market price of the shares.

The Compensation Committee may from time to time grant stock options to NEOs in recognition of special contributions to the Corporation.

Health and Welfare Benefits Programs and 401(k) Savings Plan. The Corporation offers health and welfare programs and a 401(k) savings program to all eligible U.S. based employees. The NEOs generally are eligible for the same benefit programs on the same basis as the rest of the managerial workforce. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. The Corporation’s health and welfare programs include medical, wellness, pharmacy, dental, vision, life insurance and accidental death and disability. Coverage under the life and accidental death and disability programs offer benefit amounts specific to NEOs. Premiums for supplemental life insurance are paid by the Corporation on behalf of a NEO.

The 401(k) savings plan is intended to supplement the employee’s personal savings and social security. The Corporation adopted the 401(k) savings plan to enable employees to save for retirement through a tax-advantaged combination of employee and Corporation contributions and to provide employees the opportunity to directly manage their retirement plan assets through a variety of investment options. All U.S. based employees, including NEOs, are eligible to participate in the 401(k) savings plan. No savings plan is offered to NEOs who are based in non-U.S. locations. No other retirement plans are provided to NEOs.

A matching contribution is made to the 401(k) savings plan for each payroll period on behalf of each eligible member equal to 100% of the first 6% of an eligible member’s pre-tax contributions and catch-up contributions. For 2009, the maximum limit on employee contributions to a 401(k) plan was $16,500 for participants under age 50, and $22,000 for participants age 50 and older. For participants who are considered “highly compensated,” as defined by the Internal Revenue Code (“IRC”), this limit may be affected by annual nondiscrimination testing. The annual compensation limit under IRC Section 401(a)(17) which can be considered for employee and employer contributions was $245,000 for 2009.

Perquisites. Named Executive Officers, as well as other eligible employees of the Corporation, are provided with the following, among other, benefits as a supplement to their other compensation:

•

Life Insurance & Accidental Death & Dismemberment Coverage (also referred to as Personal Accident Insurance): The Corporation pays 100% of the premium for life insurance and accidental death and dismemberment coverage equal to three times the NEO’s base salary, subject to certain limitations.

•

Short-Term and Long-Term Disability: The Corporation pays 100% of the premium cost for short-term and long-term benefit programs for NEOs. The short-term disability program provides income replacement at 60% of base pay level (up to $10,000 per month for salaried employees) beginning on the 15th day of disability for up to six months or recovery. Long-term disability then continues until recovery at 60% of the base pay level (up to $10,000 per month for salaried employees) after being disabled for six months.

•

Expenses for Expatriates: The Corporation pays an annual meal allowance of $3,600 for NEOs working outside the United States or Canada. The Corporation also makes payments for foreign taxes, housing and utilities for expatriate NEOs.

The Compensation Committee annually reviews the perquisites provided to NEOs to determine if adjustments are appropriate.

Employment Agreements and Severance Arrangements. Upon certain types of terminations of employment (including a termination following a change in control of the Corporation), severance benefits are payable to the NEOs. These severance benefits are designed to attract and retain senior executives and to provide replacement income if their employment is terminated involuntarily other than for cause. Severance benefits are specifically provided for in each NEO’s employment agreement. To be eligible to receive severance benefits under the terms of their employment agreements, a NEO must (i) be an executive on the date of termination, (ii) be involuntarily terminated (other than for cause), and (iii) execute and deliver a release agreement.

As at December 31, 2009, the Corporation or a subsidiary had entered into employment agreements with Messrs. Mair, Barr, Labate, Higson-Smith and Wasel. The material terms of the agreements include: (a) employment for one year with automatic renewal for successive one-year periods unless either the Corporation or the employee gives notice of non-renewal of the employment agreement; (b) a base salary (as set forth below under “Summary Compensation Table”); (c) severance payments upon a termination of employment without cause in an amount equal to the sum of the employee’s base salary, the average of the target bonus for the employee for the current calendar year and the bonus paid to the employee for the previous year, and amounts equal to the value of the previous year benefits; (d) a lump sum payment in the event of a termination upon a “Change of Control” (as referred to below) equal to two times the sum of the employee’s base salary, the average of the target bonus for the employee for the current calendar year and the bonus paid to the employee for the previous year, plus amounts based on the value of previous year benefits and a portion of the target bonus for the employee for the current calendar year which is pro rated to the portion of such year prior to the employee’s termination; and (e) participation in the Second Restated Stock Option Plan (as defined below), the Executive Bonus Plan (as defined below), and in such of the Corporation’s benefit and deferred compensation plans as are from time to time available to executive officers of the Corporation. In addition, in the event of either a termination by the Corporation without cause or a termination following a Change in Control, all unvested stock options immediately vest and remain exercisable for 12 months following termination.

A “Change in Control” is defined, generally, as (i) the acquisition of more than 30% of the Corporation’s voting stock by a person or group, (ii) board members at a specified date, or persons appointed or nominated by them, cease to constitute a majority of the board, or (iii) stockholders approve a merger of the Corporation (other than a merger in which the stockholders of the Corporation prior to the merger continue to own more than 50% of the outstanding stock of the surviving entity), a sale of substantially all of the Corporation’s assets, or a liquidation. Change in Control severance benefits become payable under the terms of the employment agreements if, within twelve (12) months (as applicable) following a Change in Control, the employee’s employment is terminated by the Corporation or the surviving or successor entity without cause or the employee voluntarily terminates his/her employment for specified reasons. Such reasons include a substantial alteration in the nature or status of employment responsibilities, reduction in compensation or benefits, relocation, or breach by the surviving or successor entity of the employment agreement.

EXECUTIVE COMPENSATION TABLE

Summary Compensation Table

The following table sets forth the compensation earned by the CEO and other NEOs for services rendered to the Corporation and its subsidiaries for the fiscal years ended December 31, 2009, 2008 and 2007. Bonuses are paid under the Corporation’s applicable incentive compensation guidelines and are generally paid in the year following the year in which the bonus is earned.

NEO Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)[1]		Non-Equity Incentive Plan Compensation ($)		All Other Annual Compensation ($)		Total ($)

Thomas G. Mair President and Chief Executive Officer	2009 2008	500,000 500,000	— —		—	222,500 972,000	[2] [5]	283,725 115,585	[3] [6]	23,964 15,666	[4] [4]	1,030,189 1,603,251
	2007	188,596	—		—	587,500	[7]	41,160	[8]	10,941	[4]	828,197

D. Scott Barr Executive Vice President and Chief Operating Officer	2009 2008 2007	350,000 261,377 —	— 50,000 —	[9]	— — —	111,250 495,000 —	[10] [13]	144,900 51,275 —	[11] [14]	14,865 13,800 —	[12] [12]	621,015 871,452 —

John A. Labate Senior Vice President and Chief Financial Officer	2009 2008 2007	210,000 76,461 —	— — —		— — —	80,100 188,000 —	[15] [18]	73,332 12,184 —	[16] [19]	18,582 5,083 —	[17] [17]	382,014 281,728 —

Bruce Higson-Smith Vice President Corporate Development	2009 2008	183,750 181,563	— —		— —	66,750 91,080	[20] [23]	48,124 36,244	[21] [24]	11,253 10,551	[22] [22]	309,877 319,438
	2007	175,000	—		—	29,569	[25]	16,713	[26]	8,184	[2][2]	229,466

S. Mitchel Wasel Vice President Exploration	2009 2008	183,750 181,562	— —		— —	66,750 91,080	[27] [30]	47,132 40,246	[28] [31]	125,115 87,845	[29] [32]	422,747 400,733
	2007	165,000	—		—	207,000	[33]	4,842	[34]	52,682	[35]	429,524

1	This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718) for 2007, 2008, and 2009. A discussion of the assumptions used in calculating the award values may be found in Note 20 to our 2009 audited financial statements as found in our December 31, 2009 Form 10-K.
2	Consists of 250,000 stock options granted March 5, 2009 at an exercise price of $1.32 and a fair value of $0.89 per share.
3	Annual bonus incentive cash payment for 2009.
4	This amount includes $14,700 in 2009, $11,300 in 2008 and $10,050 in 2007 for contribution to this executive’s 401(k) Plan for the benefit of this executive and $9,264 in 2009, $4,366 in 2008 and $891 in 2007 for premiums paid for life insurance for the benefit of this executive.
5	Consists of 400,000 stock options granted March 6, 2008 at an exercise price of $4.09 and a fair value of $2.43 per share.
6	Consists of annual bonus incentive cash payment of $62,335 for 2008 and retention bonus of $53,250.
7	Consists of 200,000 stock options granted February 2, 2007 at an exercise price of $3.34 and a fair value of $2.27 per share and 75,000 stock options granted on December 20, 2007 at an exercise price of $3.07 and a fair value of $1.78 per share
8	Annual bonus incentive cash payment for 2007.
9	Signing bonus.
10	Consists of 125,000 stock options granted March 5, 2009 at an exercise price of $1.32 and a fair value of $0.89 per share.

11	Annual bonus incentive cash payment for 2009.
12	This amount includes $14,700 in 2009 and $13,800 in 2008 for contribution to this executive’s 401(k) Plan for the benefit of this executive and $165 for premiums paid for life insurance for the benefit of this executive.
13	Consists of 250,000 stock options granted April 2, 2008 at an exercise price of $3.32 and a fair value of $1.98 per share.
14	Annual bonus incentive cash payment for 2008.
15	Consists of 90,000 stock options granted March 5, 2009 at an exercise price of $1.32 and a fair value of $0.89 per share.
16	Annual bonus incentive cash payment for 2009.
17	This amount includes $13,258 in 2009 and $4,150 in 2008 for contribution to this executive’s 401(k) Plan for the benefit of this executive and $5,324 and $933 in 2008 for premiums paid for life insurance for the benefit of this executive.
18	Consists of 200,000 stock options granted August 20, 2008 at an exercise price of $1.53 and a fair value of $0.94 per share.
19	Annual bonus incentive cash payment for 2008.
20	Consists of 75,000 stock options granted March 5, 2009 at an exercise price of $1.32 and a fair value of $0.89 per share.
21	Annual bonus incentive cash payment 2009.
22	This amount includes $9,182 in 2009, $8,582 in 2008 and $6,782 in 2007 for contribution to this executive’s 401(k) Plan for the benefit of this executive and $2,071 in 2009, $1,969 in 2008 and $1,402 in 2007 for premiums paid for life insurance for the benefit of this executive
23	Consists of 44,000 stock options granted on March 20, 2008 at an exercise price of $3.41 and a fair value of $2.07 per share.
24	Consists of annual bonus incentive cash payment of $9,338 for 2008 and retention bonus of $26,906.
25	Consists of 13,026 stock options granted February 2, 2007 at an exercise price of $3.34 and a fair value of $2.27 per share.
26	Annual bonus incentive cash payment for 2007.
27	Consists of 75,000 stock options granted March 5, 2009 at an exercise price of $1.32 and a fair value of $0.89 per share.
28	Annual bonus incentive cash payment for 2009.
29	This amount consists of $1,666 for premiums paid for life insurance for the benefit of this executive and GHC95,711 ($68,813 based on Oanda.com exchange rates as of the date of each payment) paid for local taxes in Ghana based on total compensation, $21,920 for housing and utilities, $3,600 for food allowance and $29,116 for travel paid for the benefit of this executive for personal leave.
30	Consists of 44,000 stock options granted on March 20, 2008 at an exercise price of $3.41 and a fair value of $2.07 per share.
31	Consists of annual bonus incentive cash payment of $13,340 for 2008 and retention bonus of $26,906.
32	This amount consists of $1,666 for premiums paid for life insurance for the benefit of this executive and GHC76,193 ($71,851 based on Oanda.com exchange rates as of the date of each payment) paid for local taxes in Ghana based on total compensation and $10,728 for housing and utilities.
33	Consists of 100,000 stock options granted on June 21, 2007 at an exercise price of $3.65 and a fair value of $2.07 per share.
34	Annual bonus incentive cash payment for 2007.
35	This amount includes $1,042 for premiums paid for life insurance for the benefit of this executive, $40,840 recognized upon forgiveness of a loan between the Corporation and Mr. Wasel and $10,800 recognized upon the termination of a tenancy agreement between Mr. Wasel and a subsidiary of the Corporation.

EQUITY COMPENSATION PLAN INFORMATION

The following is information regarding the Corporation’s equity compensation plans as of December 31, 2009:

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (Cdn$)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities reflected in Column (a)

Equity Compensation Plans Approved by Security Holders	7,282,898	3.19	1,947,901	[1]

Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	7,282,898	3.19	1,947,901

Notes:

1	Represents Common Shares issuable under the Second Restated Stock Option Plan and the Stock Bonus Plan.

Stock Option Plan

This Management Information Circular contains a proposal to adopt a Third Amended and Restated 1997 Stock Option Plan, as set forth in the “Particulars of Matters to be Acted Upon – Approval of Third Amended and Restated 1997 Stock Option Plan.” Until that plan is adopted, the Second Amended and Restated 1997 Stock Option Plan (the “Second Restated Stock Option Plan”) remains in effect.

The Second Restated Stock Option Plan provides to certain key employees, consultants and directors (including non-employee directors) of the Corporation and its subsidiaries an incentive to maintain and to enhance the long-term performance of the Corporation through the acquisition of Common Shares pursuant to the exercise of stock options. The Second Restated Stock Option Plan provides for discretionary option grants to employees, consultants and directors.

Subject to certain other limitations, the maximum number of Common Shares authorized for issuance under the Second Restated Stock Option Plan is 15,000,000 Common Shares (or approximately 5.83% of the issued and outstanding Common Shares). As at March 12, 2010, 1,108,746 Common Shares (or approximately 0.43% of the issued and outstanding Common Shares) remain available for grant. An aggregate of 7,723,398 Common Shares (or approximately 3.00% of the issued and outstanding Common Shares), are issuable under options that have been granted under the Second Restated Stock Option Plan. The maximum number of Common Shares that may be issued to insiders under the Second Restated Stock Option Plan is limited to that number which is equal to the difference between (i) 10% of the outstanding number of Common Shares from time to time, and (ii) the number of Common Shares that are reserved for issuance to insiders pursuant to stock options granted under other stock option plans or arrangements of the Corporation. The total number of Common Shares that may be issued to any one optionee pursuant to options granted under the Second Restated Stock Option Plan or other stock option plans or arrangements of the Corporation cannot exceed 5% of the outstanding number of Common Shares from time to time. The maximum number of shares that may be issued to any optionee in any one calendar year is 400,000 Common Shares (or approximately 0.16% of the issued and outstanding Common Shares).

The Compensation Committee makes recommendations to the Board regarding all option grants. The Board has the authority, subject to the terms of the Second Restated Stock Option Plan, to determine when and to whom to make grants under the Second Restated Stock Option Plan, the number of Common Shares to be covered by the grants, the terms of options granted and the exercise price of options, and to prescribe, amend and rescind rules and regulations relating to the Second Restated Stock Option Plan. Options granted under the Second Restated Stock Option Plan are exercisable over a period determined by the Board, but not to exceed ten years from the date of grant, and the exercise price of an option may not be less than the closing price of the Common Shares on the stock exchange on which the Common Shares principally trade on the day immediately preceding the date of grant. In addition, the grant of an option may be subject to vesting conditions established by the Board as provided in the option agreement evidencing the grant of such option. All options granted to non-employee directors vest immediately, and options granted to executive officers and other employees typically are subject to vesting as determined at the date of grant, which vesting is either as to one-third on grant, and one-third on each of the first and second anniversary dates, or as to one-fourth on grant and an additional one-fourth on each of the first, second and third anniversary dates.

In the event of an optionee’s termination of employment or service prior to the time all or any portion of an option vests, such option, to the extent not vested or specifically extended by the Board, shall terminate. Except as otherwise provided by the Compensation Committee or the Board and subject to the specific terms of an optionee’s employment contract, as the case may be, if an optionee ceases to be employed by, or provide services to, the Corporation for any reason (other than by reason of death), the optionee’s options generally will expire 30 days following such termination in the case of a non-director optionee and within 12 months in the case of a director optionee. If the optionee dies while employed (or within the 30-day period referred to in the preceding sentence), all outstanding options, to the extent then vested, may be exercised within one year after the optionee’s date of death by the person or persons to whom the optionee’s rights pass. In no case may options be exercised later than the expiration date specified in the grant. Options may be transferred by an optionee only by will or by the laws of descent and distribution, and during his or her lifetime may be exercised only by an optionee during his or her lifetime.

Although the Second Restated Stock Option Plan provides for interest free loans to be made available to optionees who are employees of the Corporation or its subsidiaries for the purpose of exercising options under the Second Restated Stock Option Plan, there are no such loans outstanding. Further, no such loans will be made to any executive officers of the Corporation.

The exercise price and the number of Common Shares to be purchased by an optionee upon the exercise of an option will be adjusted by the Board in accordance with the terms of the Second Restated Stock Option Plan on the occurrence of certain corporate events or changes to the Common Shares.

The Second Restated Stock Option Plan provides that it will terminate, unless earlier terminated in accordance with its terms, on the tenth anniversary of its approval. The current Second Restated Stock Option Plan was approved on May 20, 2004 at the annual general and special meeting of the Corporation’s shareholders. The Second Restated Stock Option Plan provides that it generally may be amended or terminated at any time by the Board. However, any such amendment or termination shall be subject to any necessary stock exchange, regulatory or shareholder approval. In addition, no amendment to an option may adversely affect the rights under such option without the consent of the optionee. No options can be granted under the Second Restated Stock Option Plan after April 8, 2014.

Bonus Plans

The Corporation has an Employees’ Stock Bonus Plan (the “Stock Bonus Plan”) for any full-time or part-time employee (whether or not a director) of the Corporation or any of its subsidiaries who has rendered meritorious services that contributed to the success of the Corporation or any of its subsidiaries. Up to 900,000 Common Shares (or approximately 0.35% of the issued and outstanding Common Shares) are authorized for issuance under the Stock Bonus Plan. The Stock Bonus Plan is currently administered by the Compensation Committee and provides for grants of bonus Common Shares on terms that the Compensation Committee recommends to the Board, within the limitations of the Stock Bonus Plan and subject to the rules of applicable regulatory authorities. The maximum number of Common Shares that may be issued under the Stock Bonus Plan in any calendar year will not exceed in the aggregate 2% of the total number of outstanding Common Shares at the end of the immediately preceding calendar year, provided that (i) no more than 1% of the total number of outstanding Common Shares at the end of the immediately preceding calendar year can be issued to any one insider, (ii) the total number of Common Shares issuable within any one-year period to all insiders of the Corporation pursuant to the Stock Bonus Plan and pursuant to the exercise of vested options granted under other share compensation arrangements cannot exceed 10% of the then outstanding Common Shares, and (iii) the total number of Common Shares issuable within any one-year period to an employee under the Stock Bonus Plan and such employee’s associates pursuant to the Stock Bonus Plan and pursuant to the exercise of vested options granted under other share compensation arrangements cannot exceed 5% of the then outstanding Common Shares.

No Common Shares have been issued under the Stock Bonus Plan from January 1, 2010 to March 12, 2010. In 2009, no Common Shares were issued under the Stock Bonus Plan and the Named Executive Officers were not awarded and did not earn any Common Shares pursuant to the Stock Bonus Plan in respect of the 2009 fiscal year of the Corporation. As of March 12, 2010, an aggregate of 354,155 Common Shares (or approximately 0.14% of the issued and outstanding Common Shares) remain available for grant under the Stock Bonus Plan. The Board has the right to amend or terminate the Stock Bonus Plan at any time in its discretion. In addition, certain amendments to the Stock Bonus Plan require shareholder and regulatory approval.

The Corporation also maintains an Executive Management Performance Bonus Plan (the “Executive Bonus Plan”) under which the Corporation’s executive officers and certain other management personnel are eligible for bonuses, including bonuses under the Stock Bonus Plan and cash bonus awards. Bonuses are awarded under the Executive Bonus Plan at the discretion of the Board, based on the Board’s evaluation of the performance of both the Corporation and the participant measured against performance objectives established each year.

GRANT OF PLAN BASED AWARDS

The following table discloses estimated future payouts under the Non-Equity Incentive Plan, the actual numbers of Common Shares and stock options granted to the CEO and other NEOs during 2009, and the exercise price of these awards.

Name	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan		All Other Stock Awards: Number of Shares or Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Options Awards ($/SH)[1]	Closing Price on Date of Grant ($)[2]	Grant Date Fair Value of Stock & Option Awards ($)[3]
		Target ($)	Maximum ($)
Thomas G. Mair	03/05/2009	325,000	650,000	—	250,000	1.32	1.47	0.89

John A. Labate	03/05/2009	84,000	168,000	—	90,000	1.32	1.47	0.89

D. Scott Barr	03/05/2009	175,000	350,000	—	125,000	1.32	1.47	0.89

Bruce Higson-Smith	03/05/2009	55,125	110,250	—	75,000	1.32	1.47	0.89

S. Mitchel Wasel	03/05/2009	55,125	110,250	—	75,000	1.32	1.47	0.89

Notes:

1	Exercise prices are based on the closing price on the Toronto Stock Exchange, in Canadian dollars, on the day before the grant of the options. The exercise price has been converted into U.S. dollars based on the Bank of Canada noon rate of exchange on the day of the grant.
2	The closing price is the U.S. dollar equivalent of the closing price on the Toronto Stock Exchange on the day of the grant of the options. The closing price has been converted into U.S. dollars based on the Bank of Canada noon rate of exchange on the day of the grant.
3	This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718) for 2009. A discussion of the assumptions used in calculating the award values may be found in Note 20 to our 2009 audited financial statements on pages 86-89 of our Form 10-K.

OUTSTANDING EQUITY (OPTION) AWARDS AT FISCAL YEAR-END

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2009 for the CEO and each other NEO.

NEO Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price[1] ($)	Option Expiration Date		Value of Unexercised in-the-money Options at Year-End Exercisable/ Unexercisable ($)
Thomas G. Mair	150,000	50,000	3.34	02/02/2017	[2]	—
	75,000	—	3.07	12/20/2017	[3]	14,333/0
	200,000	200,000	4.09	03/06/2018	[4]	—
	62,500	187,500	1.32	03/05/2019	[5]	93,161/279,484

John A. Labate	100,000	100,000	1.53	08/20/2018	[6]	146,192/146,192
	22,500	67,500	1.32	03/05/2019	[5]	33,538/100,614

D. Scott Barr	125,000	125,000	3.32	04/02/2018	[7]	—
	31,250	93,750	1.32	03/05/2019	[5]	46,581/139,742

Bruce Higson-Smith	182,750	—	3.86	09/18/2013	[8]	—
	4,000	—	5.07	05/24/2014	[8]	—
	15,000	—	3.72	01/27/2015	[8]	—
	28,000	—	3.44	01/31/2016	[9]	—
	9,770	3,257	3.34	02/02/2017	[2]	—
	22,000	22,000	3.41	03/20/2018	[10]	—
	18,750	56,250	1.32	03/05/2019	[5]	27,948/83,845

S. Mitchel Wasel	75,000	25,000	3.65	09/21/2017	[11]	—
	22,000	22,000	3.41	03/20/2018	[10]	—
	18,750	56,250	1.32	03/05/2019	[5]	27,948/83,845

1	Exercise prices are based on the closing price on the Toronto Stock Exchange, in Canadian dollars, on the day before the grant of the options. The exercise price has been converted into U.S. dollars based on the Bank of Canada noon rate of exchange on the day of the grant.
2	These options vested 25% on the date of issuance, 25% on February 2, 2008 and 25% on February 2, 2009 with the balance vesting an additional 25% on February 2, 2010.
3	These options were fully vested as of the date of grant.
4	These options vested 25% on the date of issuance and 25% on March 6, 2009 with the balance vesting an additional 25% on each of March 6, 2010 and 2011, respectively.
5	These options vested 25% on the date of issuance, with the balance vesting an additional 25% on each of March 5, 2010, 2011 and 2012, respectively.
6	These options vested 25% on the date of issuance and 25% on August 20, 2009 with the balance vesting an additional 25% on each of August 20, 2010 and 2011, respectively.
7	These options vested 25% on the date of issuance and 25% on April 2, 2009 with the balance vesting an additional 25% on each of April 2, 2010 and 2011, respectively.
8	These options are fully vested.
9	These options are fully vested.
10	These options vested 25% on the date of issuance and 25% on March 20, 2009 with the balance vesting an additional 25% on each of March 20, 2010 and 2011, respectively.
11	These options vested 25% on each of September 1, 2007 and 2008, 2009 with the balance vesting an additional 25% on each of September 1, 2010.

OPTION EXERCISES AND STOCK VESTED

No options were exercised and no stock awards vested during 2009 for any of the NEOs.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

As described under “Compensation Discussion and Analysis - Elements of the Executive Compensation Program,” the Corporation or a subsidiary has entered into employment agreements with the following Named Executive Officers: Messrs. Mair, Barr, Labate, Higson-Smith and Wasel. For purposes of this discussion, “Corporation” shall refer to the Corporation or any subsidiaries as applicable. These employment agreements provide for payments and other benefits upon a termination without “cause” as defined in such employment agreements or upon a “Termination Upon a Change in Control” as defined in such employment agreements.

Upon retirement, the Corporation shall pay to a NEO all accrued salary, any benefits then due, accrued vacation pay and reimbursement of certain business expenses (“Accrued Compensation”). Mr. Barr is also entitled to receive the cost of COBRA health insurance coverage for himself and his immediate family, and upon the termination of the COBRA eligibility period, he is entitled to be reimbursed by the Corporation for the cost of medical insurance for himself and his immediate family until the earliest of (1) his attainment of the age of 65, (2) his death or (3) his eligibility for health insurance with a subsequent employer.

Upon termination without “cause” the Corporation shall pay to a NEO Accrued Compensation plus severance compensation as described in “Compensation Discussion and Analysis - Elements of the Executive Compensation Program.” As a condition precedent to receipt of severance compensation, the NEO must sign a comprehensive release of all claims against the Corporation and all related entities and individuals. All stock options granted to the NEO under the Second Restated Stock Option Plan become immediately exercisable and vested and remain exercisable for a period of 12 months from the date of termination without “cause.” Mr. Barr is also entitled to receive the cost of COBRA health insurance coverage for himself and his immediate family, and upon the termination of the COBRA eligibility period, he is entitled to be reimbursed by the Corporation for the cost of medical insurance for himself and his immediate family until the earliest of (1) his attainment of the age of 65, (2) his death or (3) his eligibility for health insurance with a subsequent employer.

Upon a “Termination Upon a Change in Control” the Corporation shall pay to a NEO Accrued Compensation plus Change in Control severance compensation as described in “Compensation Discussion and Analysis - Elements of the Executive Compensation Program.” As a condition precedent to receipt of Change in Control severance compensation, the NEO must sign a comprehensive release of all claims against the Corporation and all related entities and individuals. The Corporation will also provide the NEO with outplacement services, the cost of which shall not exceed an amount equal to 10% of such officer’s then current base salary. All stock options granted to the NEO under the Second Restated Stock Option Plan become immediately exercisable and vested and remain exercisable for a period of 12 months upon a “Change in Control.” Mr. Barr is also entitled to receive a medical severance amount equal to twice the amount of a monthly health insurance premium times the number of months until his sixty-fifth birthday. Mr. Higson-Smith may also be entitled to receive tax gross-up payments.

Listed below are the terms of such payments and estimates regarding the amounts for each of the NEO’s which would have been payable had such termination occurred on December 31, 2009.

Thomas G. Mair

	Retirement	Termination without cause	Termination Upon a Change in Control	Method of Payment
Accrued Compensation	$33,614	$33,614	$33,614	Lump Sum
Severance Compensation	N/A	$743,051	$1,536,101	Lump Sum	[1]

Total	$33,614	$776,665	$1,569,715

John A. Labate

	Retirement	Termination without cause	Termination Upon a Change in Control	Method of Payment
Accrued Compensation	$15,832	$15,832	$15,832	Lump Sum
Severance Compensation	N/A	$292,437	$605,880	Lump Sum	[1]

Total	$15,832	$308,269	$621,712

D. Scott Barr

	Retirement	Termination without cause	Termination Upon a Change in Control	Method of Payment
Accrued Compensation	$11,707	$11,707	$11,707	Lump Sum
Severance Compensation	N/A	$502,333	$1,194,487	Lump Sum	[1]

Total	$11,707	$514,040	$1,206,194

Bruce Higson-Smith

	Retirement	Termination without cause	Termination Upon a Change in Control	Method of Payment
Accrued Compensation	$16,632	$16,632	$16,632	Lump Sum
Severance Compensation	N/A	$249,559	$517,493	Lump Sum	[1]
Tax Gross-ups	N/A	$0	$0	Lump Sum

Total	16,632	$266,191	$534,125

S. Mitchel Wasel

	Retirement	Termination without cause	Termination Upon a Change in Control	Method of Payment
Accrued Compensation	$32,082	$32,082	$32,082	Lump Sum
Severance Compensation	N/A	$218,666	$455,707	Lump Sum	[1]

Total	$32,082	$250,748	$487,789

[1]

A portion of the Severance Compensation may be withheld by the Corporation and paid on the six month anniversary of the NEO’s termination in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended.

DIRECTOR COMPENSATION

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Corporation’s non-executive directors during the fiscal year ended December 31, 2009.

Director Name	Year	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Ian MacGregor	2009	139,000		—	—	—	—	139,000

James Askew	2009	63,000		—	—	—	—	63,000

David Fagin	2009	66,000		—	—	—	—	66,000

Lars-Eric Johansson	2009	48,750		—	—	—	—	48,750

Michael Martineau	2009	43,750		—	—	—	—	43,750

Michael Terrell	2009	14,500	[1]	—	—	—	—	14,500

[1]	Mr. Terrell resigned from the Board on August 5, 2009.

During the year ended December 31, 2009, the Corporation paid a total of $375,000 to its non-employee directors. This amount consisted of the following annual fees:

•	$100,000 to the Chairman;

•	$20,000 to the non-employee directors (excluding the Chairman); plus

•	$10,000 to the Chair of the Audit Committee (increased to $20,000 in the 3rd quarter of 2009);

•	$10,000 to the Chair of the Nominating and Corporate Governance Committee;

•	$10,000 to the Chair of the Sustainability Committee; and

•	$10,000 to the Chair of the Compensation Committee.

For 2009, the Corporation also paid the following fees to non-employee directors for attending Board and Committee meetings as follows:

•	$1,250 for attending a Board meeting; and

•	$750 for attending a committee meeting.

In addition, during 2009 the Corporation paid to each member of a Special Committee formed early in 2009, $20,000 for their efforts in assisting management with various corporate initiatives. Directors are also reimbursed for transportation and other out-of-pocket expenses reasonably incurred for attendance at Board and committee meetings and in connections with the performance of their duties as directors.

The Corporation’s Second Restated Stock Option Plan provides for discretionary grants of stock options to directors. Such grants may be made upon a director’s appointment or from time to time thereafter. See “Equity Compensation Plan Information – Stock Option Plan” for a summary of the Second Restated Stock Option Plan. This provision would remain intact in the proposed Third Amended and Restated 1997 Stock Option Plan (described below under “Particulars of Matters to be Acted Upon – Approval of Third Amended and Restated 1997 Stock Option Plan”).

With the assistance of Hay, the Compensation Committee reviewed the basis on which non-employee directors should be compensated taking into account, among other things, the need to attract and maintain board members having an appropriate mix of competencies and experience and having regard to the international nature of the Corporation’s business. The Compensation Committee determined that the elements of compensation should consist of (a) initial one-time stock option grants to new directors, and (b) thereafter annual cash compensation for all services rendered by non-employee directors. For 2010, the Compensation Committee recommended and the Board approved the following cash compensation, payable quarterly in arrears:

•	$170,000 to the Chairman;

•	$110,000 to the non-employee directors (excluding the Chairman); plus

•	$20,000 to the Chair of the Audit Committee;

•	$10,000 to the Chair of the Nominating and Corporate Governance Committee;

•	$10,000 to the Chair of the Sustainability Committee; and

•	$10,000 to the Chair of the Compensation Committee.

These amounts cover retainer and attendance at all regularly scheduled Board and committee meetings. Directors will continue to be reimbursed for transportation and other out-of-pocket expenses reasonably incurred for attendance at Board and committee meetings and in connections with the performance of their duties as directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is currently comprised of Messrs. Michael Martineau, James Askew, and Ian MacGregor. The Committee is responsible for establishing and administering the compensation philosophy, policies, and plans for the Corporation’s non-employee directors and executive officers.

The Compensation Committee hereby reports as follows:

1.	The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” with management; and

2.	Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Management Information Circular to be delivered to shareholders.

Submitted by the Compensation Committee:

Michael Martineau, Chair

James Askew

Ian MacGregor

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management of the Corporation the audited financial statements of the Corporation for the fiscal year ended December 31, 2009 (the “Audited Financial Statements”).

The Audit Committee has discussed with PricewaterhouseCoopers LLP, independent accountants for the Corporation since 1994, the matters required to be discussed by Statement on Auditing Standards No. 61.

The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1, and has discussed with PricewaterhouseCoopers LLP its independence and has considered the compatibility of the non-audit services which it provides with maintenance of that independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

Submitted by the Audit Committee:

Lars-Eric Johansson, Chair

David K. Fagin

Ian MacGregor

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The following information is provided in response to Canada’s National Instrument 58-101 and its companion Form 58-101F1:

Board of Directors

The current Board comprises eight directors, seven of whom are independent by virtue of their not having a direct or indirect material relationship (as defined under applicable law and regulations) with the Corporation and under the independence standards of the NYSE Amex Company Guide. Mr. Mair is the Corporation’s President and Chief Executive Officer and, accordingly, is not independent.

Of the current Board members, Mr. Askew is a director of Ausdrill Limited, OceanaGold Corporation, Eldorado Gold Corp., Conquest Mining Ltd. and Asian Mineral Resources Ltd.; Mr. Doyle is a director of Medoro Resources Ltd. and NXA Inc.; Mr. Fagin is a director of ATNA Resources Ltd. and Pacific Rim Mining Company; Mr. Johansson is a director of Canadian Solar Inc. and Niocan Inc.; Mr. MacGregor is a director of Asian Mineral Resources Ltd.; Mr. Martineau is a director of First Quantum Minerals Ltd. and Eurasia Mining Plc; and Mr. Thompson is a director of Ram Power Corp. and Teck Resources Limited. Each of these companies is a reporting issuer or equivalent in Canada or another jurisdiction. The Board follows the practice of including in each regularly scheduled Board meeting a discussion involving only the independent directors in the absence of management at which the independent directors have the opportunity to raise any matter they believe merits or requires discussion. Accordingly, for corporate governance disclosure purposes, the independent directors held two meetings in 2009 at which the non-independent director and members of management were not present.

Mr. Ian MacGregor serves as Chairman of the Board. As disclosed above, he is an independent director. The Chairman’s duties are described below in “Position Descriptions”.

Each director attended all Board meetings held in 2009 and each director attended all meetings of Committees of which he is a member.

Board Mandate

While the Board has no written mandate as such, its duties and activities are performed in a manner that is considered responsive to statutory and other legal requirements and in accordance with best corporate governance practices.

The Board establishes overall policies and standards for the Corporation. The Board expects management to conduct the business of the Corporation in accordance with the Corporation’s ongoing strategic plan as adopted by the Board. The Board regularly reviews management’s progress in meeting these expectations. The Board is kept informed of the Corporation’s operations at meetings of the Board and its committees and through reports and analyses and discussions with management. The Board normally meets four times a year in person, with additional meetings being held as needed. In 2009, there were a total of five meetings of the Board.

The following is a summary of how the Board deals with matters pertaining to strategic planning, risk management, communication and internal control systems, and management and succession:

•

Each year the Board reviews and approves planning assumptions and detailed monthly budgets for the following year and annual projections for the following five years. The Board monitors performance against budget through reporting by management in the form of monthly reports and Board papers.

•

The Board seeks to identify and assess the principal risks of the Corporation’s business which are wide-ranging because of the nature of the Corporation’s business, including risks associated with operating in developing countries, maintaining control of the Corporation’s assets and funds, assuring compliance with all relevant laws and regulations, political risks, exchange controls, environmental and safety risks, government regulatory or enforcement problems, title matters, civil unrest, and the availability of skilled management and labor forces.

•	The CEO and the CFO provide shareholder communications on behalf of the Corporation, all of which are closely monitored by the Board.

•	The Board periodically reviews the integrity of the Corporation’s internal control and management information systems.

•

The Board annually considers the overall performance in all key areas to identify those areas where additional skills may be required and to consider the measures required to ensure sufficient management depth for the ongoing management of the Corporation in the event of the loss of any key members of the Corporation’s executive management team.

•

The Board periodically reviews all key policies including the environmental and safety policies adopted by the Corporation and its affiliates and has established policies on Safety, Community Relations and Environment.

The Board has adopted policies to assure effectiveness of management information systems including policies on Corporate Control with respect to annual budgets, financial and budget reporting, activities reporting, acquisitions and dispositions of assets, joint ventures, spending authorities, contracts and investment banking services. Therefore, in addition to those matters that must by law, be approved by the Board, the Board approves, among other things, the terms of all significant acquisitions and dispositions of the mineral properties of the Corporation and its subsidiaries as well as joint venture agreements on such properties. Operating and capital budgets also require the Board’s approval. The Board receives monthly reports on operational, financial and business development matters. Finally, because of the Board’s relatively small size and significant industry experience, management is able to liaise regularly with the Board to discuss and seek approval for various activities.

Position Descriptions

The Board has adopted a position description for the Chairman of the Board whereby the Chairman presides over meetings of the Board, interfaces between the Board and senior management, including regular consultations with the President and CEO on a variety of matters of importance to the Corporation’s business, its relationships with shareholders and other stakeholders and the relationship between the Board and management, including all matters which properly come within the scope of the duties and responsibilities of a non-executive Chairman to ensure that the Corporation fulfils its commitment of adherence to corporate governance best practices.

While no specific position description has been adopted for the chairs of each of the Corporation’s four standing committees namely the Audit, Compensation, Nominating and Corporate Governance and Sustainability Committees, each chair is responsible for ensuring that the Committee over which he presides properly discharges the obligations imposed by its charter (available for inspection on the Corporation’s website at www.gsr.com), interfacing with management and making required recommendations to the Board. In particular, the Chair of the Audit Committee is responsible for a number of matters, such as communication with the Corporation’s auditors in accordance with the SEC and the United States Sarbanes-Oxley Act of 2002 (“SOX”) requirements to which the Corporation is subject.

The Board has adopted a position description for the Corporation’s President and CEO which, among other things, is compliant with SOX requirements.

Orientation and Continuing Education

New directors are provided with the Corporation’s committee charters and Board and Corporation policies and with non-public information on the Corporation’s business and assets. They have access to Board members and senior management personnel before accepting a position as director to enable them to perform due diligence and to acquire the information required to begin performing their duties at an acceptable level. In the course of these due diligence activities, new directors are made aware of the role of the Board and its committees and the nature and operation of the Corporation’s assets and business.

Management believes that each member of the current Board has the basic skills and knowledge required to function effectively as a director of the Corporation and that the individual skills and experience possessed by individual Board members are complementary to achieving a Board that can supervise the Corporation’s business in a manner responsive to the interests of all stakeholders and in a responsible and ethical manner. Board candidates are selected based on the possession of such basic and complementary skills.

The chair of the Nominating and Corporate Governance Committee has a specific responsibility to ensure that Board members are kept up to date on corporate governance matters, and the directors’ other business interests are such as to keep them abreast of corporate developments generally and those in the gold mining industry in particular. Except for 2009, the Board has made annual visits to the Corporation’s production facilities in Ghana in the course of which Board members have had full opportunity to inspect the Corporation’s assets and to interface with all levels of management and with local stakeholders.

Ethical Business Conduct

The relevant policies and codes, all of which are available on the Corporation’s website, consist of:

•

a Business Conduct and Ethics Policy which applies to the Corporation, its subsidiaries, divisions and affiliates and which reaffirms that the observance of applicable law and ethical business conduct wherever the Corporation does business must be the guiding principle. The Corporation’s Senior Vice President and CFO is responsible for monitoring compliance with the Policy and for communicating the Policy to employees. Employees are advised that they have a duty to report any known or suspected violation of the Policy, including any violation of the laws, rules, regulations or policies that apply to the Corporation. Employees are to report such violations to their supervisor, the Compliance Officer, or by following the procedures set out in the Corporation’s Whistleblower Policy. It is ultimately the Board’s responsibility for monitoring compliance with the Policy. The Board, through its Nominating and Corporate Governance Committee, reviews the Policy annually to ensure that it complies with legal requirements and is in alignment with best practices. The Board has not granted any waiver of the Business Conduct and Ethics Policy. Accordingly, no material change report has been required or filed;

•

a Code of Ethics for Directors, Senior Executive and Financial Officers and Other Executive Officers adopted pursuant to Section 406 of SOX and the rules of the NYSE Amex to provide written standards of guidance to the affected individuals for honest and ethical conduct and compliance with applicable law. This Code of Ethics requires that individuals covered by its provisions report suspected violations to either of the Chairman of the Board or the Senior Vice President and CFO, in his capacity as Compliance Officer, and that the Board take appropriate action on any such reports. Amendments of/and waivers granted under the Code of Ethics will be disseminated on the Corporation’s website (www.gsr.com);

•

a Policy on Insider Trading and Reporting which mandates all appropriate trading restrictions on the Corporation’s shares to which directors, officers, employees and others are subject under applicable law and as a matter of corporate policy; and

•

a Whistleblower Policy whereby employees are required to report concerns regarding possible violations by employees or other persons of legal or regulatory requirements or internal policies relating to accounting standards and disclosures, internal accounting controls or matters related to the internal or external audit of the Corporation’s financial statements to any member of management, to the Audit Committee, or anonymously if the individual so chooses. The Audit Committee is responsible for dealing appropriately with all such reports.

As a matter of policy, the Board is required to approve the holding by any director or officer of a Board or executive position of another company creating a potential business or legal conflict affecting that individual’s ability to properly carry out his duties and serve the Corporation’s best interests. As a matter of law, Board members are required to disclose material interests in proposed transactions, after which the Board determines the propriety of the affected individual participating in either or both of discussion and voting, whether or not otherwise entitled to do either or both.

Nomination of Directors

As disclosed above, the Corporation’s objective is to have a Board of Directors, each of whose members has the required experience, skills, judgment and character to perform effectively and ethically as a Board member and which, as a group, have skills complementary to the nature of the Corporation’s business and the environment in which the Board operates. Potential Board candidates are identified and selected with reference to these criteria. The process is supervised by the Nominating and Corporate Governance Committee which is responsible for recommending candidates for nomination or re-election, as the case may be, as set out in its charter.

Compensation of Directors

The Compensation Committee, all of whose members are independent directors, is responsible for evaluating and making recommendations to the Board regarding the compensation to be paid to directors.

Board Leadership Structure and Role in Risk Oversight

The Chairman of the Board is an independent director and performs the functions described above in “Position Descriptions”. Having an independent Chairman enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. The Chairman also serves as a liaison between the Board and senior management. The Board has determined that the current structure, an independent chair, separate from the CEO, is the most appropriate structure at this time.

The Board oversees the risks involved in the Corporation’s operations as part of its general oversight function, integrating risk management into the Corporation’s compliance policies and procedures. While the Board has the ultimate oversight responsibility for the risk management process, the Audit Committee and the Compensation Committee have certain specific responsibilities relating to risk management. Among other things, the Audit Committee, pursuant to its charter, addresses company policies with respect to risk assessment and risk management, and reviews major risk exposures (whether financial, operating or otherwise) and the guidelines and policies that management has put in place to govern the process of assessing, controlling, managing and reporting such exposures. In addition, when recommending to the Board appropriate compensation for executive officers, the Compensation Committee considers the nature, extent and acceptability of risks that the executive officers may be encouraged to take by any incentive compensation. The Board also satisfies its risk oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Corporation.

Board Committees

There are four standing committees of the Board: Audit, Compensation, Nominating and Corporate Governance and Sustainability committees. Charters for each of the committees are available on the Corporation’s website at www.gsr.com.

i) Audit Committee

The Audit Committee is currently comprised of Messrs. Lars-Eric Johansson (Chair), David K. Fagin and Ian MacGregor. The Board has determined that each of the members of the Audit Committee is financially literate, is an unrelated, outside member with no other affiliation with the Corporation and is independent as defined by the NYSE Amex Company Guide. The Board has determined that Mr. Johansson is the “audit committee financial expert” as defined by the SEC.

The primary duties and responsibilities of the Audit Committee, as set out in its charter, are to oversee the financial reporting process, the system of internal control, the audit process, related party transactions, compliance with the Corporation’s codes of ethics and the Corporation’s process for monitoring compliance with laws and regulations. The Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the work of the independent auditor. In performing its duties, the Audit Committee maintains effective working relationships with the Board, management and the external auditors. To effectively perform his role, each committee member must obtain and maintain an understanding of the detailed responsibilities of committee membership as well as the Corporation’s business, operations and risks. In addition, the Audit Committee recommends to the Board for approval the annual and quarterly financial statements, the annual and quarterly reports and certain other documents required by regulatory authorities. In connection with risk assessment, the Audit Committee reviews major financial, operating and other risk exposures and the guidelines, policies and insurance that management has put in place to govern the process of assessing, controlling, managing and reporting such exposures. The Audit Committee met four times during 2009.

ii) Compensation Committee

The Compensation Committee is comprised of Messrs. Michael Martineau (Chair), James Askew and Ian MacGregor, each of whom has been determined by the Board to be unrelated, outside member with no other affiliation with the Corporation and independent as defined by the NYSE Amex. The Compensation Committee, subject to Board approval and as set forth in its charter, supervises the evaluation and determination of compensation of executive officers, sets corporate-wide policy with respect to compensation and benefits, and administers the Second Restated Stock Option Plan (except with respect to grants to non-employee directors) and the Stock Bonus Plan. The Compensation Committee also oversees the detailed disclosure requirements regarding executive compensation. The Compensation Committee met twice in 2009.

iii) Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of Messrs. David K. Fagin (Chair), Ian MacGregor and Michael Martineau. Each member of the Nominating and Corporate Governance Committee has been determined by the Board to be an unrelated, outside member with no other affiliation with the Corporation and independent as defined by the NYSE Amex. The Nominating and Corporate Governance Committee, as set forth in its charter, advises and makes recommendations to the Board concerning all corporate governance issues, including: Board and committee jurisdiction, composition, size and remuneration; adoption and implementation of policies designed to ensure that the Corporation follows best practices in corporate governance; and oversight of compliance with legislation, rules, regulations and guidelines enacted and adopted by governments, securities regulators and stock exchanges to whose jurisdiction the Corporation is subject. In addition, the Nominating and Corporate Governance Committee performs an annual appraisal of the performance of the Board, its committees, each director and the Board and committee chairs (see “Assessments” below).

The Nominating and Corporate Governance Committee is responsible for the assessment of the effectiveness and contribution of the Board, its committees and individual directors. The Nominating and Corporate Governance Committee annually reviews the overall performance of the Board and its committees based on a number of factors including the Board’s performance in meeting the challenges that faced the Corporation over the previous 12 month period, the Board’s relationship with management, and the overall effectiveness of the Board and its members.

The Nominating and Corporate Governance Committee periodically reviews the adequacy and form of compensation of directors in relation to the responsibilities and risks involved in being an effective director. See “Compensation of Directors” above.

The Nominating and Corporate Governance Committee is also responsible for supervising the nomination process including identifying and recommending nominees to the Board for eventual proposal as candidates for election as directors at the annual meeting of shareholders. The Nominating and Corporate Governance Committee considers candidates for Board membership who are suggested by members of the Nominating and Corporate Governance Committee, other Board members, members of management and shareholders of the Corporation. Once the Nominating and Corporate Governance Committee has identified prospective nominees for directorship, the Board is responsible for selecting such candidates. The Nominating and Corporate Governance Committee seeks to identify director candidates with solid business and other appropriate experience and expertise, having regard for the nature of the Corporation’s business and the current composition of the Board, and commitment to devoting the time and attention necessary to fulfill their duties to the Corporation.

While the Corporation has not prepared a formal diversity policy with respect to evaluating nominees for director positions, the Nominating and Corporate Governance Committee’s charter includes general factors to be considered in evaluating a prospective candidate to the Board, which factors include (i) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints, and (ii) backgrounds, experience, expertise, skills and other demographics. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of skills, experience, and knowledge that will assure that the Board can continue to fulfill its responsibilities.

The Nominating and Corporate Governance Committee also considers the independence of directors or potential directors. The Nominating and Corporate Governance Committee met twice in 2009.

Shareholders wishing to recommend a director candidate to serve on the Board may do so by providing written notice to the Chair of the Nominating and Corporate Governance Committee, Golden Star Resources Ltd., 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127-6312, that identifies the candidate, provides appropriate biographical and background materials, evidences the nominating shareholder’s Common Share ownership, and includes a written signed statement of the candidate. Assuming that the appropriate information and materials are received in a timely manner, candidates recommended by shareholders will be evaluated against the criteria outlined above. A complete copy of the procedures to be followed by shareholders who wish to recommend director candidates is available on the Corporation’s website at www.gsr.com.

iv) Sustainability Committee

The Sustainability Committee is currently composed of Messrs. James Askew (Chair), David Fagin and Ian MacGregor. Each member of the Sustainability Committee has been determined by the Board to be unrelated, an outside member with no other affiliation with the Corporation and independent as defined by the NYSE Amex. The primary purposes of the Sustainability Committee are to assist the Board in its oversight of exploration, development and operating risk, including issues related to geological, mining, metallurgical, community relationships, health, safety and environmental matters. The responsibilities of the Sustainability Committee include, among others: reviewing with management the Corporation’s goals, policies and programs relative to exploration, development and operational matters; making enquiries of management concerning the establishment of appropriate policies, systems, standards and procedures for all technical, development and operating activities, and compliance with applicable laws and standards of corporate conduct; reviewing with management the assessment, reduction and mitigation of technical risk; reviewing with management the risk analysis of any proposed new major exploration, development or operating activity; and reviewing with management the Corporation’s record of performance on community relationships, health, safety and environmental matters, along with any proposed actions based on the record of performance. The Sustainability Committee met twice in 2009.

Assessments

The Nominating and Corporate Governance Committee performs, as part of its duties, an annual appraisal of the performance of the Board and its standing committees as a whole and of the individual performance of each director and the Board and committee chairs. The results are used in making any required changes to functions and individuals and in determining nominations for re-election and appointment.

Shareholder Communications

The Corporation believes that it is important to maintain good shareholder relations. The Board will give appropriate attention to all written communications that are submitted by shareholders. Any shareholder wishing to send communications to the Board, or a specific committee of the Board, should send such communication to the Senior Vice President and Chief Financial Officer of the Corporation by email to jlabate@gsr.com or by mail to Board of Directors, c/o Chief Financial Officer, Golden Star Resources Ltd., 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127-6312. All communications shall state the type and amount of the Corporation’s securities held by the shareholder and shall clearly state that the communication is intended to be shared with the Board, or if applicable, with a specific committee of the Board. The Senior Vice President and Chief Financial Officer shall forward all such communications to the Board or the specific committee, as appropriate.

Director Attendance at Shareholder Meetings

It is the Corporation’s policy that the directors attend annual shareholders meetings. All of the then directors of the Corporation attended the 2009 annual general meeting of shareholders.

Additional Disclosure Relating to Directors

To the knowledge of the Corporation, no proposed director of the Corporation is or has been, within the last 10 years, a director, chief executive officer or chief financial officer of any company that (a) was subject to a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued while he/she was acting in the capacity of director, chief executive officer or chief financial officer of that company; (b) subject to a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued after he/she ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while he/she was acting in that capacity; (c) subject of, or a party to, any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) mail or wire fraud in connection with any business entity or (ii) federal or state securities, commodities, banking or insurance laws and regulations, or any settlement to such actions (not including settlement of a civil proceeding among private parties); or (d) subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization.

Moreover, to the knowledge of the Corporation, no proposed director is or has been, within the last 10 years, (a) bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold his/her assets; or (b) a director or executive officer of any company that, while he/she was acting in that capacity, or within two years of his/her ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, except for the following:

Ian MacGregor, a director of the Corporation, served several years ago as a director of Canadian Shipbuilding and Engineering, a private Canadian company that became subject to the Companies’ Creditors Arrangement Act and subsequently made an assignment in bankruptcy after failing to achieve a successful restructuring plan.

PRINCIPAL ACCOUNTING FIRM FEES

The Corporation incurred the following fees for services performed by its principal accounting firm, PricewaterhouseCoopers LLP, during fiscal 2009 and 2008:

Year	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total
2009	$458,785	$47,363	$65,372	$50,789	$622,309
2008	$466,912	$41,699	$40,170	$33,152	$581,933

Audit related fees included review of quarterly financial statements. Tax related fees include assistance in filing annual tax returns and tax planning. Other fees were predominantly related to review of documents required for the sale of common shares and for review of annual reports filed with government agencies in the United States and Canada.

In 2009 and 2008, 100% of our auditor’s fees were approved pursuant to the provisions of 17 CFR 210.201(c)(7)(i)(C). There were nil hours expended on the principal account’s engagement to audit our financial statements for the years ended December 31, 2009 and December 31, 2008 that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

The Audit Committee of the Board has considered the level of non-audit services provided by the auditors and the auditor’s representation letter in its determination of auditor independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee has established a policy requiring pre-approval of all audit engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and all permissible non-audit services performed by the independent auditors. Such services may be approved at a meeting or by unanimous written consent of the Audit Committee, or the Audit Committee may delegate to one or more of its members the pre-approval of audit services and permissible non-audit services provided that any pre-approval by such member or members shall be presented to the Audit Committee at each of its scheduled meetings.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

No directors, nominees for election as directors, executive officers or members of their immediate family were indebted to the Corporation, or any of its subsidiaries, directly or indirectly, at any time since the beginning of the Corporation’s last fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

Messrs. James E. Askew, Michael Martineau and Ian MacGregor were members of the Compensation Committee in 2009, all of whom are independent, non-management directors. Except for Mr. Askew, who was President of the Corporation from March 1999 through October 1999, none of the Compensation Committee members has served as an officer or employee of the Corporation. None of the Corporation’s executive officers has served as a member of a compensation committee or board of directors of any other entity which has an executive officer serving as a member of the Corporation’s Board of Directors.

Transactions with Related Persons

The Corporation has adopted a written policy for the review of transactions with related persons. The policy requires review, approval or ratification of transactions exceeding $120,000 in which the Corporation is a participant and in which a director, executive officer, a significant shareholder or an immediate family member of any of the foregoing persons has a direct or indirect material interest.

No related person of the Corporation, nor any associate or affiliate of a related person, has had any material interest in any transaction or proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries, nor has any director of the Corporation been involved, directly or indirectly, in any business or professional relationship with the Corporation in connection with the provision by the director or the Corporation of property, services or financing to the other since January 1, 2009 other than as set forth herein. Additionally, no person who has been a director or officer since January 1, 2009, nor any proposed director, nor any of their associates or affiliates, have any material interest, direct or indirect, in the matters to be acted upon at the Meeting. Each quarter, the Vice President Finance and Controller issues a “Commitments, Contingencies and Acquisition” checklist to the CEO, CFO, Chief Operating Officer, Treasurer and VP Exploration, which must be signed and returned to inquire if there have been any related party transactions for the quarter.

In addition, on an annual basis, the Corporation’s legal counsel prepares Directors and Officers (“D&O”) questionnaires and submits the questionnaires to all directors and officers of the Corporation. The D&O questionnaires are reviewed by the Vice President Finance and Controller who also reviews accounts payable vendor records to determine if any payments that would fall under disclosure guidelines have been made to any companies which would indicate a related party transaction.

If the Vice President Finance and Controller determines that any transaction could be a related party transaction, the transaction is brought to the Audit Committee for review. The Audit Committee determines whether a related party transaction can be approved or not, based on whether the transaction is determined to be in, or not inconsistent with, the best interests of the Corporation and its shareholders.

Relationships

Certain directors and officers of the Corporation are and may continue to be involved in the mining and mineral exploration industry through their direct and indirect participation as a director or otherwise in corporations, partnerships or joint ventures, which are potential competitors. Situations may arise in connection with potential acquisitions and investments where the other interests of these directors and officers may conflict with the interests of the Corporation. Each of the directors of the Corporation is required to disclose any potential conflict of interest and to act honestly, in good faith and in the best interests of the Corporation.

The Nominating and Corporate Governance Committee is responsible for annually reviewing and reporting to the Board on business activities of each Board member including their employment or service to any other companies to assure that potential conflicts are clearly understood or avoided. Potential conflicts include the relationships, if any, between each of the directors and Golden Star and its management, and any involvements of any of the directors (including on membership on other boards of directors which constitute, or may result in, a conflict of interest.

During 2009, the Corporation obtained legal services from a legal firm to which our Chairman of the Board of Directors, Mr. MacGregor, is counsel. The total value of all legal services provided was approximately $558,322. Mr. MacGregor did not personally perform any legal services for the Corporation during 2009 nor did he benefit directly or indirectly from payments made by the Corporation for the services performed by the firm.

PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the Board of the Corporation, the only matters to be brought before the Meeting are the following items:

(a) Report to Shareholders

The Board of the Corporation has approved all of the information in the Report to Shareholders that accompanies this Management Information Circular, including the audited consolidated financial statements delivered therewith for the fiscal year ended December 31, 2009. No vote will be taken regarding the Report to Shareholders.

(b) Election of Directors

The term of office of the current directors of the Corporation will expire at the Meeting or when their successors are duly elected or appointed. The Articles of the Corporation provide that the number of directors shall consist of a minimum of three and a maximum of 15 directors. The Board is currently composed of eight directors, three of whom are resident Canadians. The Corporation’s By-laws require that at least 25% of the directors of the Corporation be resident Canadians.

It is proposed to nominate the seven persons listed below for election as directors of the Corporation to hold office until the next annual meeting of shareholders or until their successors are elected or appointed pursuant to relevant provisions of the By-laws of the Corporation or the Corporation’s governing statute. All such proposed nominees are currently directors of the Corporation.

It is the intention of the management designees, if named as proxy, to vote for the election of the following persons to the Board. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, proxies FOR management designees will be voted for another nominee in their discretion unless the shareholder has specified in his proxy that his Common Shares are to be withheld from voting in the election of directors. Each director elected will hold office until the next annual meeting of shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the By-laws of the Corporation.

In order to be effective, this ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

The following table sets forth the name of each of the persons proposed to be nominated for election as a director; his municipality, province or state and country of residence; all positions and offices in the Corporation presently held by him; his present and past principal occupation or employment for the past five years; the date of his first appointment as a director; and his age. See “Voting Shares and Security Ownership of Certain Beneficial Owners and Management” for the number of Common Shares of the Corporation that each nominee has advised are beneficially owned by him, or over which control or direction is exercised, directly or indirectly.

Name, Residence and Position with Corporation	Present and Principal Occupation for the Past Five Years	Date of First Appointment as Director	Age
JAMES E. ASKEW Denver, Colorado, USA Director [1,4]	Mr. Askew has served as a director, President and Chairman of International Mining and Finance Corporation since January 1997. Mr. Askew has held positions as Managing Director and Chief Executive Officer of Black Range Minerals NL from November 1999 to 2001. Mr. Askew also serves as a director of Ausdrill Limited, OceanaGold Corporation, Eldorado Gold Corp., Asian Mineral Resources and Conquest Mining Ltd. In addition, Mr. Askew served as President and Chief Executive Officer of the Corporation from March 1999 to October 1999 and as director of Sino Gold Mining Ltd. from 2003 to 2009. Mr. Askew brings to the Board of Directors demonstrated management expertise at senior levels and extensive experience with all aspects of the mining industry in his capacity as senior manager and director at several mining companies. Mr. Askew has worked in the mining industry for 36 years, including as chief executive officer of three companies. Mr. Askew has also served on the boards of 7 public companies, which gives him a strong understanding of the role of the Board of Directors.	June 15, 1999	61

ROBERT E. DOYLE Toronto, Ontario, Canada Director	Mr. Doyle is a director of Medoro Resources Ltd., a Canadian gold exploration and development company with activities in Africa and South America. He is currently chairman of its Corporate Governance and Nominating Committee and a member of its Compensation Committee. Previously, Mr. Doyle was Executive Vice President of Pacific Stratus Energy from 2005 through 2007. Mr. Doyle has held executive positions at several mining and oil and gas companies, including Chief Financial Officer of Coalcorp Mining, Inc., Bolivar Gold Corp., and HMZ Metals Inc. Mr. Doyle also serves on the board of NXA Inc., a junior company seeking resource opportunities. Mr. Doyle, a Chartered Accountant and a Chartered Director, has over 30 years experience in all facets of international resource exploration, development and production. Mr. Doyle brings a broad skill set to the Board of Directors, including a thorough understanding of operations and financial strategy of international mining companies.	February 3, 2010	55

DAVID K. FAGIN Englewood, Colorado, USA Director [2,3]	Mr. Fagin served from 1986 to 2009 as a director or trustee of certain public mutual funds managed by T. Rowe Price Associates, Inc., as a director since February 2009 of Atna Resources Ltd., a successor to Canyon Resources Corp. and of Pacific Rim Mining Company since April 2002. In addition he was formerly President and Chief Operating Officer of Homestake Mining Company. Mr. Fagin previously served as Chairman and Chief Executive Officer of the Corporation. Mr. Fagin’s experience and expertise in the mining industry and also in the financial services sector have provided him with a wealth of knowledge in dealing with financial and accounting matters. In addition, Mr. Fagin’s long tenure with the Corporation has provided him with knowledge of all aspects of the business and its history, which uniquely positions him to be a valued member of our Board of Directors.	May 15, 1992[5]	71

IAN MacGREGOR Toronto, Ontario, Canada Director [1,2,3,4]	Mr. MacGregor has served as Chairman of the Board since January 27, 2004. Mr. MacGregor also serves on the board of Asian Mineral Resources Limited. He has been Counsel of Fasken Martineau DuMoulin LLP (Barristers and Solicitors) since February 2000. In determining Mr. MacGregor’s qualifications to serve on our Board of Directors, the Board has considered, among other things, his experience and expertise representing companies in the mining industry in particular and in corporate and securities law generally. Having practiced corporation and securities law with a specialty in the mining sector for 35 years, Mr. MacGregor’s depth and breadth of exposure to complex legal issues in the mining industry makes him a valued advisor.	April 3, 2000	75

THOMAS G. MAIR Englewood, Colorado, USA Director, President and Chief Executive Officer	Mr. Mair was appointed President and Chief Executive Officer and a director in March 2008 and prior to then served as Interim President and Chief Executive Officer from January 2008 to February 2008. From February 2007 to December 2007 Mr. Mair served as Senior Vice President and Chief Financial Officer of the Corporation. Prior to joining the Corporation, Mr. Mair worked as a consultant from October 2006. Mr. Mair served in a number of senior roles with Newmont Mining Corporation from 1994 until October 2006, most recently as Director, Business Process Improvement from August 2003 to October 2006, and as group financial executive from October 2000 to July 2003. Mr. Mair’s experience and expertise in financial strategy and operations of mining companies positions him well to serve as the Chief Executive officer and member of the Board of Directors. As Chief Executive Officer and formerly Chief Financial Officer of the Corporation, Mr. Mair has demonstrated strong leadership skills and extensive knowledge of complex accounting, financial and operational issues facing mining corporations.	March 6, 2008	53
MICHAEL P. MARTINEAU Hildenborough, Kent, United Kingdom Director [1,3]	Dr. Martineau is a founder and was a director, until June 2009, and served as President from January 1999 until December 2007, of AXMIN Inc. He was a director of Ashanti Goldfields from February 1999 to April 2004. In addition, Dr. Martineau has served as Chairman since February 2000 and as Chief Executive Officer from February 2000 to August 2002 of Eurasia Mining Plc, and he was a director of Angus and Ross Plc from April 2000 until September 2006. Dr. Martineau was elected to serve as a director of First Quantum Minerals Ltd. in October 2007. Dr. Martineau has 40 years experience in global minerals exploration and mine development, and for the past 20 years has concentrated mainly on the many countries in sub-Saharan Africa. Between 1986 and 2002 he served as President and Chief Executive Officer of companies exploring for gold and developing mines in Africa including Zimbabwe, Tanzania, Ghana, Sierra Leon, Mali and the Central African Republic where teams that he led are credited with discoveries and successful mine developments. As founder of two such companies, he has experience in the fields of land acquisition, negotiation, team building and M&A activities. His particular contribution to Golden Star lies in the field of exploration, resource evaluation and exploitation and operating in Africa.	May 20, 2004	65
CHRISTOPHER M. T. THOMPSON	Mr. Thompson served as Chairman and Chief Executive Officer of Gold Fields Limited, an international gold producer based in South Africa, from 1998 through 2002 and Chairman from 2002 through 2005. Since 2005 to the present, Mr. Thompson has served on the boards of several public and private companies. He has served on over 25 public gold mining company boards and he currently sits on the board of five other companies: chairman of the board of Ram Power Corp., a geothermal power plant company, member of the board of directors of Teck Resources Limited, member of the board of directors of privately held companies The Water Company and Geosynfuels, Inc., and member of the advisory board of Pala Investments. He was a director of Frontera Copper Corporation from August 2003 to March 2009. In addition, Mr. Thompson was previously the Chairman of the World Gold Council, an industry organization that promotes gold consumption, and Founder, President and Chief Executive Officer of Castle Group Inc., a privately owned gold mining venture fund. Mr. Thompson is familiar with all aspects of the gold industry from exploration to marketing. He understands the intricacies of international gold producing operations, and also has specific gold mining experience in Ghana. Also, Mr. Thompson’s 20 years experience in the gold mining investment and venture capital field enables him to provide the Board valuable insight on financial aspects of the industry.	February 3, 2010	62

Notes:

[1]	Member of the Compensation Committee.
[2]	Member of the Audit Committee.
[3]	Member of the Nominating and Corporate Governance Committee.
[4]	Member of the Sustainability Committee.
[5]	May 15, 1992 represents the date of the Corporation’s formation upon the amalgamation of Golden Star Resources Ltd. and South American Goldfields Inc., of which companies Mr. Fagin was the Chairman.

There are no family relationships among any of the director nominees or directors or executive officers of the Corporation.

See “Statement of Corporate Governance Practices” for information on Board committees and directors’ meeting attendance.

The Board of Directors recommends that shareholders vote FOR the election of the above directors.

Unless otherwise indicated in the Proxy, it is management’s intention to vote the proxies FOR the election of the above directors.

(c) Appointment of Auditor

It is proposed to approve an ordinary resolution to appoint the firm of PricewaterhouseCoopers LLP as auditor of the Corporation to hold office until the close of the next annual meeting of shareholders or until PricewaterhouseCoopers LLP is removed from office or resigns as provided by law and by the Corporation’s By-laws and to authorize the Audit Committee of the Corporation to fix the remuneration of PricewaterhouseCoopers LLP as auditors of the Corporation.

Representatives of PricewaterhouseCoopers LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate shareholder questions.

The Board of Directors recommends that shareholders vote FOR the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, to serve as independent auditors for 2010.

Unless otherwise indicated in the Proxy, it is management’s intention to vote the proxies FOR the appointment of PricewaterhouseCoopers LLP and to authorize the Board of Directors of the Corporation to fix the remuneration of PricewaterhouseCoopers LLP as auditors.

(d) Approval of Third Amended and Restated 1997 Stock Option Plan

The Corporation proposes to amend and restate the Second Restated Stock Option Plan. The purpose of the Second Restated Stock Option Plan is to provide to certain key employees, consultants and directors (including non-employee directors) of the Corporation and its subsidiaries an incentive to maintain and to enhance the long-term performance of the Corporation through the acquisition of Common Shares pursuant to the exercise of stock options. Currently the maximum number of Common Shares authorized for issuance under the Second Restated Stock Option Plan is 15,000,000 Common Shares (or approximately 5.83% of the issued and outstanding Common Shares).

On March 11, 2010, the Board approved the Third Amended and Restated 1997 Stock Option Plan (the “Third Amended and Restated 1997 Stock Option Plan”) of the Corporation, subject to shareholder approval, to (i) reserve an additional 10,000,000 shares for the Third Amended and Restated 1997 Stock Option Plan, thereby increasing the total number of shares reserved for issuance from 15,000,000 under the Second Restated Stock Option Plan to 25,000,000 shares under the Third Amended and Restated 1997 Stock Option Plan; (ii) provide for the grant of incentive stock options; and (iii) to make such other changes to update the provisions of the Second Restated Stock Option Plan in light of current corporate practice, changes in U.S. and Canadian laws and stock exchange requirements. The Corporation is seeking the approval of the shareholders to approve, ratify and confirm the Third Amended and Restated 1997 Stock Option Plan.

Under the Toronto Stock Exchange’s policy respecting stock options, shareholder approval is required for certain amendments to the security-based compensation arrangements of a company. The NYSE Amex rules also require shareholder approval for any material amendment to a company’s stock option plan.

A summary of the material provisions of the Third Amended and Restated 1997 Stock Option Plan is set forth below. This summary is not complete and is qualified in its entirety by the text of the Third Amended and Restated 1997 Stock Option Plan attached hereto as Exhibit A.

At the Meeting, Shareholders will be asked to consider and, if thought fit, pass the following ordinary resolution (the “Third Amended and Restated 1997 Stock Option Plan Resolution”) to approve, ratify and confirm the Third Amended and Restated 1997 Stock Option Plan:

“RESOLVED AS AN ORDINARY RESOLUTION THAT:

1.	the Third Amended and Restated 1997 Stock Option Plan adopted by the Board of Directors of the Corporation, as described in the management information circular of the Corporation dated March 11, 2010, is hereby approved, ratified and confirmed; and

2.	any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute and deliver or cause to be executed and delivered, all such documents, agreements and instruments as are necessary or desirable to give effect to the foregoing resolution, and to perform or cause to be performed all such other acts and things as in such person’s opinion may be necessary or desirable to give full effect to the foregoing resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such acts or things.”

The Third Amended and Restated 1997 Stock Option Plan Resolution must be passed, with or without amendment, by not less than a majority of votes cast by shareholders of the Corporation who vote in person or by proxy in respect of the Third Amended and Restated 1997 Stock Option Plan Resolution at the Meeting. No shareholders of the Corporation are excluded from voting in respect of the Third Amended and Restated 1997 Stock Option Plan Resolution.

Summary of the Third Amended and Restated 1997 Stock Option Plan

General

The Third Amended and Restated 1997 Stock Option Plan provides for discretionary option grants to employees, consultants and directors. Currently, there are approximately five key employees (including executive officers) of the Corporation plus seven non-employee directors of the Corporation and its subsidiaries who are eligible to receive options under the Third Amended and Restated 1997 Stock Option Plan.

Administration

The Compensation Committee (the “Committee”) makes recommendations to the Board regarding all option grants. The Board has the authority, subject to the terms of the Third Amended and Restated 1997 Stock Option Plan, to determine when and to whom to make grants under the Third Amended and Restated 1997 Stock Option Plan, the number of shares to be covered by the grants, the terms of options granted and the exercise price of options, and to prescribe, amend and rescind rules and regulations relating to the Third Amended and Restated 1997 Stock Option Plan.

The Board may, in its discretion, reserve to itself any or all of the authority and responsibility of the Committee; and with respect to nonqualified stock options granted to non-employee directors of the Corporation, the Board shall serve as the Committee. To the extent that the Board has reserved to itself the authority and responsibility of the Committee, all references herein to the Committee shall be deemed to refer to the Board.

Under the terms of the Second Restated Stock Option Plan, only options that are not “incentive stock options” within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) may be granted. The Third Amended and Restated 1997 Stock Option Plan will allow for the grant of incentive stock options.

Shares Available for Awards

Subject to certain other limitations, the maximum number of Shares issuable pursuant to the exercise of Incentive Stock Options and Nonqualified Stock Options shall be twenty-five million (25,000,000) (including such number of Shares issuable upon exercise of options granted under other stock option plans or share compensation arrangements of the Corporation as of the Effective Date). Based on activity through March 12, 2010, 11,108,746 Common Shares (or approximately 4.32% of the issued and outstanding Common Shares) would be available for grant. The maximum number of shares subject to options that may be granted to any optionee in any one calendar year will be 800,000 (or approximately 0.31% of the issued and outstanding Common Shares).

The aggregate number of Common Shares in respect of the options that may be granted shall not, when taken together with all of the Corporation’s security based compensation arrangements, result in (i) the number of Common Shares reserved for issuance to insiders pursuant to options exceeding 10% of the issued and outstanding Common Shares; and (ii) the issuance to insiders pursuant to options, within a one-year period, of a number of Common Shares exceeding 10% of the issued and outstanding Common Shares (excluding Common Shares issued pursuant to security based compensation arrangements during the preceding one-year period). The total number of Common Shares that may be issued to any one optionee pursuant to options granted under the Third Amended and Restated 1997 Stock Option Plan or other stock option plans or arrangements of the Corporation cannot exceed 2% of the outstanding number of Common Shares from time to time.

Terms of Options and Vesting

Options granted under the Third Amended and Restated 1997 Stock Option Plan will be exercisable over a period determined by the Board, but not to exceed ten years from the date of grant, and the exercise price of an option may not be less than the fair market value of the Common Shares on the date of grant. “Fair market value” per Common Share shall mean the closing price of the Common Shares on the stock exchange or other market on which the Shares principally traded on the day immediately preceding the date of grant. In addition, options may be subject to vesting conditions established by the Board, and provided in a separate option agreement evidencing the grant of such options. All options granted to non-employee directors vest immediately, and options granted to executive officers and other employees typically are subject to vesting as determined at the date of grant, which vesting is one-fourth on grant and an additional one-fourth on each of the first, second and third anniversary dates.

Termination of Employment or Service

In the event of an optionee’s termination of employment or service prior to the time all or any portion of an option vests, such option, to the extent not vested or specifically extended by the Committee, shall terminate. Except as otherwise provided by the Committee and subject to the specific terms of an optionee’s employment contract, as the case may be, if an optionee ceases to be employed by, or provide services to, the Corporation for any reason (other than by reason of death), the optionee’s options generally will expire 30 days following such termination in the case of a non-director optionee and within 12 months in the case of a director optionee. If the optionee dies while employed (or within the 30-day period referred to in the preceding sentence), all outstanding options, to the extent then vested, may be exercised within one year after the optionee’s date of death by the person or persons to whom the optionee’s rights pass. In no case may options be exercised later than the expiration date specified in the grant. Options may be transferred by an optionee only by will or by the laws of descent and distribution, and during his or her lifetime may be exercised only by an optionee during his or her lifetime.

Exercise of Options

Options granted under the Third Amended and Restated 1997 Stock Option Plan are deemed exercised upon (i) delivery of written notice to the Corporation of the decision to exercise and (ii) tender of full payment by certified cheque or official bank draft.

The exercise price and the number of shares to be purchased by an optionee upon the exercise of an option will be adjusted by the Committee in accordance with the terms of the Third Amended and Restated 1997 Stock Option Plan in connection with the occurrence of certain corporate events or changes to the Common Shares.

The Third Amended and Restated 1997 Stock Option Plan provides that it will terminate, unless earlier terminated as provided therein, on the tenth anniversary of its approval.

Corporate Changes

If the Corporation undergoes certain change of control transaction, all options outstanding will become immediately exercisable.

In addition, the Third Amended and Restated 1997 Stock Option Plan contains provisions for certain adjustments to the exercise price of options and the number and kind of shares issuable upon the exercise of options in the event of a stock dividend or split, recapitalization, consolidation, combination or exchange of shares or similar corporate change.

Amendment, Suspension and Termination

Shareholder approval is required to amend the Third Amended and Restated 1997 Stock Option Plan to: (a) increase the number of Common Shares reserved for issuance under the Third Amended and Restated 1997 Stock Option Plan; (b) change the manner of determining the exercise price so that the exercise price is less than the fair market value per Common Share (as determined under the Third Amended and Restated 1997 Stock Option Plan); or (c) increase the aggregate number of Common Shares in respect of which options have been granted and remain outstanding so that such number of Common Shares, when taken together with all of the Corporation’s security based compensation arrangements, at any time results in: (i) the number of Common Shares reserved for issuance to insiders pursuant to options exceeding 10% of the issued and outstanding Common Shares; or (ii) the issuance to insiders pursuant to Options, within a one-year period, of a number of Common Shares exceeding 10% of the issued and outstanding Common Shares (excluding Common Shares issued pursuant to security based compensation arrangements during the preceding one-year period). In addition, shareholder approval is required to amend options granted under the Third Amended and Restated 1997 Stock Option Plan to: (a) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price, for the benefit of insiders of the Corporation; or (b) extend the termination date beyond the original expiration date for the benefit of insiders of the Corporation, except in certain circumstances where the Corporation has imposed a trading blackout. Additionally, to the extent that shareholder approval is necessary or desirable in the Board’s sole discretion under applicable law such amendment shall be effective upon the required approval of the shareholders of the Corporation.

The Board may, in its discretion, and without obtaining shareholder approval, amend, suspend or discontinue the Third Amended and Restated 1997 Stock Option Plan, and amend or discontinue any options granted under the Third Amended and Restated 1997 Stock Option Plan, at any time. Without limiting the foregoing, the Board may, without obtaining shareholder approval, amend the Third Amended and Restated 1997 Stock Option Plan, and any options granted under the Third Amended and Restated 1997 Stock Option Plan, to (i) amend the vesting provisions, (ii) amend the termination provisions, except in certain limited circumstances as described in the preceding paragraph, (iii) amend the eligibility requirements of eligible participants which would have the potential of broadening or increasing insider participation, (iv) add a cashless exercise feature, payable in cash or securities, whether or not the feature provides for a full deduction of the number of underlying Common Shares from the reserved Common Shares, (v) allow a participant to transfer or assign an Option to any person or entity as the Board may permit, provided that such transfer or assignment complies with applicable laws and rules of the applicable stock exchange, (vi) make amendments in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Internal Revenue Code of 1986 and the regulations promulgated thereunder relating to options and/or to bring the Third Amended and Restated 1997 Stock Option Plan and/or options granted under it into compliance therewith, and (vii) make amendments of a housekeeping nature or to comply with the requirement of any regulatory authority.

Options Granted Under the Second Restated Stock Option Plan

Because benefits under the Third Amended and Restated 1997 Stock Option Plan will depend on the discretion of the Board and the fair market value of the Corporation’s common stock at various future dates, it is not possible to determine the benefits that will be received if the Third Amended and Restated 1997 Stock Option Plan is approved by shareholders. The table below shows grants under the Second Restated Stock Option Plan for the year ended December 31, 2009 received by or allocated to the executive officers named on page 5, all elected officers as a group, all non-employee directors as a group and all other employees as a group.

Name	Total Options Granted Under the Second Restated Stock Option Plan Through March 11, 2010 For the Year Ended December 31, 2009

Thomas G. Mair	250,000

D. Scott Barr	125,000

John A. Labate	90,000

Bruce Higson-Smith	75,000

S. Mitchel Wasel	75,000

All current executive officers as a group (5 persons)	615,000

All current directors who are not executive officers as a group (7 persons)	0

All employees as a group	1,145,000[1]

[1]	Includes 64,500 options that have been exercised and 81,750 options that have been forfeited.

Transferability

All benefits, rights and options accruing to any optionee shall not be assignable other than as specifically provided in the event of the death of the optionee. During the lifetime of an optionee, all benefits, rights and options shall not be assignable or transferable and may only be exercised by the optionee.

New Plan Benefits

Any future benefits under the Third Restated Stock Option Plan will depend on the Corporation’s performance and decisions of the Committee or the Board, as applicable, regarding the granting of stock options as well as the fair market value of the Common Shares at various future dates. As a result, it is not possible to determine the benefits that will be received by directors, officers and key employees if the Third Amended and Restated 1997 Stock Option Plan is approved by the shareholders. Because the Second Restated Stock Option Plan was in effect and sufficient stock options were available under the Second Restated Stock Option Plan in 2009, the 2009 compensation of the directors or employees would not have been impacted if the Third Amended and Restated 1997 Stock Option Plan was effective prior to the beginning of the 2009 fiscal year.

Confirmation by Shareholders

If the Third Amended and Restated 1997 Stock Option Plan is approved at the Meeting, it will take effect at the close of business on the date of the Meeting. If the Third Amended and Restated 1997 Stock Option Plan Resolution is not approved at the Meeting, the Third Amended and Restated 1997 Stock Option Plan Resolution will not become effective and the Second Restated Stock Option Plan will remain in effect.

The Board believes that the Third Amended and Restated 1997 Stock Option Plan is in the best interests of the Corporation and its shareholders and therefore recommends that shareholders vote for the Third Amended and Restated 1997 Stock Option Plan Resolution.

Unless otherwise indicated in the Proxy, it is management’s intention to vote the proxies FOR approving, ratifying and adopting the Third Amended and Restated 1997 Stock Option Plan Resolution.

(e) Approval of Amended and Restated Shareholder Rights Plan

The Corporation originally implemented a Shareholder Rights Agreement dated as of April 24, 1996 which, in accordance with its terms, was amended pursuant to an Amending Agreement dated as of June 30, 1999 (collectively, the “Original Rights Plan”). The Original Rights Plan was amended and restated by an Amended and Restated Shareholder Rights Plan Agreement dated as of May 20, 2004 (“2004 Rights Plan”) and an Amended and Restated Shareholder Rights Plan Agreement dated as of May 9, 2007 (the “2007 Rights Plan”). The Board has now approved an Amended and Restated Shareholder Rights Plan Agreement (the “2010 Rights Plan” or the “2010 Rights Agreement”) to amend and restate the 2007 Rights Plan in order to continue until 2013 the outstanding rights (“Rights”) granted under the predecessor Original Rights Plan, the 2004 Rights Plan and the 2007 Rights Plan on the terms and conditions of the 2010 Rights Plan and to reconfirm the continued issuance of the Rights

Shareholders will be asked at the Meeting to vote on a resolution, the text of which is set out below under the heading “Confirmation by Shareholders” (the “Rights Plan Resolution”), to ratify, confirm and approve the adoption of the 2010 Rights Plan. To continue a shareholder rights plan for the Corporation beyond the termination of the Meeting, the Rights Plan Resolution must be passed by a majority of the votes cast by Independent Shareholders(as defined below) who vote in respect thereof. At the date of this Management Information Circular, the Corporation (as defined below) believes that all holders of Common Shares are Independent Shareholders.

“Independent Shareholders”, as defined in the 2007 Rights Plan, are the holders of Common Shares or other securities entitled to vote in the election of directors excluding (i) any Acquiring Person (generally the beneficial holder of 20% or more of the Corporation’s shares, as further defined in the 2010 Rights Plan), (ii) a person who has announced publicly or is making a take-over bid for 20% or more of the Corporation’s shares (iii) any affiliate, associate, or party acting jointly with either of them, or (iv) an employee benefit plan or other plan or trust for the benefit of employees of the Corporation in which voting of the shares in the plan or trust are not voted, deposited or tendered by the beneficiaries. The 2010 Rights Plan contains substantially the same terms and conditions as the 2007 Rights Plan. The 2010 Rights Plan was not adopted in response to or in anticipation of any pending or threatened take-over bid. It is not intended to and will not prevent a take-over of the Corporation. The 2010 Rights Plan does not reduce the duty of the Board to act honestly, in good faith and in the best interests of the Corporation and its shareholders, and to consider on that basis any offer made, nor does the 2010 Rights Plan alter the proxy mechanisms to change the Board, create dilution on the initial issue of the Rights or change the way in which Common Shares trade.

The Corporation believes, accordingly, that the 2010 Rights Plan preserves the fair treatment of shareholders, is consistent with current best Canadian corporate practice and addresses institutional investor guidelines.

Objectives of the 2010 Rights Plan

The purpose of the 2010 Rights Plan is to encourage an offeror either to make a Permitted Bid (as defined in Schedule A), without approval of the Board, having terms and conditions designed to meet the objectives of the 2010 Rights Plan, or to negotiate the terms of the offer with the Board. Failure to do either creates the potential for substantial dilution of the offeror’s position.

The purpose of the 2010 Rights Plan is to address the following concerns that are widely held to be inherent in the provisions of current legislation governing take-over bids in Canada:

(i) Time

Securities legislation in Canada currently permits a take-over bid to expire in 35 days. The Board shares the view that 35 days is an insufficient amount of time to permit the Board and the shareholders to assess an offer and for the Board to negotiate with the offeror, solicit competing offers and otherwise try to maximize shareholder value. The 2010 Rights Plan provides that a Permitted Bid must be open for at least 60 days and must remain open for a further period of 10 business days after the offeror publicly announces that more than 50% of the outstanding Voting Shares (as defined in the 2010 Rights Plan) held by Independent Shareholders have been deposited or tendered and not withdrawn.

(ii) Pressure to Tender

A shareholder may feel compelled to tender to a take-over bid which the shareholder considers to be inadequate because, in failing to tender, the shareholder may be left with illiquid or minority discounted shares. This is particularly so in the case of a partial bid where the offeror wishes to obtain a control position but does not wish to acquire all of the Common Shares. The 2010 Rights Plan contains a shareholder approval mechanism in the Permitted Bid definition, which is that no Voting Shares may be taken up and paid for under the bid unless more than 50% of the outstanding Voting Shares held by Independent Shareholders have been deposited or tendered and not withdrawn. By requiring a Permitted Bid to remain open for acceptance for a further period of 10 business days following public announcement that more than 50% of the outstanding Voting Shares have been deposited, a shareholder’s decision to accept a bid is separated from the decision to tender, lessening concern about undue pressure to tender to the bid.

(iii) Unequal Treatment of Shareholders

Under current securities legislation, an offeror may obtain control or effective control of the Corporation without paying full value, without obtaining shareholder approval and without treating all of the shareholders equally. For example, an offeror could acquire blocks of shares by private agreement from one or a small group of shareholders at a premium to market price which premium is not shared with the other shareholders. In addition, a person could slowly accumulate shares through stock exchange acquisitions which may result, over time, in an acquisition of control or effective control without paying a control premium or fair sharing of any control premium among all shareholders. Under the 2010 Rights Plan, if a take-over bid is to qualify as a Permitted Bid, all offers to acquire 20% or more of the Corporation’s outstanding Voting Shares must be made to all shareholders.

Effect of the 2010 Rights Plan

It is not the intention of the Board to entrench themselves or avoid a bid for control that is fair and in the best interests of shareholders. For example, shareholders may tender to a bid which meets the Permitted Bid criteria without triggering the 2010 Rights Plan, regardless of the acceptability of the bid to the Board. Furthermore, even in the context of a bid that does not meet the Permitted Bid criteria, the Board must act honestly and in good faith with a view to the best interests of the Corporation and its shareholders.

Generally, the board of directors of a corporation confronted with an unsolicited take-over bid will not be allowed to maintain a shareholder rights plan indefinitely to keep a bid from the shareholders; however, Canadian securities regulators have indicated that so long as the board is actively and realistically seeking value-maximizing alternatives, shareholder rights plans serve a legitimate purpose.

The Board believes that the effect of the 2010 Rights Plan will be to enhance shareholder value, ensure equal treatment of all shareholders in the context of an acquisition of control, and lessen the pressure upon a shareholder to tender to a bid.

A summary of the material provisions of the 2010 Rights Plan is set forth as follows. This summary is not complete and is qualified in its entirety by the text of the 2010 Rights Plan, attached hereto as Exhibit B.

Summary of 2010 Rights Plan

The following is a summary of the terms and conditions of the Amended and Restated Shareholder Rights Plan Agreement dated as of May 6, 2010 (the “2010 Rights Plan” or the “2010 Rights Agreement”). The 2010 Rights Agreement amends and restates the Rights Agreement dated as of April 24, 1996 between the Corporation and The R-M Trust Company, as rights agent, as amended pursuant to an Amending Agreement dated as of June 30, 1999 between the Corporation and CIBC Mellon Trust Company (formerly The R-M Trust Company), as rights agent (collectively, the “Original Rights Agreement”), as amended and restated by the Amended and Restated Shareholder Rights Plan Agreement dated as of May 20, 2004 (the “2004 Rights Agreement”), as amended and restated by the Amended and Restated Shareholder Rights Plan Agreement dated as of May 9, 2007 (the “2007 Rights Agreement”).

This summary is qualified in its entirety by, and is subject to, the full text of the 2010 Rights Agreement. Copies of the complete 2010 Rights Agreement are available upon request. Shareholders wishing to receive a copy of the 2010 Rights Agreement should submit their request by telephone at 1-800-553-8436 (toll-free), by facsimile at 1-303-830-9094, by email at jthompson@gsr.com or by mail to the Corporation, 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127-6312, Attention: Jill Thompson.

All capitalized terms, where used in this summary without definition, have the meanings attributed to them in the 2010 Rights Agreement.

Issuance of Rights

Under the 2010 Rights Plan, Rights granted by the Corporation under the Original Rights Agreement, the 2004 Rights Agreement and the 2007 Rights Agreement and which are outstanding at the Record Time of 5:00 p.m. (Vancouver time) on May 6, 2010, are reconfirmed on the terms set out in the 2010 Rights Plan, and the Corporation reconfirms its authorization to continue the issuance of Rights for each “Voting Share” (which includes the Common Shares and any other shares in or interests of the Corporation entitled to vote generally in the election of directors) issued thereafter and prior to the Separation Time (as defined below), subject to the earlier termination or expiration of the Rights as set out in the 2010 Rights Agreement.

Exercise Price

Until the Separation Time, the exercise price (“Exercise Price”) of each Right is three times the market price, from time to time, of the Common Shares. From and after the Separation Time, the Exercise Price is three times the market price, as at the Separation Time, per Common Share. The Exercise Price is subject to adjustment as set out in the 2010 Rights Agreement.

Term

The 2010 Rights Plan will take effect from and after the close of business on the date that the Meeting terminates (the “Effective Date”), and will expire at the close of business on the date upon which the annual meeting of shareholders of the Corporation to be held in 2013 terminates, subject to earlier termination or expiration of the Rights as set out in the 2010 Rights Agreement. The term of the 2010 Rights Plan is three years in conformity with Canadian institutional investor guidelines.

Trading of Rights

Until the Separation Time, the Rights will be evidenced by the certificates representing the associated Common Shares and will be transferable only together with the associated Common Shares. After the Separation Time, separate certificates evidencing the Rights will be mailed to holders of record of Voting Shares (other than any shareholder or group of shareholders making a take-over bid) as of the Separation Time and such separate Rights certificates alone will evidence the Rights.

The Rights will be listed on the Toronto Stock Exchange subject to the Corporation complying with the requirements of the Toronto Stock Exchange.

Separation Time

The Rights are not exercisable and do not trade separately from their associated Voting Shares until the “Separation Time.” The “Separation Time” is the close of business on the tenth trading day after the earliest of (i) the Stock Acquisition Date, which is the first date of public announcement of facts indicating that a person has become an Acquiring Person (as defined below); (ii) the date of the commencement of, or first public announcement of the current intention of any person (other than the Corporation or any subsidiary of the Corporation) to commence, a take-over bid (other than a Permitted Bid or a Competing Permitted Bid, each as defined below); and (iii) the date upon which a Permitted Bid ceases to be one. The Separation Time can also be such later date as may from time to time be determined by the Board.

Acquiring Person

An “Acquiring Person” is a person who is the Beneficial Owner (as defined below) of 20% or more of the outstanding Voting Shares. Excluded from the definition of Acquiring Person are the Corporation and its subsidiaries and any person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of one or any combination of a Voting Share Reduction, a Pro Rata Acquisition, a Permitted Bid Acquisition, an Exempt Acquisition or a Convertible Security Acquisition. In general:

(i)	a “Voting Share Reduction” means an acquisition or a redemption by the Corporation of Voting Shares and/or Convertible Securities, which by reducing the number of Voting Shares and/or Convertible Securities outstanding, increases the percentage of Voting Shares Beneficially Owned by any person;

(ii)	a “Pro Rata Acquisition” means an acquisition by a person of Voting Shares and/or Convertible Securities as a result of a stock dividend, a stock split or a rights offering issued on the same pro rata basis to all the holders of Voting Shares and/or Convertible Securities of the same class or series; provided that such person does not thereby become the Beneficial Owner of a greater percentage of Voting Shares and/or Convertible Securities than the percentage of Voting Shares Beneficially Owned by such person immediately prior to such acquisition;

(iii)	a “Permitted Bid Acquisition” means an acquisition by a person of Voting Shares and/or Convertible Securities made pursuant to a Permitted Bid or a Competing Permitted Bid;

(iv)	an “Exempt Acquisition” means an acquisition by a person of Voting Shares and/or Convertible Securities (i) in respect of which the Board has waived the application of the 2010 Rights Plan, (ii) pursuant to a dividend reinvestment plan, (iii) pursuant to a distribution of Voting Shares and/or Convertible Securities made by the Corporation (a) to the public pursuant to a prospectus; provided that such person does not thereby become the Beneficial Owner of a greater percentage of Voting Shares so offered than the percentage of Voting Shares Beneficially Owned by such person immediately prior to such distribution, or (b) by way of a private placement; provided that, among other things, such person does not thereby become the Beneficial Owner of Voting Shares equal in number to more than 25% of the Voting Shares outstanding immediately prior to the private placement and, in making this determination, the securities to be issued to such person on the private placement shall be deemed to be held by such person but shall not be included in the aggregate number of Voting Shares outstanding immediately prior to the private placement, or (iv) pursuant to an amalgamation, merger, arrangement or other statutory procedure requiring shareholder approval (which is a new provision that has been included on the basis that transactions approved by shareholders do not require the protections afforded by shareholder protection rights plans); and

(v)	a “Convertible Security Acquisition” means an acquisition of Voting Shares by a person upon the purchase, exercise, conversion or exchange of Convertible Securities acquired or received by such person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition.

Also excluded from the definition of Acquiring Person are underwriters or banking or selling group members acting in connection with a distribution of securities and any “Grandfathered Person” (generally, any person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares at the Record Time). To the Corporation’s knowledge, there are no Grandfathered Persons.

Beneficial Ownership

In general, a person is deemed to “Beneficially Own” securities actually held by others in circumstances where those holdings are or should be grouped together for purposes of the 2010 Rights Plan. Included are holdings by the person’s “Affiliates” (generally, a person that controls, is controlled by, or is under common control with a specified corporation) and “Associates” (generally, relatives sharing the same residence).

Also included are securities that the person or any of the person’s Affiliates or Associates has the right to acquire within 60 days (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities and other than pursuant to pledges of securities in the ordinary course of business). The Original Rights Agreement did not include Affiliates or Associates in the definition of “Beneficial Ownership”.

A person is also deemed to Beneficially Own any securities that are Beneficially Owned (as described above) by any other person with which, and in respect of which security, such person is acting jointly or in concert. A person is acting jointly or in concert with any other person who is a party to an agreement, commitment or understanding with the first person for the purpose of acquiring or offering to acquire Voting Shares and/or Convertible Securities.

Exclusions from the Definition of Beneficial Ownership

The definition of “Beneficial Ownership” contains several exclusions whereby a person is not considered to Beneficially Own a security. There are exemptions from the deemed Beneficial Ownership provisions for institutional shareholders acting in the ordinary course of business and the performance of their duties. These exemptions apply to (i) an investment manager (“Manager”) which holds securities in the performance of the Manager’s duties for the account of any other person (a “Client”); (ii) a licensed trust company (“Trust Company”) acting as trustee or administrator or in a similar capacity for the estates of deceased or incompetent persons (each an “Estate Account”) or in relation to other accounts (each an “Other Account”); (iii) a Crown agent or agency (a “Crown Agent”), (iv) a person established by statute (a “Statutory Body”), the ordinary business or activity of which includes the management of investment funds for employee benefit plans, pension plans and insurance plans (other than insurance plans administered by insurance companies) of various public bodies, and (v) the administrator (“Administrator”) of one or more pension funds or plans (a “Plan”) registered under applicable law. The foregoing exemptions apply only so long as the Manager, Trust Company, Crown Agent, Statutory Body, Administrator or Plan is not then making or has not then publicly announced an intention to make a take-over bid, other than pursuant to a distribution by the Corporation or by means of ordinary market transactions.

Also, a person will not be deemed to “Beneficially Own” a security because such person (i) is a Client of the same Manager, an Estate Account or an Other Account of the same Trust Company, or a Plan with the same Administrator as another person or Plan on whose account the Manager, Trust Company or Administrator, as the case may be, holds such security; or (ii) is a Client of a Manager, Estate Account, Other Account or Plan, and the security is owned at law or in equity by the Manager, Trust Company, Administrator or Plan, as the case may be.

A person will not be deemed to “Beneficially Own” any securities that are the subject of a Permitted Lock-Up Agreement. A “Permitted Lock-Up Agreement” is an agreement (the “Lock-Up Agreement”) between a person and one or more holders of Voting Shares and/or Convertible Securities (each a “Locked-Up Person”) (the terms of which are publicly disclosed and reduced to writing and a copy of which is made available to the public (including the Corporation) not later than the date the Lock-Up Bid (as defined below) is publicly announced or, if the Lock-Up Bid has been made prior to the date on which such agreement is entered into, not later than the date of such agreement), pursuant to which such Locked-Up Person agrees to deposit or tender Voting Shares and/or Convertible Securities to a take-over bid (the “Lock-Up Bid”) made or to be made by the person, any of such person’s Affiliates or Associates or any other person with which, and in respect of which security, such person is acting jointly or in concert, provided that:

(i)	the Lock-Up Agreement permits such Locked-Up Person to terminate its obligation to deposit or tender to or not to withdraw Voting Shares and/or Convertible Securities from the Lock-Up Bid in order to deposit or tender such securities to another take-over bid or support another transaction where:

(A)	the price or value per Voting Share or Convertible Security offered under such other take-over bid or transaction exceeds the price or value per Voting Share or Convertible Security offered under the Lock-Up Bid; or

(B)	the price or value per Voting Share or Convertible Security offered under such other take-over bid or transaction exceeds by as much as or more than a specified amount (the “Specified Amount”) the price or value per Voting Share or Convertible Security offered under the Lock-Up Bid, provided that such Specified Amount is not greater than 7% of the price or value per Voting Share or Convertible Security offered under the Lock-Up Bid; or

(C)	the number of Voting Shares and/or Convertible Securities to be purchased under such other take-over bid or transaction exceeds by as much as or more than a specified number (the “Specified Number”) the number of Voting Shares and/or Convertible Securities that the Offeror has offered to purchase under the Lock-Up Bid at a price or value per Voting Share or Convertible Security that is not less than the price or value per Voting Share or Convertible Security offered under the Lock-Up Bid, provided that the Specified Number is not greater than 7% of the number of Voting Shares and/or Convertible Securities offered under the Lock-Up Bid;

and, for greater certainty, such Lock-Up Agreement may contain a right of first refusal or require a period of delay to give the offeror under the Lock-Up Bid an opportunity to match a higher price, value or number in such other take-over bid or transaction, or other similar limitation on a Locked-Up Person’s right to withdraw Voting Shares from the Lock-Up Agreement, so long as the limitation does not preclude the exercise by the Locked-Up Person of the right to withdraw Voting Shares and/or Convertible Securities in sufficient time to deposit or tender to the other take-over bid or to support the other transaction; and

(ii)	no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

(A)	the cash equivalent of 2.5% of the price or value payable under the Lock-Up Bid to a Locked-Up Person; and

(B)	50% of the amount by which the price or value payable under another take-over bid or other transaction to a Locked-Up Person exceeds the price or value of the consideration that such Locked-Up Person would have received under the Lock-Up Bid, shall be payable by a Locked-Up Person pursuant to the Lock-Up Agreement in the event a Locked-Up Person fails to deposit or tender Voting Shares and/or Convertible Securities to the Lock-Up Bid, or withdraws Voting Shares and/or Convertible Securities previously tendered thereto in order to tender to another take-over bid or support another transaction.

The exclusion of Permitted Lock-Up Agreements from the definition of “Beneficial Ownership” is in conformity with Canadian institutional investor guidelines.

Flip-In Event

A “Flip-In Event” occurs when any person becomes an Acquiring Person. If a Flip-In Event occurs prior to the Expiration Time that has not been waived by the Board (see “Waiver,” below), each Right (except for Rights Beneficially Owned or which may thereafter be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, or any person acting jointly or in concert with an Acquiring Person) or a transferee of any such person, which Rights will become null and void) shall constitute the right to purchase from the Corporation, on payment of the Exercise Price, Common Shares having an aggregate market price equal to twice the Exercise Price, for an amount in cash equal to the Exercise Price, subject to anti-dilution adjustments.

Permitted Bid and Competing Permitted Bid

A take-over bid will not trigger a Flip-In Event if it is a Permitted Bid or Competing Permitted Bid. A “Permitted Bid” is a take-over bid made by way of a take-over bid circular to all holders of Voting Shares (other than the Offeror) and which complies with the following additional provisions:

(i)	no Voting Shares and/or Convertible Securities shall be taken up or paid for pursuant to the take-over bid prior to the close of business on a date which is not less than 60 days following the date of the take-over bid;

(ii)	unless the take-over bid is withdrawn, Voting Shares and/or Convertible Securities may be deposited or tendered pursuant to the take-over bid at any time prior to the close of business on the date of first take-up or payment for Voting Shares and/or Convertible Securities and all Voting Shares and/or Convertible Securities deposited or tendered pursuant to the take-over bid may be withdrawn at any time prior to the close of business on such date;

(iii)	more than 50% of the outstanding Voting Shares and/or Convertible Securities held by Independent Shareholders must be deposited or tendered to the take-over bid and not withdrawn at the close of business on the date of first take-up or payment for Voting Shares and/or Convertible Securities; and

(iv)	in the event that more than 50% of the outstanding Voting Shares and/or Convertible Securities held by Independent Shareholders have been deposited or tendered to the take-over bid and not withdrawn as at the date of first take-up or payment for Voting Shares and/or Convertible Securities under the take-over bid, the Offeror will make a public announcement of that fact and the take-over bid will remain open for deposits and tenders of Voting Shares and/or Convertible Securities for not less than 10 business days from the date of such public announcement.

A Competing Permitted Bid is a take-over bid that is made after a Permitted Bid has been made but prior to its expiry, termination or withdrawal and that satisfies all the requirements of a Permitted Bid as described above, except that a Competing Permitted Bid is only required to remain open until a date that is not less than the later of 35 days (increased from 21 days to conform to changes in Canadian securities laws) after the date of the take-over bid constituting the Competing Permitted Bid and 60 days after the date of the take-over bid of the prior bid.

Redemption

Redemption of Rights on Approval of Holders of Voting Shares and Rights. With the prior consent of the holders of Voting Shares or Rights, the Board may at any time prior to the occurrence of a Flip-In Event that has not been waived, elect to redeem all but not less than all of the outstanding Rights at a redemption price of $0.00001 per Right (the “Redemption Price”), subject to adjustment for anti-dilution as provided in the 2010 Rights Agreement. The requirement to obtain the prior consent of the holders of Voting Shares or Rights under this provision is in conformity with Canadian institutional investor guidelines.

Deemed Redemption. If a person who has made a Permitted Bid, a Competing Permitted Bid or an Exempt Acquisition in respect of which the Board has waived or has been deemed to have waived the application of the 2010 Rights Plan consummates the acquisition of the Voting Shares, the Board shall be deemed to have elected to redeem the Rights for the Redemption Price.

Redemption of Rights on Withdrawal or Termination of Bid. Where a take-over bid that is not a Permitted Bid or Competing Permitted Bid expires, is withdrawn or otherwise terminates after the Separation Time and prior to the occurrence of a Flip-In Event, the Board may elect to redeem all the outstanding Rights at the Redemption Price. Upon the Rights being so redeemed, all the provisions of the 2010 Rights Plan shall continue to apply as if the Separation Time had not occurred and Rights Certificates had not been mailed, and the Separation Time shall be deemed not to have occurred.

Waiver

Discretionary Waiver respecting Acquisition not by Take-over Bid Circular. With the prior consent of the holders of Voting Shares the Board may, prior to the occurrence of a Flip-In Event that would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a take-over bid made by means of a take-over bid circular sent to all holders of Voting Shares or by inadvertence when such inadvertent Acquiring Person has then reduced its holdings to below 20%, waive the application of the 2010 Rights Plan to such Flip-In Event. The requirement to obtain the prior consent of the holders of Voting Shares under this provision is a change from the Original Rights Plan, which provided the Board with a discretionary waiver without such prior consent. This change is in conformity with Canadian institutional investor guidelines.

Discretionary Waiver respecting Acquisition by Take-over Circular and Mandatory Waiver of Concurrent Bids. The Board may, prior to the occurrence of a Flip-In Event that would occur by reason of an acquisition of Voting Shares pursuant to a take-over bid made by means of a take-over bid circular sent to all holders of Voting Shares, waive the application of the 2010 Rights Plan to such a Flip-In Event, provided that if the Board waives the application of the 2010 Rights Plan to such a Flip-In Event, the Board shall be deemed to have waived the application of the 2010 Rights Plan in respect of any other Flip-In Event occurring by reason of any such take-over bid made by means of a take-over bid circular sent to all holders of Voting Shares prior to the expiry of the take-over bid for which a waiver is, or is deemed to have been, granted.

Waiver of Inadvertent Acquisition. The Board may waive the application of the 2010 Rights Plan in respect of the occurrence of any Flip-In Event if (i) the Board has determined that a person became an Acquiring Person under the 2010 Rights Plan by inadvertence and without any intent or knowledge that it would become an Acquiring Person; and (ii) the Acquiring Person has reduced its Beneficial Ownership of Voting Shares such that at the time of waiver the person is no longer an Acquiring Person.

Supplements and Amendments

The Corporation may make changes to the 2010 Rights Agreement prior to or after the Separation Time to correct any clerical or typographical error or to maintain the validity of the 2010 Rights Agreement as a result of any change in any applicable legislation, rules or regulation without the approval of the holders of the Voting Shares or Rights. The Corporation may also make changes to the 2010 Rights Agreement prior to the Meeting without the approval of the holders of the Voting Shares or the Rights.

The Corporation may, with the approval of the holders of Voting Shares, at any time prior to the Separation Time, make changes to or rescind any of the provisions of the 2010 Rights Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally).

The Corporation may, with the approval of the holders of Rights, at any time after the Separation Time, make changes to or rescind any of the provisions of the 2010 Rights Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally).

Anti-Dilution Adjustments

The Exercise Price of a Right, the number and kind of shares subject to purchase upon exercise of a Right, and the number of Rights outstanding, will be adjusted in certain events, including:

(i)	if there is a dividend payable in Common Shares or Convertible Securities (other than pursuant to any optional stock dividend program, dividend reinvestment program or dividend payable in Common Shares in lieu of a regular cash dividend) on the Common Shares, or a subdivision or consolidation of the Common Shares, or an issuance of Common Shares or Convertible Securities in respect of, in lieu of or in exchange for Common Shares; or

(ii)	if the Corporation fixes a record date for the distribution to all holders of Common Shares of certain rights, options or warrants to acquire Common Shares or Convertible Securities, or for the making of a distribution to all holders of Common Shares of evidences of indebtedness or assets (other than regular periodic cash dividends or stock dividends payable in Common Shares) or rights or warrants.

Confirmation by Shareholders

If the Rights Plan Resolution is approved at the Meeting, the Corporation and CIBC Mellon Trust Company (the “Rights Agent”) will enter into the 2010 Rights Plan to take effect at the close of business on the date of the Meeting. If the Rights Plan Resolution is not approved at the Meeting, the Rights and the 2007 Rights Plan will terminate, the 2010 Rights Plan will never become effective and the Corporation will no longer have any form of shareholder rights plan.

The Board reserves the right to alter any terms of or not to proceed with the 2010 Rights Plan at any time prior to the Meeting in the event that the Board determines, in light of subsequent developments, that to do so is in the best interests of the Corporation and its shareholders.

The Rights Plan Resolution is as follows:

“RESOLVED AS AN ORDINARY RESOLUTION that:

1.	the shareholder protection rights plan of the Corporation be continued, and the Amended and Restated Shareholder Rights Plan Agreement dated as of May 6, 2010 (the “2010 Rights Agreement”) between the Corporation and CIBC Mellon Trust Corporation, as rights agent, which amends and restates the Rights Agreement dated as of April 24, 1996 between the Corporation and The R-M Trust Company, as rights agent, as amended pursuant to an Amending Agreement dated as of June 30, 1999 between the Corporation and CIBC Mellon Trust Company (formerly The R-M Trust Company), as rights agent (collectively, the “Original Rights Agreement”), as amended and restated by the Amended and Restated Shareholder Rights Plan Agreement dated as of May 20, 2004 (the “2004 Rights Agreement”), as amended and restated by the Amended and Restated Shareholder Rights Plan Agreement dated as of May 9, 2007 (the “2007 Rights Agreement”), that continues the Rights issued under the Original Rights Agreement, the 2004 Rights Agreement and the 2007 Rights Agreement that are outstanding at the Record Time (as defined in the 2010 Rights Agreement) on the terms set out in the 2010 Rights Agreement, and continues the issuance of Rights thereafter until the termination or expiration of the 2010 Rights Agreement, be and is hereby approved, ratified, confirmed; and

2.	any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute and deliver or cause to be executed and delivered, all such documents, agreements and instruments as are necessary or desirable to give effect to the foregoing resolution, and to perform or cause to be performed all such other acts and things as in such person’s opinion may be necessary or desirable to give full effect to the foregoing resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such documents, agreements or instruments or the doing of any such acts or things.”

The Board of Directors recommends that shareholders vote FOR the 2010 Rights Plan.

The Board has concluded that the continuation of a Shareholder Rights Plan is in the best interests of the Corporation and its shareholders. Unless otherwise indicated in the Proxy, it is management’s intention to vote the proxies FOR the approval of the 2010 Rights Plan and the Rights Plan Resolution.

AVAILABILITY OF DOCUMENTS

Financial information regarding the Corporation can be found in the following documents, which documents have been filed or will be filed with the U.S. Securities and Exchange Commission in the United States and securities commissions or similar authorities in various provinces of Canada and copies of which may be requested, after filing, by any person to whom a proxy statement is delivered, and shall be provided without charge within one business day of the receipt of such request, by Golden Star Resources Ltd., 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127-6312, Tel: (303) 830-9000; Toll Free: (800) 553-8436; Fax: (303) 830-9094, Attention: Investor Relations.

(a) the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009, as may be amended, together with any document, or the pertinent pages of any document, incorporated by reference therein and the related management’s discussion and analysis of the financial condition and results of operations; and

(b) comparative audited consolidated financial statements of the Corporation and the notes thereto as at and for the fiscal years ended December 31, 2009, 2008 and 2007, together with the report of the auditors thereon, and any interim financial statements of the Corporation that may be subsequently filed and management’s discussion and analysis of the financial condition and results of operations.

Additional information relating to the Corporation is available on The System for Electronic Document Analysis & Retrieval (or SEDAR) at www.sedar.com.

PERFORMANCE GRAPH AND TABLE

The performance graph and disclosure related thereto is set forth in Item 5 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009 under the heading “Performance Graph and Table” and is incorporated by reference herein, and is also provided in the Corporation’s 2009 Annual Report which accompanies this Management Information Circular. A copy of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009 is available at www.sedar.com, www.sec.gov and upon request by a shareholder to the Corporation as set forth under “Availability of Documents”.

ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE

The following financial statements and information of the Corporation accompany and form part of, and are specifically incorporated by reference into, this Management Information Circular: (a) Consolidated Balance Sheets as of December 31, 2009 and 2008, and Consolidated Statements of Operations, Consolidated Statement of Changes in Shareholders’ Equity, and Consolidated Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007; (b) the Notes to the Consolidated Financial Statements; (c) the Auditors’ Report on such financial statements; (d) the report on Management’s Responsibility for Financial Information; and (e) Management’s Discussion and Analysis of Financial Condition and Results of Operations. These documents are available on SEDAR at www.sedar.com and a copy of any such document may be obtained free of charge upon request by a shareholder to the Corporation as set forth under “Availability of Documents”.

The reports of the Compensation and Audit Committees and the information under the heading “Performance Graph and Table” shall not be deemed incorporated by reference by any general statement incorporating by reference this Management Information Circular into any filing under the United States Securities Act of 1933 (the “Securities Act”) or the United States Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

2009 ANNUAL REPORT

The Annual Report for the fiscal year ended December 31, 2009 accompanies this Management Information Circular. The consolidated financial statements of the Corporation, the accompanying notes and report of the independent auditors, the selected financial data for each of the years ended December 31, 2009, 2008 and 2007 and management’s discussion and analysis of the Corporation’s financial condition and results of operations are included in the Annual Report.

2011 SHAREHOLDER PROPOSALS

To be eligible for inclusion in the Corporation’s Management Information Circular for the year 2011 annual general meeting of shareholders, shareholder proposals prepared in accordance with the proxy rules must be received at the Corporation’s corporate office, 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127-6312, Attention: Chief Financial Officer, on or before December 8, 2010.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation’s officers, directors and shareholders holding more than 10% of the Corporation’s Common Shares are required to file beneficial ownership reports under Section 16(a) of the Exchange Act, generally within two days of the event triggering the requirement to file such a report. Based solely on the Corporation’s review of the copies of such reports it has received, the Corporation believes that all its directors and officers filed all such reports on a timely basis with respect to transactions during 2009.

OTHER MATTERS

Management of the Corporation is not aware of any other matters to come before the Meeting other than as set forth in the Notice of the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Common Shares represented thereby in accordance with their best judgment on such matter.

GENERAL

All matters to be brought before the Meeting require, for the passing of same, a simple majority of the votes cast in person or by proxy at the Meeting by the holders of Common Shares. If a majority of the Common Shares represented at the Meeting should be withheld from voting for the appointment of PricewaterhouseCoopers LLP as auditors of the Corporation, the Board will appoint another firm of chartered accountants based upon the recommendation of the Audit Committee

APPROVAL

The contents and mailing of this Management Information Circular have been approved by the Board of Directors of the Corporation.

DATED this 12th day of March, 2010.

ON BEHALF OF THE MANAGEMENT OF GOLDEN STAR RESOURCES LTD.

“THOMAS G. MAIR”	“JOHN A. LABATE”
Thomas G. Mair	John A. Labate
President and	Senior Vice President and
Chief Executive Officer	Chief Financial Officer

Exhibit A

Third Amended and Restated 1997 Stock Option Plan

GOLDEN STAR RESOURCES LTD.

THIRD AMENDED AND RESTATED 1997 STOCK OPTION PLAN

(Effective Date of Amendment [May 6], 2010)

1.	PURPOSE

1.1	The purpose of the Third Amended and Restated 1997 Stock Option Plan (the “Plan”) is to advance the interests of Golden Star Resources Ltd. (the “Corporation”) by encouraging and enabling equity participation in the Corporation by selected key employees, consultants and directors of the Corporation or subsidiaries of the Corporation through the acquisition of common shares without par value of the Corporation (“Shares”). The Corporation would like to incentivize eligible employees to maintain and to enhance the long-term performance of the Corporation through the acquisition of Shares pursuant to the exercise of stock options. Any reference herein to the Corporation or any subsidiary of the Corporation shall be deemed to refer to any predecessor or successor corporation thereto.

“Affiliate” shall have the meaning set forth in the Canada Business Corporations Act.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Effective Date” shall mean [May 6], 2010.

“Incentive Stock Option” means a stock option designated as an incentive stock option in an option agreement and that is granted in accordance with the requirements of, and that conforms to the applicable provisions of, Section 422 of the Code.

“Insider” shall have the meaning set forth in the Toronto Stock Exchange Company Manual.

“Nonqualified Stock Option” means a stock option that is not designated in an option agreement as an Incentive Stock Option or was not granted in accordance with the requirements of, and does not conform to the applicable provisions of, Section 422 of the Code.

“Option” means any Nonqualified Stock Option or Incentive Stock Option granted under the Plan.

1.2	It is the further purpose of this Plan to permit the granting of Options that will constitute performance-based compensation for certain executive officers, as described in Section 162(m) of the Code.

1.3	The 1992 Employees’ Stock Option Plan and the 1992 Non-Discretionary Directors’ Stock Option Plan (collectively, the “1992 Plans”) were terminated upon the assumption under the Plan of outstanding options granted under the 1992 Plans.

2.	ADMINISTRATION OF THE PLAN

2.1	The Plan will be administered by the Compensation Committee of the Board of Directors of the Corporation (the “Board of Directors”) or such other independent committee of the Board of Directors as the Board of Directors shall determine (the “Independent Committee”); provided however, the Board of Directors may, in its discretion, reserve to itself any or all of the authority and responsibility of the Independent Committee; and provided further, with respect to Nonqualified Stock Options granted to non-employee directors of the Corporation, the Board of Directors shall serve as the Independent Committee. To the extent that the Board of Directors has reserved to itself the authority and responsibility of the Independent Committee, all references herein to the Independent Committee shall be deemed to refer to the Board of Directors.

The Independent Committee shall consist of such two or more directors of the Corporation as the Board of Directors may designate from time to time, all of whom shall be and remain directors of the Corporation. To the extent necessary to comply with Code Section 162(m) or Rule 16b-3 under the U.S. Securities Exchange Act of 1934 (the “Exchange Act”), as amended (“Rule 16b-3”), each member of the Independent Committee shall be an “outside director” within the meaning of Code Section 162(m) and a “non-employee director” within the meaning of Rule 16b-3. The Independent Committee shall also satisfy any “independence” requirements of any national securities exchange in the United States on which the Shares are listed. As of the Effective Date, the Compensation Committee of the Corporation shall be the Independent Committee that administers the Plan.

The Independent Committee is authorized to interpret and to implement the Plan and all Plan agreements and may from time to time amend or rescind rules and regulations required for carrying out the Plan. The Independent Committee shall have the authority to exercise all of the powers granted to it under the Plan, to make any determination necessary or advisable in administering the Plan and to correct any defect or any omission and reconcile any inconsistency in the Plan. Any such interpretation or construction of any provision of the Plan shall be final and binding on all optionees and for all purposes of the Plan. The Independent Committee shall have, in addition to any specific powers granted by this Plan, such powers that it may deem necessary, desirable, convenient or appropriate for the supervision and administration of this Plan.

2.2	All administrative costs of the Plan shall be paid by the Corporation. No member of the Independent Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

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3.	PARTICIPATION

3.1	Options may be granted under the Plan to persons who are directors or key employees (including officers, whether or not directors, and part-time employees) of, or independent consultants to, the Corporation or any of its subsidiaries who, by the nature of their positions or jobs, are in the opinion of the Independent Committee in a position to contribute to the success of the Corporation or any of its subsidiaries or who, by virtue of their length of service to the Corporation or to any of its subsidiaries are, in the opinion of the Independent Committee, worthy of special recognition. However, Incentive Stock Options may only be granted to employees of the Corporation and its subsidiaries. Designation of a participant in any year shall not require the designation of such person to receive an Option in any other year. The Independent Committee shall consider such factors as it deems pertinent in selecting participants and in determining the amount and terms of their respective Options.

3.2	Options may also be granted under the Plan in substitution for outstanding options of another corporation or entity or corporations or entities in connection with a plan of arrangement, amalgamation, merger, consolidation, acquisition of property or shares, or other reorganization between or involving such other corporation or entity or corporations or entities and the Corporation or any of its subsidiaries.

4.	NUMBER OF SHARES RESERVED UNDER THE PLAN

4.1	The number of Shares reserved for issuance under the Plan is limited as follows:

(a)	the maximum number of Shares issuable pursuant to the exercise of Incentive Stock Options and Nonqualified Stock Options shall be twenty-five million (25,000,000) (including such number of Shares issuable upon exercise of options granted under other stock option plans or share compensation arrangements of the Corporation as of the Effective Date); provided, however, if, after the Effective Date, any Shares covered by an Option, or to which such an Option relates, are forfeited, or if an Option has expired, terminated or been cancelled for any reason whatsoever (other than by reason of exercise), then the Shares covered by such Option shall again be, or shall become, Shares with respect to which Options may be granted hereunder. The maximum number of Shares set forth in this Section 4.1(a) shall be subject to adjustment or increase of such number pursuant to Section 11;

(b)	the aggregate number of Shares in respect of which Options have been granted and remain outstanding under the Plan shall not at any time, when taken together with all of the Corporation’s other stock option plans or share compensation arrangements then either in effect or proposed, at any time be such as to result in the number of Shares reserved for issuance to Insiders pursuant to stock options exceeding ten percent (10%) of the Outstanding Issue (as defined below);

(c)	the total number of Shares issuable within any one-year period to all Insiders of the Corporation pursuant to the exercise of vested Options and pursuant to any other share compensation arrangements of the Corporation shall not exceed ten percent (10%) of the Outstanding Issue;

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(d)	the total number of Shares reserved for issuance to any one optionee pursuant to Options granted under the Plan and other stock option plans or share compensation arrangements of the Corporation shall not exceed two percent (2%) of the Outstanding Issue from time to time;

(e)	the total number of Shares issuable within any one-year period to an Insider and, if applicable, such Insider’s “associates” (as defined under the Securities Act (Ontario)) pursuant to the exercise of vested Options or any other share compensation arrangements of the Corporation shall not exceed two percent (2%) of the Outstanding Issue; and

(f)	notwithstanding any other provision of the Plan or an option agreement, the aggregate fair market value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an optionee in any calendar year, under the Plan or any other option plan of the Corporation or its affiliates, shall not exceed US$100,000. For this purpose, the fair market value of the Shares shall be determined as of the time the Incentive Stock Option is granted and the value of stock acquired through the exercise of Nonqualified Stock Options shall not be included. The Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

4.2	“Outstanding Issue”, for the purposes of the Plan, is determined on the basis of the number of Shares that are outstanding immediately prior to the issuance of Shares in question, and shall exclude Shares issued pursuant to the Plan and the Corporation’s other share compensation arrangements over the preceding one-year period.

5.	NUMBER OF OPTIONED SHARES PER OPTIONEE

5.1	Subject to Section 4.1 hereof, the maximum number of Shares subject to Options granted to any one participant in any one calendar year shall not exceed eight hundred thousand (800,000) (such number shall be subject to adjustment or increase pursuant to Section 11). Subject to these limitations, however, the determination regarding the number of optioned Shares that may be granted to each optionee pursuant to an Option will be made by the Independent Committee and will take into consideration the optionee’s present and potential contribution to the success of the Corporation.

6.	PRICE

6.1	The exercise price per Option shall be determined by the Independent Committee at the time the Option is granted, but such price shall not be less than the fair market value per Share on the date of grant. For the purposes of the Plan, “fair market value” per Share shall mean the closing price of the Shares on the stock exchange or other market on which the Shares principally traded on the day immediately preceding the date of grant; provided, however, that if the Shares are not readily tradable on an established securities market, the fair market value shall be made in a manner that, in the good faith determination of the Independent Committee, represents a reasonable application of a reasonable valuation method. Notwithstanding the foregoing, in the case of a grant of an Incentive Stock Option, the exercise price shall be the closing price of the Shares on the stock exchange or other market on which the Shares principally traded on the day immediately preceding the date of grant.

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6.2	Notwithstanding Section 6.1 hereof, in the case of a grant of an Incentive Stock Option to an employee who is a Ten Percent Shareholder (as defined below) as of the date of grant, the exercise price shall not be less than one hundred ten percent (110%) of the greater of the closing price of the Shares on the stock exchange or other market on which the Shares principally traded on (i) the date of grant or (ii) the day immediately preceding the date of grant.

A “Ten Percent Shareholder” shall be a shareholder who owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or any related corporation. The preceding sentence shall be interpreted and administered in accordance with Code Section 422(b)(6) and U.S. Treasury Regulations promulgated thereunder.

7.	EXERCISE OF OPTIONS

7.1	The period during which an Option may be exercised (the “Option Period”) shall be determined by the Independent Committee at the time the Option is granted and may be up to ten (10) years from the date the Option is granted, except as the same may be reduced pursuant to the provisions of Sections 8 and 9 hereof. Notwithstanding the previous sentence, no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date of grant.

7.2	In order to ensure that the Corporation will receive the benefits contemplated in exchange for the Options granted hereunder, no Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified in an option agreement as provided for in Section 11 hereof; provided, however, that the Independent Committee shall have the right with respect to any one or more optionees to accelerate the time at which an Option may be exercised. Notwithstanding the foregoing provisions of this Section 7.2, if there is a Change of Control (as defined below), then all Options outstanding shall become immediately exercisable.

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For purposes of this Plan, a “Change of Control” shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Corporation to any “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), (ii) any person or group, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than fifty percent (50%) of the total voting power of the voting stock of the Corporation, including by way of merger, consolidation or otherwise, (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors whose nomination for election by the shareholders of the Corporation was approved by a vote of a majority of the directors of the Corporation, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors, then in office, or (iv) the Corporation is liquidated or dissolved.

7.3	Options shall be exercisable, either all or in part, at any time after vesting. If less than all of the Shares included in the vested portion of any Option are purchased, the remainder may be purchased, subject to the Option’s terms, at any subsequent time prior to the expiration of the Option Period.

7.4	Except as set forth in Sections 8 and 9 hereof, no Option may be exercised unless the optionee is at the time of such exercise an employee or director of, or consultant to, the Corporation or any of its subsidiaries and shall have continuously served in any one or more of such capacities since the grant of the Option. The Independent Committee may decide in each case to what extent bona fide leaves of absence for illness, temporary disability, government or military service, or other reasons will or will not be deemed to interrupt continuous service.

7.5	The exercise of any Option will be contingent upon receipt by the Corporation of written notice of the optionee’s exercise of such Option and payment for the full purchase price of the Shares being purchased in cash by way of certified cheque or bank draft. No optionee or his or her legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Shares subject to an option under the Plan, unless and until Options for such Shares are issued to him, her or them under the terms of the Plan.

7.6	Optioned Shares will be issued to the optionee on the date of exercise and he or she will be the owner of those shares from that date.

7.7	If an Option expires during a trading black-out period imposed by the Corporation to restrict trades in the Corporation’s securities, then, notwithstanding any other provision of the Plan, the Option shall expire ten (10) business days after the trading black-out period is lifted by the Corporation and a reference to “Option Expiry Date” herein shall be deemed to be a reference to the date on which the Option, as so extended, expires.

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8.	TERMINATION OF EMPLOYMENT

8.1	If an optionee ceases to be employed by, or provide services to, the Corporation or any of its subsidiaries for any reason (other than death), or shall receive notice from the Corporation or any of its subsidiaries of the termination of his or her employment or services (such optionee being referred to in this Section 8.1 as a “Former Optionee”), the Former Optionee may only exercise each Option held, to the extent that it has vested and not been exercised before such termination, until the earlier of:

(a)	the date which is thirty (30) days after the Former Optionee ceased to be employed by, or provide services to, the Corporation or any of its subsidiaries; and

(b)	the expiry of the Option Period for the Option (the “Option Expiry Date”);

provided, however, that:

(c)	if the Former Optionee was a director of the Corporation or any of its subsidiaries, each Nonqualified Stock Option held will continue to be exercisable until the earlier of:

(i)	the date which is twelve (12) months after the Former Optionee ceases to be such a director for any reason (other than death); and

(i)	the Option Expiry Date; and

(d)	each Option held may continue to be exercisable for such longer period than that provided for in this Section 8.1 if and as may be determined by the Independent Committee and any such determination by the Independent Committee may be made retroactively effective in order to reinstate the effectiveness of an Option held by a Former Optionee that is otherwise rendered unexercisable pursuant to the other provisions of this Section 8.1; provided, however, that any such determination by the Independent Committee shall be subject to the following:

(i)	such determination shall be made within three months after the date that the Former Optionee ceased to be employed by, or provide services to, the Corporation or any of its subsidiaries;

(ii)	an extension of the exercise period of an Incentive Stock Option shall not exceed three (3) months after the date on which the Optionee ceased to be an employee, unless such Optionee is disabled (within the meaning of Code Section 22(e)(3)), in which case the extension of the exercise period of the Incentive Stock Option shall not exceed one (1) year;

(iii)	such determination shall be subject to applicable regulatory approvals; and

(iv)	such longer exercise period determined by the Independent Committee for any Option shall not extend beyond the Option Expiry Date for such Option.

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9.	DEATH OF OPTIONEE

9.1	In the event of the death of an optionee while in service or in the post-termination period described in Section 8, each Option theretofore granted to him or her shall be exercisable until the earlier of:

(a)	the expiry of the period within which the Option may be exercised after such death, which period may be up to one (1) year after such death and is to be specified in his or her option agreement, and

(b)	the Option Expiry Date;

provided, however, that the Option is only exercisable in such event:

(c)	by the person or persons to whom the optionee’s rights under the Option shall pass by the optionee’s will or by the laws of descent and distribution, and

(d)	to the extent that the Option has vested and not been exercised prior to the Optionee’s death.

10.	OPTION AGREEMENT

10.1	Upon the grant of an Option to an optionee, the Corporation and the optionee shall enter into an option agreement setting out the number of Options and optioned Shares granted to the optionee and the terms of the Option and incorporating the terms and conditions of the Plan and any other requirements of regulatory bodies having jurisdiction over the securities of the Corporation and such other terms and conditions as the Independent Committee may determine are necessary or appropriate, subject to the Plan’s terms. Any option agreement for Incentive Stock Options shall contain such limitations upon the exercise of the Option as shall be necessary in order for the Option to be an “Incentive Stock Option” as defined in Section 422 of the Code.

11.	ADJUSTMENT IN SHARES SUBJECT TO THE PLAN

11.1	The Option exercise price and the number of Shares to be purchased by an optionee upon the exercise of an Option will be adjusted, with respect to the then unexercised portion thereof, by the Independent Committee from time to time (on the basis of such advice as the Independent Committee considers appropriate, including, if considered appropriate by the Independent Committee, a certificate of auditors of the Corporation) in the event and in accordance with the provisions and rules set out in this Section 11. Any dispute that arises at any time with respect to any adjustment pursuant to such provisions and rules will be conclusively determined by the Independent Committee, and any such determination will be binding on the Corporation, the optionee and all other affected parties.

(a)	In the event that a dividend is declared upon the Shares payable in Shares (other than in lieu of dividends paid in the ordinary course), the number of Shares then subject to any Option shall be adjusted by adding to each such Share the number of Shares which would be distributable thereon if such Share had been outstanding on the date fixed for determining shareholders entitled to receive such stock dividend.

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(b)	In the event that the outstanding Shares are (i) changed into or exchanged for a different number or kind of Shares or other securities of the Corporation or of another corporation, whether through an arrangement, amalgamation, reclassification, redesignation or other similar procedure or otherwise, then there shall be substituted for each Share subject to any Option the number and kind of Shares or other securities of the Corporation another Corporation into which each outstanding Share shall be so changed or for which each such Share shall be exchanged or (ii) subject to a subdivision or consolidation or similar procedure, the Independent Committee may change the number of Shares available under the Plan and any outstanding Option and the exercise price of any Option and the fair market value determined under this Plan in such manner as it shall deem equitable in its sole discretion.

(c)	In the event that there is any change, other than as specified above in this Section 11, in the number or kind of outstanding Shares or of any securities into which such Shares shall have been changed or for which they shall have been exchanged, then, if the Independent Committee, in its sole discretion, determines that such change equitably requires an adjustment to be made in the number or kind of Shares and/or exercise price, such adjustment shall be made as determined by the Independent Committee.

(d)	In the event that the Corporation distributes by way of a dividend, or otherwise, to all or substantially all holders of Shares, property, evidences of indebtedness or shares or other securities of the Corporation (other than Shares) or rights, options or warrants to acquire Shares or securities convertible into or exchangeable for Shares or other securities or property of the Corporation, other than as a dividend in the ordinary course, then, if the Independent Committee, in its sole discretion, determines that such action equitably requires an adjustment in the exercise price or number of Shares subject to any Option, or both, such adjustment shall be made as determined by the Independent Committee.

11.2	In the case of any such substitution or adjustment as provided for in this Section 11, the exercise price in respect of each Option for each Share covered thereby prior to such substitution or adjustment will be proportionately and appropriately varied, such variation shall generally require that the number of Shares or securities covered by the Option after the relevant event multiplied by the varied Option exercise price be equal to the number of Shares covered by the Option prior to the relevant event multiplied by the original Option exercise price.

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11.3	No adjustment or substitution provided for in this Section 11 shall require the Corporation to issue a fractional share in respect of any Option. Fractional shares shall be eliminated and no cash payment in lieu thereof will be made to any optionee by the Corporation.

11.4	The grant of an Option shall not affect in any way the right or power of the Corporation to effect adjustments, reclassifications, reorganizations, arrangements or changes of its capital or business structure, or to amalgamate, merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

12.	TRANSFERABILITY

12.1	All benefits, rights and Options accruing to any optionee in accordance with the terms and conditions of the Plan shall not be assignable other than as specifically provided in Section 9 in the event of the death of the optionee. During the lifetime of an optionee, all benefits, rights and Options shall not be assignable or transferable and may only be exercised by the optionee.

13.	EMPLOYMENT

13.1	Nothing contained in the Plan shall confer upon any optionee any right with respect to employment or continuance of employment with, or the provision of services to, the Corporation or any of its subsidiaries, or interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the optionee’s employment or services at any time. Participation in the Plan by an optionee is “voluntary” within the meaning of applicable securities laws.

14.	RECORD KEEPING

14.1	The Corporation shall maintain a register in which shall be recorded:

(a)	the name and address of each optionee; and

(b)	the number of Shares subject to an Option granted to an optionee and the number of Shares subject to the Option remaining outstanding, as well as the Option exercise price.

15.	SECURITIES REGULATION AND TAX WITHHOLDING

15.1	Where the Independent Committee determines it is necessary or desirable to effect or rely on an exemption from the registration or distribution of the Shares under securities laws applicable to the securities of the Corporation, an optionee shall be required, upon the acquisition of any Shares pursuant to the Plan, to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and to present to the Independent Committee an undertaking to that effect in a form acceptable to the Independent Committee. The Board of Directors and the Independent Committee may take such other action or require such other action or agreement by such optionee as may from time to time be necessary to comply with applicable securities laws. This provision shall in no way obligate the Corporation to undertake the registration or qualification of the distribution of any Options or the Shares under any securities laws applicable to the securities of the Corporation.

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15.2	The Board of Directors and the Corporation may take all such measures as they deem appropriate to ensure that the Corporation’s obligations under the withholding provisions under income and tax laws applicable to the Corporation and other provisions of applicable laws are satisfied with respect to the issuance of Shares pursuant to the Plan or the grant or exercise of Options, including retention of Shares that would otherwise be issued to the optionee or requiring the optionee to fund the amount required to be withheld.

15.3	Issuance, transfer or delivery of certificates for Shares purchased pursuant to the Plan may be delayed, at the discretion of the Independent Committee, until the Independent Committee is satisfied that the applicable requirement of securities and income tax laws have been met.

16.	AMENDMENT, SUSPENSION AND TERMINATION

16.1	The Independent Committee may, in its discretion, and without obtaining shareholder approval, amend, suspend or discontinue the Plan, and amend or discontinue any Options granted under the Plan at any time. Without limiting the foregoing, the Independent Committee may, without obtaining shareholder approval, amend the Plan and any Options granted under the Plan to:

(a)	amend the vesting provisions;

(b)	amend the termination provisions, except in certain limited circumstances as described in Section 16.2;

(c)	amend the eligibility requirements of eligible participants which would have the potential of broadening or increasing Insider participation;

(d)	add a cashless exercise feature, payable in cash or securities, whether or not the feature provides for a full deduction of the number of underlying Shares from the reserved Shares;

(e)	allow a participant to transfer or assign an Option to any person or entity as the Board of Directors may permit, provided that such transfer or assignment complies with applicable laws and rules of applicable stock exchanges;

(f)	make amendments in any respect it deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith; and

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(g)	make amendments of a housekeeping nature or to comply with the requirements of applicable law or stock exchange listing requirements; provided that no such amendment or termination shall adversely affect any outstanding Options granted under the Plan without the consent of the optionee.

16.2	Notwithstanding Section 16.1, none of the following amendments to the Plan shall be made without obtaining the approval of the shareholders in accordance with the requirements of applicable law or any stock exchange listing requirements and, in the case of (d) and (e) below, no such amendment that would adversely affect any outstanding Options granted under the Plan shall be made without the consent of the affected optionee:

(a)	increase the number of Shares reserved for issuance under the Plan;

(b)	change the manner of determining the exercise price so that the exercise price is less than the fair market value per Share (as determined under Section 6);

(c)	increase the aggregate number of Shares in respect of which Options have been granted and remain outstanding so that such number of Shares, when taken together with all of the Corporation’s security based compensation arrangements, at any time results in:

(i)	the number of Shares reserved for issuance to Insiders pursuant to Options exceeding 10% of the Outstanding Issue; or

(ii)	the issuance to Insiders pursuant to Options, within a one-year period, of a number of Shares exceeding 10% of the Outstanding Issue (excluding Shares issued pursuant to security based compensation arrangements during the preceding one-year period);

(d)	reduce the exercise price, or cancel and reissue Options so as to in effect reduce the exercise price, for the benefit of Insiders of the Corporation; or

(e)	extend the termination date beyond the original expiration date for the benefit of Insiders of the Corporation, other than in accordance with Section 7.7.

16.3	Notwithstanding Section 16.1, to the extent that shareholder approval is necessary or desirable in the Independent Committee’s sole discretion under applicable law, including without limitation, Section 162(m), Section 409A and Section 422 of the Code and Rule 16b-3 of the Exchange Act, such amendment shall be effective upon the required approval of the shareholders of the Corporation.

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16.4	If, at any time, tax advisors to the Corporation determine that the terms of any outstanding Option result in additional tax or interest to the holder under Code Section 409A, the Independent Committee shall have the authority to enter into an amendment of such Option, consistent with this Plan, that is designed to avoid such additional tax or interest. Notwithstanding any other provision of this Plan to the contrary, if (1) on the date of an optionee’s Separation from Service (as such term is used or defined in Code Section 409A(a)(2)(A)(i), Treasury Regulation Section 1.409A-1(h), or any successor law or regulation), any of the Corporation’s equity is publicly traded on an established securities market or otherwise (within the meaning of Section 409A(a)(2)(B)(i) of the Code) and (2) as a result of such Separation from Service, the optionee would receive any payment that, absent the application of this sentence, would be subject to interest and additional tax imposed pursuant to Code Section 409A as a result of the application of Code Section 409A(a)(2)(B)(i), then, to the extent necessary to avoid the imposition of such interest and additional tax, such payment shall be deferred until the earlier of (i) six months after the optionee’s Separation from Service or (ii) the optionee’s death.

17.	NO REPRESENTATION OR WARRANTY

17.1	The Corporation makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

18.	NECESSARY APPROVALS

18.1	The obligation of the Corporation to issue and to deliver any Shares in accordance with the Plan is subject to any necessary or desirable approval of any regulatory authority having jurisdiction over the securities of the Corporation. Notwithstanding any provision of this Plan or any Option or any option agreement, optionees shall not be entitled to exercise options or receive the benefits thereof and the Corporation shall not be obligated to deliver any Shares or provide any benefits to an optionee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the optionee or the Corporation of any provision of any such law or regulation. If any Shares cannot be issued to any optionee for whatever reason, the obligation of the Corporation to issue such Shares shall terminate and any Option exercise price paid by the optionee to the Corporation shall be returned to the optionee.

19.	GENERAL PROVISIONS

19.1	Nothing contained in the Plan shall prevent the Corporation or any subsidiary thereof from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

19.2	The Plan, all instruments of grant evidencing Options granted hereunder and any other agreements or other documents relating to the Plan shall be interpreted and construed in accordance with the laws of the Province of Ontario, except to the extent the terms of the Plan or of any supplement or appendix to the Plan expressly provides for application of the laws of another jurisdiction.

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19.3	Awards may be granted to Participants who are citizens or residents of a jurisdiction other than Canada or the United States on such terms and conditions different from those under the Plan as may be determined by the Independent Committee to be necessary or advisable to achieve the purposes of the Plan while also complying with applicable local laws, customs and tax practices, including any such terms and conditions as may be set forth in any supplement or appendix to the Plan intended to govern the terms of any such Option. In no event shall the eligibility, grant, exercise or settlement of an Option constitute a term of employment, or entitlement with respect to employment, of any employee.

19.4	If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Independent Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Independent Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

19.5	Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any subsidiary thereof and an optionee or any other person.

19.6	Headings are given to the sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

19.7	Although the Corporation intends to administer the Plan so that Options will be exempt from, or will comply with, the requirements of Code Section 409A, the Corporation does not warrant that any Option under the Plan will qualify for favorable tax treatment under Code Section 409A or any other provision of federal, state, local or foreign law. The Corporation shall not be liable to any participant in the Plan for any tax, interest or penalties such participant might owe as a result of the grant, holding, vesting or exercise of any Option under the Plan.

20.	TERM OF THE PLAN

20.1	The Plan shall be effective as of the date of the Effective Date.

20.2	The Board of Directors may suspend or terminate the Plan at any time; provided, that the administration of the Plan shall continue in effect until all matters relating to Options previously granted have been settled. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the optionee.

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20.3	No Option shall be granted under the Plan after the 10th anniversary of the Effective Date or at such earlier time as the Board of Directors may determine. Unless otherwise expressly provided in the Plan or in an applicable option agreement, any Option granted hereunder may, and the authority of the Independent Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option shall, continue after termination of the Plan.

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Exhibit B

Amended and Restated Shareholder Rights Plan Agreement

AMENDED AND RESTATED

SHAREHOLDER RIGHTS PLAN AGREEMENT

(amending and restating the Rights Agreement dated as of April 24, 1996, as amended by an Amending Agreement dated as of June 30, 1999, as amended and restated by the Amended and Restated Shareholder Rights Plan Agreement dated as of May 20, 2004, as amended and restated by the Amended and Restated Shareholder Rights Plan Agreement dated as of May 9, 2007)

Dated as of May 6, 2010

BETWEEN

GOLDEN STAR RESOURCES LTD.

and

CIBC MELLON TRUST COMPANY

as Rights Agent

ARTICLE 1	INTERPRETATION	2
1.1	Certain Definitions	2
1.2	Currency	13
1.3	Number and Gender	13
1.4	Descriptive Headings and References	13
1.5	Acting Jointly or in Concert	13
1.6	Holder	13
1.7	Calculation of Voting Shares Beneficially Owned	14
ARTICLE 2	THE RIGHTS	14
2.1	Legend on Voting Share Certificates	14
2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights	14
2.3	Adjustments to Exercise Price; Number of Rights	17
2.4	Date on Which Exercise is Effective	22
2.5	Execution, Authentication, Delivery and Dating of Rights Certificates	22
2.6	Registration, Registration of Transfer and Exchange	23
2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates	23
2.8	Persons Deemed Owners	24
2.9	Delivery and Cancellation of Certificates	24
2.10	Agreement of Rights Holders	24
ARTICLE 3	ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF A FLIP-IN EVENT	25
3.1	Flip-in Event	25
ARTICLE 4	THE RIGHTS AGENT	26
4.1	General	26
4.2	Merger, Amalgamation or Consolidation or Change of Name of Rights Agent	27
4.3	Duties of Rights Agent	28
4.4	Change of Rights Agent	29
ARTICLE 5	MISCELLANEOUS	30
5.1	Redemption and Termination of Rights	30
5.2	Waiver of Flip-In Events	31
5.3	Expiration	31
5.4	Issuance of New Rights Certificates	31
5.5	Supplements and Amendments	31
5.6	Fractional Rights and Fractional Shares	33
5.7	Rights of Action	33
5.8	Holder of Rights Not Deemed a Shareholder	33
5.9	Notice of Proposed Actions	34
5.10	Notices	34
5.11	Costs of Enforcement	35
5.12	Successors	35
5.13	Benefits of this Agreement	35
5.14	Governing Law	35
5.15	Language	35
5.16	Counterparts	36
5.17	Severability	36
5.18	Determinations and Actions by the Board of Directors	36
5.19	Effective Date and Expiration Time	36
5.20	Regulatory Approvals	36
5.21	Time of the Essence	36
5.22	Declaration as to Non-Canadian Holders	37

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AMENDED AND RESTATED

SHAREHOLDER RIGHTS PLAN AGREEMENT

AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT dated as of May 6, 2010 between GOLDEN STAR RESOURCES LTD., a corporation organized under the laws of Canada (the “Corporation”), and CIBC MELLON TRUST COMPANY, a trust company existing under the laws of Canada, as rights agent (the “Rights Agent”, which term shall include any successor Rights Agent hereunder), amending and restating the Rights Agreement dated as of April 24, 1996 between the Corporation and The R-M Trust Company, as rights agent, as amended pursuant to an Amending Agreement dated as of June 30, 1999 between the Corporation and CIBC Mellon Trust Company (formerly The R-M Trust Company), as rights agent, as amended and restated by the Amended and Restated Shareholder Rights Plan Agreement dated as of May 20, 2004 between the Corporation and CIBC Mellon Trust Company as rights agent, as amended and restated by the Amended and Restated Shareholder Rights Plan Agreement dated as of May 9, 2007 between the Corporation and CIBC Mellon Trust Company as rights agent.

WHEREAS the Corporation and The R-M Trust Company entered into a rights agreement dated as of April 24, 1996 (the “1996 Rights Plan”) respecting a shareholder rights plan that was effective until June 30, 1999;

AND WHEREAS the 1996 Rights Plan was amended by an Amending Agreement dated as of June 30, 1999 (the “Amending Agreement”) between the Corporation and the Rights Agent (formerly The R-M Trust Company) that, among other things, extended the 1996 Rights Plan until June 30, 2004, unless earlier terminated or extended (the 1996 Rights Plan, as amended by the Amending Agreement, being the “Original Rights Plan”);

AND WHEREAS the Original Rights Plan was amended and restated by the Amended and Restated Shareholder Rights Plan Agreement between the Corporation and the Rights Agent dated May 20, 2004 (the “2004 Plan”) to be effective until the Close of Business (as defined below) on the date of the annual meeting of the shareholders of the Corporation to be held in 2007;

AND WHEREAS the Original Rights Plan as amended and restated pursuant to the 2004 Plan was amended and restated by the Amended and Restated Shareholder Rights Plan Agreement between the Corporation and the Rights Agent dated May 9, 2007 (the “2007 Plan”) to be effective until the Close of Business (as defined below) on the date of the annual meeting of the shareholders of the Corporation to be held in 2010;

AND WHEREAS the Board of Directors (as hereinafter defined) has determined that it is advisable and in the best interests of the Corporation to continue the Original Rights Plan, as amended and restated pursuant to the 2004 Plan, as amended and restated pursuant to the 2007 Plan, by adopting an Amended and Restated Shareholder Rights Plan Agreement as provided herein (the “Rights Plan”) to take effect on the Effective Date (as hereinafter defined), subject to approval by the Independent Shareholders (as hereinafter defined) at the annual and special meeting of the shareholders of the Corporation scheduled to be held on May 6, 2010, to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly in connection with any Take-Over Bid (as hereinafter defined) and, due to the uniqueness of the Corporation’s business, to ensure that the Board of Directors are provided with sufficient time to evaluate unsolicited Take-Over Bids and to explore and develop alternatives to maximize shareholder value;

AND WHEREAS in order to implement the Rights Plan, the Board of Directors has:

(a)	reconfirmed the issuance of one right (a “Right”) effective at the Record Time (as hereinafter defined) in respect of each Common Share (as hereinafter defined) outstanding at the Record Time; and

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(b)	reconfirmed its authorization of the issuance of one Right in respect of each Voting Share issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined);

AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

AND WHEREAS the Rights Agent has agreed to act on behalf of the Corporation in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

NOW THEREFORE, in consideration of the premises and the respective agreements set forth herein, the Corporation and the Rights Agent hereby agree as follows:

Article 1

INTERPRETATION

1.1	Certain Definitions

For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” means any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares; provided, however, that the term “Acquiring Person” shall not include:

(i)	the Corporation or any Subsidiary of the Corporation;

(ii)	any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of one or any combination of:

(A)	a Voting Share Reduction,

(B)	a Permitted Bid Acquisition,

(C)	an Exempt Acquisition,

(D)	a Convertible Security Acquisition, or

(E)	a Pro Rata Acquisition.

provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares by reason of one or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Convertible Security Acquisition or a Pro Rata Acquisition, and thereafter becomes the Beneficial Owner of an additional 1% or more of the outstanding Voting Shares (other than pursuant to a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Convertible Security Acquisition or a Pro Rata Acquisition), then as of the date and time that such Person becomes the Beneficial Owner of such additional Voting Shares, such Person shall become an Acquiring Person;

(iii)	an underwriter or member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of an acquisition from the Corporation in connection with a distribution of securities pursuant to a prospectus or by way of a private placement; and

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(iv)	a Grandfathered Person, provided, however, that if after the Record Time such Person becomes the Beneficial Owner of an additional 1% or more of the outstanding Voting Shares (other than pursuant to a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Convertible Security Acquisition or a Pro Rata Acquisition), then as of the date and time that such Person becomes the Beneficial Owner of such additional Voting Shares, such Person shall become an Acquiring Person.

“Affiliate”, when used to indicate a relationship with a specified corporation, means a Person that directly, or indirectly through one or more controlled intermediaries, controls, or is a corporation controlled by, or is a corporation under common control with, such specified corporation.

“Agreement” means this amended and restated shareholder rights plan agreement between the Corporation and the Rights Agent, as amended, supplemented or restated from time to time; “hereof”, “herein”, “hereto” and similar expressions mean and refer to this Agreement as a whole and not any particular part of this Agreement.

“Associate”, when used to indicate a relationship with a specified Person, means (i) a spouse of such specified Person, (ii) any Person of either sex with whom such specified Person is living in a conjugal relationship outside marriage, or (iii) any relative of such specified Person or of a Person mentioned in Clause (i) or (ii) of this definition if that relative has the same residence as the specified Person.

“Beneficial Owner”: a Person shall be deemed the “Beneficial Owner” and to have “Beneficial Ownership” of and to “Beneficially Own”, any security:

(i)	of which such Person or any of such Person’s Affiliates or Associates is the owner at law or in equity;

(ii)	as to which such Person or any of such Person’s Affiliates or Associates has the right to become the owner at law or in equity (A) upon the purchase, exercise, conversion or exchange of any Convertible Securities, or (B) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing, in each case if such right is then exercisable or exercisable within a period of 60 days of the date of the determination of Beneficial Ownership, and whether or not on condition or the happening of any contingency (other than customary agreements with and between underwriters and members of banking groups or selling groups with respect to a distribution of securities pursuant to a prospectus or by way of a private placement and other than pursuant to pledges of securities in the ordinary course of business); and

(iii)	which is Beneficially Owned within the meaning of Clause (i) or (ii) of this definition by any other Person with which, and in respect of which security, such Person is acting jointly or in concert;

provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security by reason of:

(1)	such security having been deposited or tendered pursuant to a Take-Over Bid made by such Person, any of such Person’s Affiliates or Associates or any other Person with which, and in respect of which security, such Person is acting jointly or in concert, until such deposited or tendered security has been accepted unconditionally for payment or exchange or has been taken up and paid for, whichever shall first occur;

(2)	the holder of such security having agreed pursuant to a Permitted Lock-Up Agreement to deposit or tender such security pursuant to a Take-Over Bid made by such Person, any of such Person’s Affiliates or Associates or any other Person with which, and in respect of which security, such Person is acting jointly or in concert, until the earliest time at which any such deposited or tendered security has been accepted unconditionally for payment or exchange or has been taken up and paid for, whichever shall first occur;

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(3)	such Person, for greater certainty, holding such security in the ordinary course of such Person’s business or activities as follows:

(A)	such Person (in this definition, a “Manager”) manages mutual funds or other investment funds for others (which others may include, or be limited to, employee benefit plans and pension plans), if such security is held by the Manager in the performance of the Manager’s duties for the account of another Person (in this definition, a “Client”, which term shall include any non-discretionary account held on behalf of a Client by a broker or dealer registered under applicable law);

(B)	such Person (in this definition, a “Trust Company”) is licensed as a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity for the estates of deceased or incompetent Persons (each, in this definition, an “Estate Account”) or for other accounts (each, in this definition, an “Other Account”), if such security is held by the Trust Company for the Estate Account or for such Other Accounts;

(C)	such Person (in this definition, a “Crown Agent”) is a Crown agent or agency that manages public assets, if such security is held by the Crown Agent for the purposes of its activities as Crown Agent;

(D)	such Person (in this definition, a “Statutory Body”) is established by statute for purposes that include the management of investment funds for employee benefit plans, pension plans and insurance plans (other than insurance plans administered by insurance companies) of various public bodies, if such security is held by the Statutory Body for the purposes of its activities as Statutory Body; or

(E)	such Person (in this definition, an “Administrator”) is the administrator or trustee of one or more pension funds or plans (each, in this definition, a “Plan”) registered under the laws of Canada or any province thereof or the corresponding laws of the jurisdiction by which such Plan is governed, or is such a Plan, if such security is held by the Administrator or Plan for the purposes of its activities as Administrator or Plan;

but only if the Manager, the Trust Company, the Crown Agent, the Statutory Body, the Administrator or the Plan, as the case may be, is not then making or has not publicly announced a current intention to make a Take-Over Bid, alone or by acting jointly or in concert with any other Person, other than pursuant to a distribution by the Corporation or by means of ordinary market transactions (including pre-arranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange, securities quotation system or an organized over-the-counter market;

(4)	such Person, for greater certainty, being a Client of the same Manager as another Person on whose account the Manager holds such security;

(5)	such Person, for greater certainty, having an Estate Account or an Other Account with the same Trust Company as another Person on whose account the Trust Company holds such security;

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(6)	such Person, for greater certainty, being a Plan with the same Administrator as another Plan on whose account the Administrator holds such security;

(7)	such Person, for greater certainty:

(A)	being a Client of a Manager, if such security is owned at law or in equity by the Manager;

(B)	being an Estate Account or an Other Account of a Trust Company, if such security is owned at law or in equity by the Trust Company; or

(C)	being a Plan, if such security is owned at law or in equity by the Administrator of the Plan; or

(8)	such Person being the registered holder of such security as a result of carrying on the business of, or acting as nominee for, a securities depository.

“Board of Directors” means the board of directors of the Corporation or any duly constituted or empowered committee thereof.

“Business Day” means any day other than a Saturday, a Sunday or a day that is treated as a holiday in Vancouver, British Columbia.

“Canada Business Corporations Act” means the Canada Business Corporations Act, R.S.C. 1985, c.C-44, as amended, and the regulations made thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced.

“Canadian Dollar Equivalent” of any amount which is expressed in United States dollars means on any date the Canadian dollar equivalent of such amount determined by multiplying such amount by the U.S.-Canadian Exchange Rate in effect on such date.

“Canadian-U.S. Exchange Rate” means on any date the inverse of the U.S.-Canadian Exchange Rate.

“Close of Business” on any date means the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Common Shares in Vancouver, British Columbia (or, after the Separation Time, the office of the Rights Agent in Vancouver, British Columbia) is closed to the public.

“Common Shares” means the common shares in the capital of the Corporation.

“Competing Permitted Bid” means a Take-Over Bid that:

(i)	is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry, termination or withdrawal of that Permitted Bid or Competing Permitted Bid (in this definition, the “Prior Bid”);

(ii)	satisfies all the provisions of the definition of a Permitted Bid other than the requirements set out in Clauses (ii)(A) and (D) of the definition of Permitted Bid; and

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(iii)	contains, and the take-up and payment for securities deposited or tendered thereunder are subject to, irrevocable and unqualified conditions that:

(A)	no Voting Shares and/or Convertible Securities shall be taken up or paid for pursuant to the Take-Over Bid (x) prior to the Close of Business on a date that is not less than the later of 35 days after the Offer Date of such Take-Over Bid constituting the Competing Permitted Bid and 60 days after the Offer Date of the earliest Prior Bid then in existence, and (y) then only if, at the Close of Business on the date Voting Shares and/or Convertible Securities are first taken up or paid for under such Take-Over Bid constituting the Competing Permitted Bid, more than 50% of the outstanding Voting Shares and/or Convertible Securities held by Independent Shareholders have been deposited or tendered pursuant to such Take-Over Bid and not withdrawn; and

(B)	in the event that the requirement set forth in Subclause (iii)(A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-Over Bid will remain open for deposits and tenders of Voting Shares and/or Convertible Securities for not less than 10 Business Days from the date of such public announcement.

“controlled”: a body corporate is “controlled” by another Person or two or more Persons acting jointly or in concert if:

(i)	securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or on behalf of the other Person or two or more Persons acting jointly or in concert; and

(ii)	the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such body corporate;

and “controls”, “controlling” and “under common control with” shall be interpreted accordingly.

“Convertible Securities” means at any time any securities issued by the Corporation from time to time (other than the Rights) carrying any purchase, exercise, conversion or exchange right pursuant to which the holder thereof may acquire Voting Shares or other securities carrying any purchase, exercise, conversion or exchange right pursuant to which the holder thereof may acquire Voting Shares (in each case, whether such right is then exercisable or exercisable within or after a specified period and whether or not on condition or the happening of any contingency).

“Convertible Security Acquisition” means the acquisition of Voting Shares by a Person upon the purchase, exercise, conversion or exchange of Convertible Securities acquired or received by such Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition.

“Co-Rights Agent” has the meaning attributed thereto in Subsection 4.1(a).

“Effective Date” means May 6, 2010, which is the date of the annual and special meeting of the holders of Voting Shares to be held in 2010.

“Election to Exercise” shall have the meaning attributed thereto in Subsection 2.2(d).

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“Exempt Acquisition” means an acquisition by a Person of Voting Shares and/or Convertible Securities (i) in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Section 5.2, (ii) pursuant to a regular dividend reinvestment or other plan of the Corporation made available by the Corporation to the holders of Voting Shares and/or Convertible Securities where such plan permits the holder to direct that the dividends paid in respect of such Voting Shares and/or Convertible Securities be applied to the purchase from the Corporation of further securities of the Corporation, (iii) pursuant to a distribution of Voting Shares and/or Convertible Securities made by the Corporation (A) to the public pursuant to a prospectus; provided that such Person does not thereby become the Beneficial Owner of a greater percentage of Voting Shares so offered than the percentage of Voting Shares Beneficially Owned by such Person immediately prior to such distribution, or (B) by way of a private placement; provided that (x) all necessary stock exchange approvals to such private placement have been obtained and such private placement complies with the terms and conditions of such approvals, and (y) such Person does not thereby become the Beneficial Owner of Voting Shares equal in number to more than 25% of the Voting Shares outstanding immediately prior to the private placement and, in making this determination, the securities to be issued to such Person on the private placement shall be deemed to be held by such Person but shall not be included in the aggregate number of Voting Shares outstanding immediately prior to the private placement, or (iv) pursuant to an amalgamation, merger, arrangement or other statutory procedure requiring shareholder approval.

“Exercise Price” means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right in accordance with the terms hereof and, subject to adjustment thereof in accordance with the terms hereof, the Exercise Price shall be:

(i)	until the Separation Time, an amount equal to three times the Market Price, from time to time, per Common Share; and

(ii)	from and after the Separation Time, an amount equal to three times the Market Price, as at the Separation Time, per Common Share.

“Expansion Factor” has the meaning attributed thereto in Subsection 2.3(b)(x).

“Expiration Time” has the meaning attributed thereto in Subsection 5.19(a)(ii).

“Flip-in Event” means a transaction or event in which any Person becomes an Acquiring Person.

“Grandfathered Person” means any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares as determined at the Record Time; provided, however, that a Person shall cease to be a Grandfathered Person in the event that such Person ceases to Beneficially Own 20% or more of the outstanding Voting Shares at any time after the Record Time.

“holder” shall have the meaning attributed thereto in Section 1.6.

“including” and “includes” shall be interpreted on an inclusive basis and shall be deemed to be followed by the words “without limitation”.

“Independent Shareholders” means holders of outstanding Voting Shares, excluding (i) any Acquiring Person, (ii) any Offeror, (iii) any Affiliate or Associate of any Acquiring Person or Offeror, (iv) any Person acting jointly or in concert with any Acquiring Person or Offeror, and (v) any employee benefit plan, share purchase plan, deferred profit sharing plan or trust for the benefit of employees of the Corporation or a wholly-owned Subsidiary of the Corporation (unless the beneficiaries of such plan or trust direct the manner in which such Voting Shares are to be voted or direct whether the Voting Shares are to be deposited or tendered to a Take-Over Bid, in which case such plan or trust shall be considered to be an Independent Shareholder).

“Market Price” per security of any securities on any date means the average of the daily closing prices per security of such securities (determined as described below) on each of the 20 consecutive Trading Days through to and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 shall have caused the closing prices used to determine the Market Price on any Trading Day not to be fully comparable with the closing price on such date of determination (or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day), each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in order to make it fully comparable with the closing price on such date of determination (or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day).

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The closing price per security of any securities on any date shall be:

(i)	the closing board lot sale price or, in case no such sale takes place on such date, the average of the closing bid and asked prices for each such security as reported by the principal stock exchange or securities quotation system in Canada on which such securities are listed or admitted to trading (based on the volume of securities traded during the most recently completed financial year);

(ii)	if for any reason none of the prices described in Clause (i) above are available for such date or the securities are not listed or admitted to trading on a stock exchange or securities quotation system in Canada, the last board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for each such security on such date as reported by such other securities exchange or securities quotation system on which such securities are listed or admitted to trading (and if such securities are listed or admitted to trading on more than one other stock exchange or securities quotation system such prices shall be determined based on the stock exchange or securities quotation system on which such securities are then listed or admitted to trading on which the largest number of such securities were traded during the most recently completed financial year);

(iii)	if for any reason none of the prices described in Clauses (i) and (ii) above are available for such date or the securities are not listed or admitted to trading on a stock exchange in Canada or any other securities exchange or securities quotation system, the last sale price, or if no sale takes place, the average of the high bid and low asked prices for each such security on such date in the over-the-counter market, as quoted by any reporting system then in use (as determined by the Board of Directors); or

(iv)	if for such date none of the prices described in Clauses (i), (ii) and (iii) above are available or the securities are not listed or admitted to trading on a stock exchange in Canada or any other securities exchange and are not quoted by any reporting system, the average of the closing bid and asked prices for such date as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors;

provided, however, that if on any such date none of such prices is available, the closing price per security of such securities on such date shall be the fair value per security of such securities on such date as determined in good faith by an internationally recognized investment banking firm selected by the Board of Directors. The Market Price shall be expressed in Canadian dollars and if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars on such date at the Canadian Dollar Equivalent thereof.

“Offer Date” means the date of a Take-Over Bid.

“Offer to Acquire” shall include:

(i)	an offer to purchase, or a solicitation of an offer to sell, Voting Shares and/or Convertible Securities; and

(ii)	an acceptance of an offer to sell Voting Shares and/or Convertible Securities, whether or not such offer to sell has been solicited;

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or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

“Offeror” means a Person who has made a public announcement of a current intention to make or who is making a Take-Over Bid (including a Permitted Bid or a Competing Permitted Bid), but excluding any Person referred to in Clause (3) of the definition of Beneficial Owner in the circumstances described therein.

“Offeror’s Securities” means the aggregate of the Voting Shares Beneficially Owned on the date of an Offer to Acquire by an Offeror.

“Permitted Bid” means a Take-Over Bid that is made by means of a take-over bid circular and that also complies with the following additional provisions:

(i)	the Take-Over Bid is made to all holders of Voting Shares of record, other than the Offeror; and

(ii)	the Take-Over Bid contains, and the provisions for take-up and payment for securities deposited or tendered thereunder are subject to, irrevocable and unqualified conditions that:

(A)	no Voting Shares and/or Convertible Securities shall be taken up or paid for pursuant to the Take-Over Bid (x) prior to the Close of Business on a date that is not less than 60 days following the Offer Date, and (y) then only if, at the Close of Business on the date Voting Shares and/or Convertible Securities are first taken up or paid for under such Take-Over Bid, more than 50% of the outstanding Voting Shares and/or Convertible Securities held by Independent Shareholders have been deposited or tendered pursuant to the Take-Over Bid and not withdrawn;

(B)	Voting Shares and/or Convertible Securities may be deposited or tendered pursuant to such Take-Over Bid, unless such Take-Over Bid is withdrawn, at any time prior to the Close of Business on the date Voting Shares and/or Convertible Securities are first taken up or paid for under the Take-Over Bid;

(C)	any Voting Shares and or Convertible Securities deposited or tendered pursuant to the Take-Over Bid may be withdrawn until taken up and paid for; and

(D)	in the event that the requirement set forth in Subclause (ii)(A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-Over Bid will remain open for deposits and tenders of Voting Shares and/or Convertible Securities for not less than 10 Business Days from the date of such public announcement.

“Permitted Bid Acquisition” means an acquisition by a Person of Voting Shares and/or Convertible Securities pursuant to a Permitted Bid or a Competing Permitted Bid.

“Permitted Lock-Up Agreement” means an agreement (the “Lock-Up Agreement”) between a Person and one or more holders of Voting Shares and/or Convertible Securities (each a “Locked-Up Person”) (the terms of which are publicly disclosed and a copy of which is made available to the public (including the Corporation) not later than the date the Lock-Up Bid (as defined below) is publicly announced or, if the Lock-Up Bid has been made prior to the date on which such Lock-Up Agreement is entered into, not later than the date of such Lock-Up Agreement (or, if such date is not a Business Day, on the Business Day next following such date)), pursuant to which such Locked-Up Person agrees to deposit or tender Voting Shares and/or Convertible Securities held by such holder to a Take-Over Bid (the “Lock-Up Bid”) made or to be made by such Person, any of such Person’s Affiliates or Associates or any other Person with which, and in respect of which security, such Person is acting jointly or in concert; provided that:

(i)	the Lock-Up Agreement permits such Locked-Up Person to terminate its obligation to deposit or tender to or not to withdraw Voting Shares and/or Convertible Securities from the Lock-Up Bid in order to deposit or tender such securities to another Take-Over Bid or support another transaction where:

(A)	the price or value per Voting Share or Convertible Security offered under such other Take-Over Bid or transaction exceeds the price or value per Voting Share or Convertible Security offered under the Lock-Up Bid;

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(B)	the price or value per Voting Share or Convertible Security offered under such other Take-Over Bid or transaction exceeds by as much as or more than a specified amount (the “Specified Amount”) the price or value per Voting Share or Convertible Security offered under the Lock-Up Bid, provided that such Specified Amount is not greater than 7% of the price or value per Voting Share or Convertible Security offered under the Lock-Up Bid; or

(C)	the number of Voting Shares and/or Convertible Securities to be purchased under such other Take-Over Bid or transaction exceeds by as much as or more than a specified number (the “Specified Number”) the number of Voting Shares and/or Convertible Securities that the Offeror has offered to purchase under the Lock-Up Bid at a price or value per Voting Share or Convertible Security that is not less than the price or value per Voting Share or Convertible Security offered under the Lock-Up Bid, provided that the Specified Number is not greater than 7% of the number of Voting Shares and/or Convertible Securities offered under the Lock-Up Bid;

and for greater certainty, such Lock-Up Agreement may contain a right of first refusal or require a period of delay to give the Offeror under the Lock-Up Bid an opportunity to match the higher price, value or number in such other Take-Over Bid or transaction, or other similar limitation on a Locked-Up Person’s right to withdraw Voting Shares from the Lock-Up Agreement, so long as the limitation does not preclude the exercise by the Locked-Up Person of the right to withdraw Voting Shares and/or Convertible Securities in sufficient time to deposit or tender to the other Take-Over Bid or support the other transaction; and

(ii)	no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

(A)	the cash equivalent of 2.5% of the price or value payable under the Lock-Up Bid to a Locked-Up Person; and

(B)	50% of the amount by which the price or value payable under another Take-Over Bid or other transaction to a Locked-Up Person exceeds the price or value of the consideration that such Locked-Up Person would have received under the Lock-Up Bid, shall be payable by a Locked-Up Person pursuant to the Lock-Up Agreement in the event that the Locked-Up Bid is not successfully concluded or if any Locked-Up Person fails to deposit or tender Voting Shares and/or Convertible Securities to the Lock-Up Bid or withdraws Voting Shares and/or Convertible Securities previously deposited or tendered thereto in order to deposit or tender to another Take-Over Bid or support another transaction.

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“Person” shall include any individual, firm, partnership, syndicate, association, trust, trustee, executor, administrator, legal personal representative, government, governmental body or authority, corporation or other incorporated or unincorporated organization.

“Predecessor Plans” means, collectively, the Original Rights Plan, the 2004 Plan and the 2007 Plan and “Predecessor Plan” means any one of them.

“Pro Rata Acquisition” means an acquisition by a Person of Voting Shares and/or Convertible Securities (i) as a result of a stock dividend, a stock split or other event pursuant to which such Person receives or acquires Voting Shares and/or Convertible Securities on the same pro rata basis as all other holders of Voting Shares and/or Convertible Securities of the same class or series; or (ii) pursuant to the receipt or exercise of rights (other than the Rights) to subscribe for or purchase Voting Shares and/or Convertible Securities issued by the Corporation on the same pro rata basis to all of the holders of Voting Shares and/or Convertible Securities of the same class or series, provided that such rights are acquired directly from the Corporation; and further provided, in either case, that such Person does not thereby become the Beneficial Owner of a greater percentage of Voting Shares than the percentage of Voting Shares Beneficially Owned by such Person immediately prior to such acquisition.

“Record Time” means 5:00 p.m. (Vancouver time) on the Effective Date.

“Redemption Price” shall have the meaning attributed thereto in Subsection 5.1(a).

“Regular Periodic Cash Dividend” shall have the meaning attributed thereto in Subsection 2.3(d).

“Rights” means the herein described rights to purchase securities pursuant to the terms and subject to the conditions set forth herein.

“Rights Certificate” means a certificate representing the Rights after the Separation Time which shall be substantially in the form attached hereto as Exhibit A or such other form as the Corporation and the Rights Agent may agree.

“Rights Register” and “Rights Registrar” shall each have the meaning attributed thereto in Subsection 2.6(a).

“Securities Act (Ontario)” means the Securities Act, R.S.O. 1990, c. S.5, as amended, and the rules and regulations made thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced.

“Separation Time” means the Close of Business on the tenth Trading Day after the earliest of:

(i)	the Stock Acquisition Date;

(ii)	the date of the commencement of, or first public announcement of the current intention of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-Over Bid (other than a Permitted Bid or Competing Permitted Bid so long as such Take-Over Bid continues to satisfy the requirements of a Permitted Bid or a Competing Permitted Bid); and

(iii)	the date upon which a Permitted Bid or Competing Permitted Bid ceases to be a Permitted Bid or a Competing Permitted Bid, as applicable;

or such later date as may be determined by the Board of Directors in good faith, provided, however, that if any Take-Over Bid referred to in Clause (ii) above expires or is terminated or otherwise withdrawn prior to the Separation Time, such Take-Over Bid shall be deemed, for the purposes of this definition, never to have been made.

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“Stock Acquisition Date” means the first date of public announcement (which, for purposes of this definition, shall include a report filed pursuant to the Securities Act (Ontario), the 1934 Exchange Act or any other applicable securities laws) by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person.

“Subsidiary”: a body corporate is a Subsidiary of another body corporate if:

(i)	it is controlled by (A) that other, or (B) that other and one or more bodies corporate, each of which is controlled by that other, or (C) two or more bodies corporate, each of which is controlled by that other; or

(ii)	it is a Subsidiary of a body corporate that is that other’s Subsidiary.

“Take-Over Bid” means an Offer to Acquire Voting Shares and/or Convertible Securities where the Voting Shares and/or Convertible Securities subject to the Offer to Acquire, together with the Offeror’s Securities, constitute in the aggregate 20% or more of the outstanding Voting Shares and/or Convertible Securities at the date of the Offer to Acquire.

“Termination Time” means the time at which the right to exercise Rights shall terminate pursuant to Section 5.1.

“Trading Day”, when used with respect to any securities, means a day on which the principal stock exchange or securities quotation system in Canada on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any stock exchange or securities quotation system in Canada, a Business Day.

“TSX” means the Toronto Stock Exchange.

“U.S.-Canadian Exchange Rate” means on any date:

(i)	if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

(ii)	in any other case, the rate on such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting in good faith.

“U.S. Dollar Equivalent” of any amount which is expressed in Canadian dollars means on any date the United States dollar equivalent of such amount determined by reference to the Canadian-U.S. Exchange Rate in effect on such date.

“Voting Share Reduction” means an acquisition or a redemption by the Corporation of Voting Shares and/or Convertible Securities which, by reducing the number of outstanding Voting Shares and/or Convertible Securities, increases the percentage of Voting Shares Beneficially Owned by any Person.

“Voting Shares” means collectively the Common Shares and any other shares in the capital stock or voting interests issued by the Corporation, the holders of which are entitled to vote generally in the election of directors.

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“1933 Securities Act” means the Securities Act of 1933 of the United States, as amended, and the rules and regulations made thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced.

“1934 Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations made thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced.

1.2	Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.3	Number and Gender

Wherever the context so requires, terms used herein importing the singular number only shall include the plural and vice versa and words importing any one gender shall include all others.

1.4	Descriptive Headings and References

Descriptive headings and the Table of Contents appear herein for convenience of reference only and shall not affect the meaning or construction of any of the provisions hereof. All references to Articles, Sections, Subsections, Clauses and Exhibits are to the articles, sections, subsections, clauses and exhibits forming part of this Agreement unless otherwise indicated. The words “hereto”, “herein”, “hereof”, “hereunder”, “this Agreement” and similar expressions refer to this Agreement including the Exhibits, as the same may be amended, supplemented or restated from time to time.

1.5	Acting Jointly or in Concert

For purposes of this Agreement, a Person is acting jointly or in concert with every other Person who is a party to any agreement, commitment or understanding, whether formal or informal and whether or not in writing, with the first mentioned Person to acquire or Offer to Acquire Voting Shares and/or Convertible Securities (other than customary agreements with and between underwriters and/or members of banking groups and/or selling group members with respect to a distribution of securities pursuant to a prospectus or by way of a private placement and other than pursuant to pledges of securities in the ordinary course of business).

1.6	Holder

As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights means the registered holder of such Rights (or, prior to the Separation Time, of the associated Common Shares).

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1.7	Calculation of Voting Shares Beneficially Owned

For the purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by a Person shall be and be deemed to be the product determined by the formula:

100 x A B

where
	A	=	the number of votes for the election of all directors generally attaching to the Voting Shares Beneficially Owned by such Person; and

	B	=	the number of votes for the election of all directors generally attaching to all outstanding Voting Shares.

Where a Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be outstanding for the purposes of both A and B above, but no other unissued Voting Shares shall, for the purposes of such calculation, be deemed to be outstanding.

Article 2

THE RIGHTS

2.1	Legend on Voting Share Certificates

Voting Share certificates issued after the Record Time and prior to the Close of Business on the earlier of the Separation Time and the Expiration Time shall evidence one Right for each Voting Share represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them prior to the Effective Date the legend set forth in Section 2.1 of the applicable Predecessor Plan and which legend shall be deemed to be amended for all purposes to read the same as the legend set forth below, and after the Effective Date the following legend:

“Until the Separation Time (as such term is defined in the Shareholder Rights Plan Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Shareholder Rights Plan Agreement dated as of May 6, 2010, as amended, supplemented or restated from time to time (the “Rights Agreement”) between Golden Star Resources Ltd. (the “Corporation”) and CIBC Mellon Trust Company, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file and may be inspected during normal business hours at the registered office of the Corporation. In certain circumstances, as set forth in the Rights Agreement, such Rights may be amended, may be redeemed, may expire, may become null and void or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge as soon as practicable after the receipt of a written request therefor.”

Certificates representing Voting Shares that are issued and outstanding at the Record Time shall also evidence one Right for each Voting Share evidenced thereby, notwithstanding the absence of the foregoing legend, until the earlier of the Separation Time and the Expiration Time. Following the Separation Time, Rights will be evidenced by Rights Certificates issued pursuant to Section 2.2 hereof.

2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights

(a)	Subject to adjustment as herein set forth, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price (which Exercise Price and number of Common Shares are subject to adjustment as set forth below) or its U.S. Dollar Equivalent as at the Business Day immediately preceding the day on which such Right is exercised. Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be null and void.

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(b)	Until the Separation Time, (i) the Rights shall not be exercisable and no Right may be exercised, and (ii) for administrative purposes, each Right will be evidenced by the certificate for the associated Voting Share registered in the name of the holder thereof (which certificate shall be deemed to represent a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Voting Share.

(c)	From and after the Separation Time and prior to the Expiration Time, the Rights may be exercised and the registration and transfer of the Rights shall be separate from and independent of Voting Shares. Promptly following the Separation Time, the Corporation will prepare and the Rights Agent will mail to each holder of record of Voting Shares as of the Separation Time (other than an Acquiring Person, any other Person whose Rights are or become null and void pursuant to the provisions of Subsection 3.1(b) and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights), at such holder’s address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

(i)	a Rights Certificate appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation or judicial or administrative order made pursuant thereto or with any rule or regulation of any self-regulatory organization, stock exchange or securities quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

(ii)	a disclosure statement prepared by the Corporation describing the Rights;

provided, however, that a nominee shall be sent the materials provided for in Clauses (i) and (ii) above only in respect of Voting Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Voting Shares which are Beneficially Owned by another Person, the Corporation may require such first-mentioned Person to furnish such information and documentation as the Corporation deems necessary or appropriate to make such determination.

(d)	Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its principal office in Vancouver, British Columbia or, with the approval of the Rights Agent, at any other office of the Rights Agent in the cities designated from time to time for that purpose by the Corporation:

(i)	the Rights Certificate evidencing such Rights with an election to exercise (an “Election to Exercise”) substantially in the form attached to the Rights Certificate appropriately completed and duly executed by the holder or his executors or administrators or other personal representatives or his legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

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(ii)	payment by certified cheque, banker’s draft or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Voting Shares in a name other than that of the holder of the Rights being exercised.

(e)	Upon receipt of a Rights Certificate, with a completed Election to Exercise appropriately completed and duly executed which does not indicate that such Right is null and void as provided by Subsection 3.1(b), accompanied by payment as set forth in Clause 2.2(d)(ii), the Rights Agent (unless otherwise instructed in writing by the Corporation) will thereupon promptly:

(i)	requisition from the transfer agent of the Common Shares certificates for the number of Common Shares to be purchased (the Corporation hereby irrevocably agreeing to authorize its transfer agent to comply with all such requisitions);

(ii)	after receipt of such certificates referred to in Clause 2.2(e)(i), deliver such certificates to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

(iii)	when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares or fractional Rights;

(iv)	after receipt, deliver such cash referred to in Clause 2.2(e)(iii) to or to the order of the registered holder of the Rights Certificate; and

(v)	tender to the Corporation all payments received upon exercise of the Rights.

(f)	In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g)	The Corporation covenants and agrees that it will:

(i)	take all such action as may be necessary and within its power to ensure that all securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such securities (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

(ii)	take all such action as may be necessary and within its power to comply with any applicable requirements of the Canada Business Corporations Act, the Securities Act (Ontario), the securities acts or comparable legislation of each of the other provinces of Canada, the 1933 Securities Act and the 1934 Exchange Act and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares upon exercise of Rights;

(iii)	use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed upon issuance on the TSX and each other stock exchange and/or securities quotation system on which the Common Shares are then listed or admitted to trading at that time;

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(iv)	cause to be reserved and kept available out of its authorized and unissued Common Shares the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights; and

(v)	pay when due and payable any and all Canadian and United States federal, provincial and state transfer taxes (for greater certainty not including any income taxes or capital gains of the holder or exercising holder or any liability of the Corporation to withhold tax) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or certificates for Common Shares, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being transferred or exercised.

2.3	Adjustments to Exercise Price; Number of Rights

(a)	The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

(b)	In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time:

(i)	declare or pay a dividend on the Common Shares payable in Common Shares or other capital stock of the Corporation (or Convertible Securities) other than pursuant to any optional stock dividend program, dividend reinvestment plan or dividend payable in Common Shares in lieu of a regular periodic cash dividend;

(ii)	subdivide or change the outstanding Common Shares into a greater number of Common Shares;

(iii)	consolidate or change the outstanding Common Shares into a smaller number of Common Shares; or

(iv)	issue any Common Shares or other capital stock of the Corporation (or Convertible Securities) in respect of, in lieu of, or in exchange for existing Common Shares;

the Exercise Price and the number of Rights outstanding or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights, shall be adjusted in the manner set forth below.

If the Exercise Price and number of Rights outstanding are to be adjusted:

(x)	the Exercise Price in effect after such adjustment shall be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock) (the “Expansion Factor”) that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof (assuming the exercise of all such purchase, exercise, conversion or exchange rights, if any); and

(y)	each Right held prior to such adjustment shall become that number of Rights equal to the Expansion Factor and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the Common Shares issued or issuable in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it.

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For greater certainty, if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof. To the extent that such rights of purchase, exercise, conversion or exchange are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect based on the number of Common Shares (or Convertible Securities) actually issued upon the exercise of such rights.

If after the Record Time and prior to the Expiration Time the Corporation shall issue any shares of capital stock other than Common Shares in a transaction of a type described in Clause 2.3(b)(i) or (iv), shares of such capital stock shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent shall amend or supplement this Agreement in order to effect such treatment.

If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1, the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 3.1. Adjustments pursuant to Section 2.3 shall be made successively, whenever an event referred to in Section 2.3 occurs.

If the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in this Subsection 2.3(b), each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such associated Common Share.

(c)	In the event the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the issuance to all holders of Common Shares of rights, options or warrants entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Common Shares (or Convertible Securities pursuant to which the holder may acquire Common Shares) at a price per Common Share (or, if a Convertible Security having a purchase, exercise, conversion or exchange price, including the price required to be paid to purchase such convertible or exchangeable security or right, per share) less than 90% of the Market Price per Common Share on such record date, the Exercise Price shall be adjusted in the manner set forth below. The Exercise Price in effect after such record date shall equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered (including the price required to be paid to purchase such convertible or exchangeable securities or rights)) would purchase at such Market Price per Common Share and of which the denominator shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid by delivery of consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights. To the extent that such rights of purchase, exercise, conversion or exchange are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect based on the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights.

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Such adjustment shall be made successively whenever such a record date is fixed. For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury shares or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and/or the investment of periodic optional payments and/or employee benefit or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Corporation; provided, however, that, in the case of any dividend or interest reinvestment plan, the right to purchase Common Shares is at a price per share of not less than 90% of the current market price per share (determined as provided in such plans) of the Common Shares.

(d)	In the event the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares of evidences of indebtedness or assets (other than a Regular Periodic Cash Dividend (as defined below) or a dividend paid in Common Shares) or rights, options or warrants (excluding those referred to in Subsection 2.3(c)), the Exercise Price shall be adjusted. The Exercise Price in effect after such record date will equal the Exercise Price in effect immediately prior to such record date less the fair market value (as determined in good faith by the Board of Directors) of the portion of the assets, evidences of indebtedness, rights or warrants so to be distributed applicable to the securities purchasable upon exercise of one Right. Such adjustment shall be made successively whenever such a record date is fixed.

For the purpose of this Subsection 2.3(d), “Regular Periodic Cash Dividend” means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:

(i)	200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year;

(ii)	300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and

(iii)	100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

(e)	Each adjustment made pursuant to this Section 2.3 shall be made as of:

(i)	the payment or effective date for the applicable dividend, subdivision, change, consolidation or issuance, in the case of an adjustment made pursuant to Subsection 2.3(b) above; and

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(ii)	the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to Subsection 2.3(c) or (d) above subject to readjustment to reverse same if such distribution shall not be made.

(f)	In the event the Corporation shall at any time after the Record Time and prior to the Separation Time issue any shares of capital stock (other than Common Shares), or rights, options or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock in a transaction referred to in Clause 2.3(b)(i) or (iv), or if the Corporation shall take any other action (other than the issue of Common Shares) which might have a negative effect on the holders of Rights, if the Board of Directors acting in good faith determines that the adjustments contemplated by Subsections 2.3(b), (c) and (d) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(b), (c) and (d) above, but subject to the prior consent of the holders of Common Shares or Rights obtained as set forth in Subsection 5.5(b) or (c) as applicable, such adjustments, rather than the adjustments contemplated by Subsections 2.3(b), (c) and (d) above, shall be made. The Corporation and the Rights Agent shall amend or supplement this Agreement as appropriate to provide for such adjustments.

(g)	Notwithstanding anything herein to the contrary, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments made pursuant to this Section 2.3 shall be made to the nearest cent or to the nearest ten-thousandth of a Common Share, as the case may be.

(h)	If as a result of an adjustment made pursuant to Section 3.1, the holder of any Right thereafter exercised shall become entitled to receive any securities other than Common Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in the provisions of this Section 2.3 and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other securities.

(i)	All Rights originally issued by the Corporation subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(j)	Unless the Corporation shall have exercised its election, as provided in Subsection 2.3(k), upon each adjustment of the Exercise Price as a result of the calculations made in Subsections 2.3(c) and (d), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares obtained by:

(i)	multiplying (A) the number of Common Shares covered by a Right immediately prior to such adjustment, by (B) the relevant Exercise Price in effect immediately prior to such adjustment of the relevant Exercise Price; and

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(ii)	dividing the product so obtained by the relevant Exercise Price in effect immediately after such adjustment of the relevant Exercise Price.

(k)	The Corporation may elect on or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become the number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the relevant Exercise Price in effect immediately prior to adjustment of relevant Exercise Price by the relevant Exercise Price in effect immediately after adjustment of the relevant Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the relevant Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Subsection 2.3(k), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date, Rights Certificates evidencing, subject to Section 5.6, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the relevant adjusted Exercise Price and shall be registered in the names of holders of record of Rights Certificates on the record date specified in the public announcement.

(l)	Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

(m)	In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the relevant Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional Common Shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

(n)	Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in its good faith judgment the Board of Directors shall determine to be advisable in order that any (i) subdivision or consolidation of the Common Shares, (ii) issuance (wholly or in part for cash) of Common Shares at less than the applicable Market Price, (iii) issuance (wholly for cash) of any Common Shares or securities that by their terms are exchangeable for or convertible into or give a right to acquire Common Shares, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 2.3, hereafter made by the Corporation to holders of its Common Shares, subject to applicable taxation laws, shall not be taxable to such shareholders.

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(o)	After the Separation Time, the Corporation will not, except as permitted by the provisions hereof, take (or permit any Subsidiary of the Corporation to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p)	Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon the exercise of Rights is made pursuant to this Section 2.3, the Corporation shall promptly:

(i)	prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment;

(ii)	file with the Rights Agent and with each transfer agent for the Common Shares, a copy of such certificate; and

(iii)	cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4	Date on Which Exercise is Effective

Each Person in whose name any certificate for Common Shares or other securities, if applicable, is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares or other securities, if applicable, represented thereby, and such certificate shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with Subsection 2.2(e) (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.5	Execution, Authentication, Delivery and Dating of Rights Certificates

(a)	The Rights Certificates shall be executed on behalf of the Corporation by its Chairman of the Board, President or any Vice President and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

(b)	Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent in writing of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature and a disclosure statement as described in Subsection 2.2(c), and the Rights Agent shall countersign (manually or by facsimile signature) and mail such Rights Certificates and disclosure statement to the holders of the Rights pursuant to Subsection 2.2(c). No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

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(c)	Each Rights Certificate shall be dated the date of countersignature thereof.

2.6	Registration, Registration of Transfer and Exchange

(a)	From and after the Separation Time, the Corporation will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsection 2.6(c), the Corporation will execute, and the Rights Agent will countersign and deliver, in the name of the holder thereof or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

(b)	All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(c)	Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed, by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation or the Rights Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

(d)	The Corporation shall not be required to register the transfer or exchange of any Rights after the Rights have been terminated pursuant to the provisions of this Agreement.

2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a)	If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)	If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate, and (ii) such security or indemnity as may be required by them in their sole discretion to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

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(c)	As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

(d)	Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence a contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8	Persons Deemed Owners

Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Voting Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever.

2.9	Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall, subject to applicable law, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation on request.

2.10	Agreement of Rights Holders

Every holder of Rights, by accepting such Rights, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

(a)	such holder shall be bound by and subject to the provisions of this Agreement in respect of all Rights held;

(b)	prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Voting Share certificate representing such Right;

(c)	after the Separation Time, the Rights will be transferable only upon registration of the transfer on the Rights Register as provided herein;

(d)	prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Voting Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

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(e)	such holder of Rights is not entitled to receive any fractional Rights or fractional Common Shares or other securities upon the exercise of Rights;

(f)	without the approval of any holder of Rights or Voting Shares and upon the sole authority of the Board of Directors acting in good faith, this Agreement may be amended or supplemented from time to time in accordance with the provisions of Section 5.5 and the third last paragraph of Subsection 2.3(b); and

(g)	notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or to any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a government, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

Article 3

ADJUSTMENTS TO THE RIGHTS IN THE EVENT

OF A FLIP-IN EVENT

3.1	Flip-in Event

(a)	Subject to Subsection 3.1(b) and Sections 5.1 and 5.2, in the event that prior to the Expiration Time a Flip-in Event shall occur, each Right shall constitute, effective from and after the Close of Business on the tenth Trading Day following the Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after such date of consummation or occurrence an event of a type analogous to any of the events described in Section 2.3 shall have occurred with respect to such Common Shares).

(b)	Notwithstanding anything in this Agreement to the contrary, upon the occurrence of a Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time or the Stock Acquisition Date by:

(i)	an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, or any Person acting jointly or in concert with an Acquiring Person); or

(ii)	a transferee or other successor-in-title, directly or indirectly, from an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, or any Person acting jointly or in concert with an Acquiring Person) in a transfer of Rights, whether or not for consideration, that the Board of Directors acting in good faith has determined is part of a plan, understanding or scheme of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, or any Person acting jointly or in concert with an Acquiring Person) that has the purpose or effect of avoiding the provisions of Clause 3.1(b)(i);

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shall become null and void without any further action and any holder of such Rights (including transferees or other successors-in-title) shall thereafter have no right to exercise or transfer such Rights under any provision of this Agreement and shall have no other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not null and void under this Subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this Section 3.1 and such Rights shall become null and void.

(c)	Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either Clause 3.1(b)(i) or 3.1(b)(ii) or transferred to any nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

“The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person, or an Affiliate or an Associate of an Acquiring Person, or a Person acting jointly or in concert with any of them (as such terms are defined in the Shareholder Protection Rights Agreement). This Rights Certificate and the Rights represented hereby shall become null and void in the circumstances specified in Subsection 3.1(b) of the Shareholder Protection Rights Agreement.”

provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so in writing by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend. The issuance of a Rights Certificate without the legend referred to in this Subsection 3.1(c) shall be of no effect on the provisions of Subsection 3.1(b).

Article 4

THE RIGHTS AGENT

4.1	General

(a)	The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint one or more co-rights agents (each a “Co-Rights Agent”) as it may deem necessary or desirable, subject to the approval of the Rights Agent. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co-Rights Agents shall be as the Corporation may determine with the approval of the Rights Agent and the Co-Rights Agents. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements reasonably incurred in the execution and administration of this Agreement and the exercise and performance of its duties hereunder (including the reasonable fees and other disbursements of any expert retained by the Rights Agent with the approval of the Corporation, such approval not to be unreasonably withheld). The Corporation also agrees to indemnify the Rights Agent, its officers, directors, employees and agents for, and to hold it harmless against, any loss, liability, cost, claim, action, suit, damage or expense, incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent, for anything done, suffered or omitted by the Rights Agent in connection with the acceptance, execution and administration of this Agreement and the exercise and performance of its duties hereunder, including the legal costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement and the resignation or removal of the Rights Agent.

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(b)	The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c)	The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation, provided that failure to inform the Rights Agent of any such events or any defect therein, shall not affect the validity of any action taken hereunder in relation to such events.

4.2	Merger, Amalgamation or Consolidation or Change of Name of Rights Agent

(a)	Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)	In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

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4.3	Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)	The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion and the Rights Agent may also, with the approval of the Corporation (such approval not to be unreasonably withheld), retain and consult with such other experts or advisors as the Rights Agent shall consider necessary or appropriate to properly carry out its duties and obligations imposed under this Agreement (at the Corporation’s expense) and the Rights Agent shall be entitled to act and rely in good faith on the advice of such experts or advisors.

(b)	Whenever in the performance of its duties under this Agreement, the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by an individual believed by the Rights Agent to be the Chairman of the Board, the Vice Chairman of the Board, the President or any Vice President and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken, omitted or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)	The Rights Agent will be liable hereunder only for its own negligence, bad faith or wilful misconduct and that of its officers, directors and employees.

(d)	The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.

(e)	The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Subsection 3.1(b)) or any adjustment required under the provisions of Section 2.3 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Subsection 2.3(p) describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable.

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(f)	The Corporation will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)	The Rights Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be Chairman of the Board, the Vice Chairman of the Board, the President, any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken, omitted or suffered by it in good faith in accordance with instructions of any such individual; it is understood that instructions to the Rights Agent shall, except where circumstances make it impossible or the Rights Agent otherwise agrees, be given in writing and, where not in writing, such instructions shall be confirmed in writing as soon as reasonably possible after the giving of such instructions.

(h)	The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

(i)	The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4	Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Voting Shares by registered or certified mail. The Corporation may remove the Rights Agent upon 30 days’ notice in writing, given to the Rights Agent and to the transfer agent of the Common Shares (by personal delivery or registered or certified mail), and to the holders of the Rights in accordance with Section 5.10. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent (at the Corporation’s expense) or by the holder of any Rights (which holder shall, with such notice if given after the Separation Time, submit such holder’s Rights Certificate for inspection by the Corporation), then the resigning Rights Agent or the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of British Columbia. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent, upon receipt of any and all outstanding amounts owing to it pursuant to this Agreement, shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and the transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Article 5

MISCELLANEOUS

5.1	Redemption and Termination of Rights

(a)	With the prior consent of the holders of Voting Shares or Rights obtained in accordance with Subsection 5.5(b) or (c), as applicable, the Board of Directors may, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to Section 5.2, elect to redeem all but not less than all of the outstanding Rights at a redemption price of $0.00001 per Right, appropriately adjusted in a manner analogous to the applicable adjustment to the Exercise Price provided for in Section 2.3 if an event analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

(b)	If a Person acquires, pursuant to a Permitted Bid, a Competing Permitted Bid or an Exempt Acquisition occurring under Subsection 5.2(a) or (b), outstanding Voting Shares, the Board of Directors shall, notwithstanding the provisions of Subsection 5.1(a), immediately upon such acquisition and without further formality, be deemed to have elected to redeem the Rights at the Redemption Price.

(c)	Where a Take-Over Bid that is not a Permitted Bid or Competing Permitted Bid expires, is terminated or is otherwise withdrawn after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all of the outstanding Rights at the Redemption Price.

(d)	If the Board of Directors elects or is deemed to have elected to redeem the Rights and, in circumstances where Subsection 5.1(a) is applicable, the requisite consent is given by the holders of Voting Shares or Rights, as applicable, (i) the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price, and (ii) subject to Subsection 5.1(f), no further Rights shall thereafter be issued.

(e)	Within 10 Business Days of the Board of Directors electing or having been deemed to have elected to redeem the Rights or, in circumstances where Subsection 5.1(a) is applicable, within 10 Business Days after the requisite consent is given by the holders of Voting Shares or Rights, as applicable, the Corporation shall give notice of redemption to the holders of the outstanding Rights by mailing such notice to each such holder at his last address as it appears upon the Rights Register or, prior to the Separation Time, on the register of Voting Shares maintained by the Corporation’s transfer agent or transfer agents. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

(f)	Upon the Rights being redeemed pursuant to Subsection 5.1(c), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Voting Shares as of the Separation Time had not been mailed to each such holder and, for all purposes of this Agreement, the Separation Time shall be deemed not to have occurred and Rights shall remain attached to the outstanding Voting Shares, subject to and in accordance with the provisions of this Agreement.

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5.2	Waiver of Flip-In Events

(a)	With the prior consent of the holders of Voting Shares obtained in accordance with Subsection 5.5(b), the Board of Directors may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of an acquisition of Voting Shares otherwise than in the circumstances described in Subsection 5.2(b) or (c), waive the application of Section 3.1 to such Flip-in Event by written notice delivered to the Rights Agent.

(b)	The Board of Directors may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of a Take-Over Bid made by means of a take-over bid circular sent to all holders of record of Voting Shares (which, for greater certainty, shall not include the circumstances described in Subsection 5.2(c)), waive the application of Section 3.1 to such Flip-in Event by written notice delivered to the Rights Agent, provided, however, that if the Board of Directors waives the application of Section 3.1 to such a Flip-in Event, the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-Over Bid which is made by means of a take-over bid circular sent to all holders of record of Voting Shares prior to the expiry, termination or withdrawal of any Take-Over Bid in respect of which a waiver is, or is deemed to have been, granted under this Subsection 5.2(b).

(c)	The Board of Directors may waive the application of Section 3.1 to a Flip-in Event provided that the following conditions are satisfied:

(i)	the Board of Directors has determined that the Acquiring Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person; and

(ii)	such Acquiring Person has reduced its Beneficial Ownership of Voting Shares such that, at the time of the waiver pursuant to this Subsection 5.2(c), it is no longer an Acquiring Person.

5.3	Expiration

No Person shall have any rights pursuant to this Agreement in respect of any Right after the Expiration Time, except the Rights Agent as specified in Subsection 4.1(a).

5.4	Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.5	Supplements and Amendments

(a)	The Corporation may from time to time prior to or after the Separation Time amend, supplement or restate this Agreement without the approval of any holders of Rights or Voting Shares in order to correct any clerical or typographical error or, subject to Subsection 5.5(d), to maintain the validity and effectiveness of this Agreement as a result of any change in applicable laws, rules or regulatory requirements. The Corporation may, prior to the date of the shareholders’ meeting referred to in Subsection 5.19(b), amend, supplement or restate this Agreement without the approval of any holders of Voting Shares or Rights in order to make any changes which the Board of Directors acting in good faith may deem necessary or desirable. Notwithstanding anything in this Section 5.5 to the contrary, no such amendment, supplement or restatement shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such amendment, supplement or restatement.

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(b)	Subject to Subsection 5.5(a), the Corporation may, with the prior consent of the holders of Voting Shares obtained as set forth below, at any time prior to the Separation Time, amend, supplement, restate or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by Independent Shareholders present or represented at and entitled to vote at a meeting of the holders of Voting Shares duly called and held in compliance with applicable laws and the articles and by-laws of the Corporation.

(c)	Subject to Subsection 5.5(a), the Corporation may, with the prior consent of the holders of Rights obtained as set forth below, at any time after the Separation Time, amend, supplement, restate or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by the holders of Rights (other than any holder of Rights whose Rights have become null and void pursuant to the provisions hereof) present or represented at and entitled to vote at a meeting of the holders of Rights. For the purposes hereof, the procedures for the calling, holding and conduct of a meeting of the holders of Rights shall be those, as nearly as may be, which are provided in the Corporation’s by-laws with respect to meetings of its shareholders and each Right shall be entitled to one vote at any such meeting.

(d)	Any amendments, supplements or restatements made by the Corporation to this Agreement pursuant to Subsection 5.5(a) which are required to maintain the validity and effectiveness of this Agreement as a result of any change in any applicable laws, rules or regulatory requirements shall:

(i)	if made before the Separation Time, be submitted to the holders of Voting Shares at the next meeting of holders of Voting Shares and the holders of Voting Shares may, by the majority referred to in Subsection 5.5(b), confirm or reject such amendment, supplement or restatement; and

(ii)	if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called and held in accordance with the provisions of Subsection 5.5(c) and the holders of Rights may, by a majority referred to in Subsection 5.5(c), confirm or reject such amendment, supplement or restatement.

Any such amendment, supplement or restatement shall, unless the Board of Directors otherwise stipulates, be effective from the date of the resolution of the Board of Directors adopting such amendment, supplement or restatement, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment, supplement or restatement is confirmed, it shall continue in effect in the form so confirmed. If such amendment, supplement or restatement is rejected by the holders of Voting Shares or the holders of Rights or is not submitted to the holders of Voting Shares or holders of Rights as required, then such amendment, supplement or restatement shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or if such a meeting of the holders of Rights is not called within 90 days after the date of the resolution of the Board of Directors adopting such amendment, supplement or restatement, at the end of such period, and no subsequent resolution of the Board of Directors to amend, supplement or restate this Agreement to substantially the same effect shall be effective until confirmed by the holders of Voting Shares or holders of Rights as the case may be.

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(e)	The Corporation shall give notice in writing to the Rights Agent of any amendment, supplement or restatement to this Agreement pursuant to Section 5.5 within five Business Days of the date of any such amendment, supplement or restatement, provided that failure to give such notice, or any defect therein, shall not affect the validity of any such amendment, supplement or restatement.

5.6	Fractional Rights and Fractional Shares

(a)	The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. Subject to Section 5.3, after the Separation Time there shall be paid to the registered holders of the Rights Certificates with regard to which fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Market Price at the Separation Time of a whole Right in lieu of such fractional Rights. The Rights Agent shall have no obligation to make any payments in lieu of fractional Rights unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with Subsection 2.2(e).

(b)	The Corporation shall not be required to issue fractional Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holder of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price at the date of such exercise of one Common Share. The Rights Agent shall have no obligation to make any payments in lieu of fractional Voting Shares unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with Subsection 2.2 (e).

5.7	Rights of Action

Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder’s right to exercise such holder’s Rights, or Rights to which such holder is entitled, in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

5.8	Holder of Rights Not Deemed a Shareholder

No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 5.9), or to receive dividends or subscription rights or otherwise, until such Rights, or Rights to which such holder is entitled, shall have been exercised in accordance with the provisions hereof.

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5.9	Notice of Proposed Actions

If after the Separation Time and prior to the Expiration Time:

(i)	there shall occur an adjustment in the rights attaching to the Rights pursuant to Section 3.1 as a result of the occurrence of a Flip-in Event; or

(ii)	the Corporation proposes to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation’s assets;

then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.10, a notice of such event or proposed action, which shall specify the date on which such adjustment to the Rights occurred or liquidation, dissolution or winding up is to take place, and such notice shall be so given within 10 Business Days after the occurrence of an adjustment to the Rights and not less than 20 Business Days prior to the date of taking such proposed action by the Corporation.

5.10	Notices

Notices or demands to be given or made in connection with this Agreement by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered or sent by mail, postage prepaid or by fax (with, in the case of fax, an original copy of the notice or demand sent by first class mail, postage prepaid, to the Corporation following the giving of the notice or demand by fax), addressed (until another address is filed in writing with the Rights Agent) as follows:

Golden Star Resources Ltd.

10901 West Toller Drive

Suite 300

Littleton, Colorado

80127-6312

Attention:	Senior Vice President and Chief Financial Officer

Fax:	(303) 830-9094

Notices or demands to be given or made in connection with this Agreement by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by mail, postage prepaid, or by fax (with, in the case of fax, an original copy of the notice or demand sent by first class mail, postage prepaid, to the Rights Agent following the giving of the notice or demand by fax), addressed (until another address is filed in writing with the Corporation) as follows:

CIBC Mellon Trust Company

1600, 1066 West Hastings Street

Vancouver, British Columbia V6E 3X1

Attention:	Associate Director

Fax:	(604) 688-4301

Notices or demands to be given or made in connection with this Agreement by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, or by fax (with, in the case of fax, an original copy of the notice or demand sent by first class mail, postage prepaid, to such holder following the giving of the notice or demand by fax), addressed to such holder at the address of such holder as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of the Corporation for the Common Shares.

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Any notice given or made in accordance with this Section 5.10 shall be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed, and on the day of faxing (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

If mail service is or is threatened to be interrupted at a time when the Corporation or the Rights Agent wishes to give a notice or demand hereunder to or on the holders of the Rights, the Corporation or the Rights Agent may, notwithstanding the foregoing provisions of this Section 5.10, give such notice by means, of publication once in each of two successive weeks in the business section of the Financial Post and, so long as the Corporation has a transfer agent in the United States, in a daily publication in the United States designated by the Corporation, or in such other publication or publications as may be designated by the Corporation and notice so published shall be deemed to have been given on the date on which the first publication of such notice in any such publication has taken place.

5.11	Costs of Enforcement

The Corporation agrees that, if the Corporation fails to fulfil any of its obligations pursuant to this Agreement, then the Corporation will reimburse the holder of any Rights for the costs and expenses (including legal fees) reasonably incurred by such holder in actions to enforce his rights pursuant to any Rights or this Agreement.

5.12	Successors

All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

5.13	Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.14	Governing Law

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

5.15	Language

Les parties aux présentes ont exigé que la présente convention ainsi que tous les documents et avis qui s’y rattachent et/ou qui en découleront soient rédigés en langue anglaise. The parties hereto have required that this Agreement and all documents and notices related thereto and/or resulting therefrom be drawn up in the English language.

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5.16	Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.17	Severability

If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.18	Determinations and Actions by the Board of Directors

All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith pursuant to this Agreement, shall not subject the Board of Directors to any liability to the holders of the Rights.

5.19	Effective Date and Expiration Time

(a)	Notwithstanding its amendment and restatement as at the date hereof, and subject to Subsection 5.19(b), this Agreement:

(i)	shall be effective and in full force and effect in accordance with its terms from and after the Close of Business on the Effective Date and shall amend, replace and supersede the 2007 Plan, and shall constitute the entire agreement between the parties pertaining to the subject matter hereof, as of the Effective Date; and

(ii)	shall expire and be of no further force or effect from and after the Close of Business on the date (the “Expiration Time”) that is the earlier of (i) the Termination Time, and (ii) the date upon which the annual meeting of the holders of Voting Shares terminates in 2013.

(b)	Notwithstanding Subsection 5.19(a), if the Agreement is not approved by a resolution passed by a majority of the votes cast by Independent Shareholders who vote in respect of approval of this Agreement at the annual and special meeting of the holders of Voting Shares scheduled to be held on May 6, 2010, then the 2007 Plan and all outstanding Rights shall terminate and be null and void and of no further force and effect from and after the Close of Business on the Effective Date and this Agreement shall not become effective.

5.20	Regulatory Approvals

Any obligation of the Corporation or action or event contemplated by this Agreement, or any amendment, supplement or restatement of this Agreement, shall be subject to receipt of any requisite approval or consent from any governmental or regulatory authority having jurisdiction including, while any securities of the Corporation are listed and admitted to trading thereon, the TSX.

5.21	Time of the Essence

Time shall be of the essence of this Agreement.

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5.22	Declaration as to Non-Canadian Holders

If in the opinion of the Board of Directors (who may rely on the advice of counsel) any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside of Canada or the United States, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure such compliance. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on the exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States in which such issue or delivery would be unlawful without registration or the relevant Persons or securities for such purposes, or (until such notice is given as required by law) without advance notice to any regulatory or self-regulatory body.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GOLDEN STAR RESOURCES LTD.

By:
	Name:	Thomas G. Mair
	Title:	President and Chief Executive Officer

By:
	Name:	John A. Labate
	Title:	Senior Vice President and Chief Financial Officer

CIBC MELLON TRUST COMPANY

By:
Name:
Title:

By:
Name:
Title:

38

EXHIBIT A

(Form of Rights Certificate)

Certificate No.	Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SUBSECTION 3.1(b) OF THE SHAREHOLDER RIGHTS PLAN AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ITS AFFILIATES OR ASSOCIATES OR ANY PERSON ACTING JOINTLY OR IN CONCERT WITH ANY OF THEM (AS SUCH TERMS ARE DEFINED IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BECOME NULL AND VOID WITHOUT FURTHER ACTION.

Rights Certificate

This certifies that                                              , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Amended and Restated Shareholder Rights Plan Agreement dated as of May 6, 2010 amending and restating the Rights Agreement dated as of April 24, 1996, as amended on June 30, 1999, as amended and restated by the Amended and Restated Shareholder Rights Plan Agreement dated as of May 20, 2004, as amended and restated by the Amended and Restated Shareholder Rights Plan Agreement dated as of May 9, 2007, and as further amended, supplemented or restated from time to time (the “Rights Agreement”) between Golden Star Resources Ltd., a corporation incorporated under the laws of Canada (the “Corporation”) and CIBC Mellon Trust Company, a trust company incorporated under the laws of Canada, as Rights Agent (the “Rights Agent”, which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Corporation at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one fully paid common share of the Corporation (a “Common Share”) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise duly executed and submitted to the Rights Agent at its principal office in Vancouver, British Columbia or, with the approval of the Rights Agent, at any other office of the Rights Agent in the cities designated from time to time by the Corporation. Until adjustment thereof in certain events as provided in the Rights Agreement, the Exercise Price shall be $<*> (Canadian) per Right.

In certain circumstances described in the Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase more or less than one Common Share, all as provided in the Rights Agreement.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights. Copies of the Rights Agreement are on file at the registered office of the Corporation and are available upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

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Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of Cdn.$0.00001 per Right, subject to adjustment in certain events.

No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof, a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meeting or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Corporation and its corporate seal.

Date:

GOLDEN STAR RESOURCES LTD.

By:
Name:
Title:

By:
Name:
Title:

CIBC MELLON TRUST COMPANY

By:
Name:
Title:

By:
Name:
Title:

40

(To be attached to each Rights Certificate)

FORM OF ELECTION TO EXERCISE

TO:

The undersigned hereby irrevocably elects to exercise                                          whole Rights represented by the attached Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Name

Address

Social Insurance, Social Security or other Taxpayer Identification Number

Per:
Dated		Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature Guaranteed

Signature must be guaranteed by a major Schedule 1 Canadian chartered bank or by a medallion guarantee by a member firm of a recognized Medallion Guarantee Program.

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert with any of the foregoing (all as defined in the Rights Agreement).

Signature

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NOTICE

In the event the certification set forth above is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person (as defined in the Rights Agreement) and, accordingly, such Rights shall be null and void and not transferable or exercisable.

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(To be executed by the registered holder if such holder desires to transfer the Rights evidenced by this Rights Certificate.)

FORM OF ASSIGNMENT

FOR VALUE RECEIVED                                                                                        hereby sells, assigns and transfers unto

(please print name and address of transferee)

the Rights evidenced by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                               attorney, to transfer the within Rights on the books of the within-named Corporation, with full power of substitution.

Per:
Dated		Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature Guaranteed

Signature must be guaranteed by a major Schedule 1 Canadian chartered bank or by a medallion guarantee by a member firm a recognized Medallion Guarantee Program.

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert with any of the foregoing (as defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth above is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person (as defined in the Rights Agreement) and, accordingly, such Rights shall be null and void and not transferable or exercisable.

43

GOLDEN STAR RESOURCES LTD.

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS - MAY 6, 2010

PROXY

Important Notice Regarding the Availability of Proxy Materials for the Annual General and Special Meeting of

Common Shareholders of Golden Star Resources Ltd. to be held on Thursday, May 6, 2010

The Management Information Circular and 2009 Annual Report to Securityholders are available at

http://www.gsr.com/proxy_2010

THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION

The undersigned holder of common shares of Golden Star Resources Ltd. (the “Corporation”) hereby nominates and appoints Thomas G. Mair, President and Chief Executive Officer of the Corporation, or failing him, John A. Labate, Senior Vice President and Chief Financial Officer of the Corporation, or instead of them or any of them,                                                                      , as the proxy of the undersigned to attend, act and vote in respect of all common shares of the Corporation registered in the name of the undersigned at the Annual General and Special Meeting (the “Meeting”) of shareholders of the Corporation to be held at 2:00 p.m. (Toronto time) on Thursday, May 6, 2010 at the Ivey ING Leadership Centre, Amphitheatre 2, 130 King Street West, Toronto, Ontario, Canada, M5X 1A9, and at any and all adjournments thereof. Without limiting the general powers hereby conferred, the said proxy is directed to vote as follows, provided that, if no choice is specified herein, or if any instructions given are not clear, the common shares shall be voted as if the shareholder had specified an affirmative vote:

1.	To elect the following persons as directors of the Corporation:

James E. Askew	For	Withhold
Robert E. Doyle	For	Withhold
David K. Fagin	For	Withhold
Ian MacGregor	For	Withhold
Thomas G. Mair	For	Withhold
Michael P. Martineau	For	Withhold
Christopher M. T. Thompson	For	Withhold

2.	To appoint PricewaterhouseCoopers LLP as the auditors of the Corporation and to authorize the Audit Committee to fix the auditors’ remuneration:

For	Withhold

3.	To pass the Third Amended and Restated 1997 Stock Option Plan Resolution (as defined in the accompanying Management Information Circular) approving, ratifying and confirming the Corporation’s Third Amended and Restated 1997 Stock Option Plan, as more particularly described in the accompanying Management Information Circular:

For	Against

4.	To pass the Rights Plan Resolution (as defined in the accompanying Management Information Circular) approving, ratifying and confirming the Corporation’s Amended and Restated Shareholder Rights Plan Agreement as more particularly described in the accompanying Management Information Circular:

For	Against

The undersigned hereby revokes any instrument of proxy heretofore given with reference to the said Meeting or any adjournment thereof.

The proxyholder may in his or her discretion vote with respect to amendments or variations to matters identified in the Notice of Meeting or to other matters which may properly come before the Meeting or any adjournment thereof.

DATED this      day of             , 2010.

Signature

Name of shareholder (Please Print)

Address

Number of common shares held

NOTES:

1.	The common shares represented by this proxy will be voted in accordance with the instructions given herein. IF NO CHOICE IS SPECIFIED HEREIN, OR IF ANY INSTRUCTIONS GIVEN ARE NOT CLEAR, THE COMMON SHARES SHALL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE, ALL IN THE SAME MANNER AND TO THE SAME EXTENT AS THE SHAREHOLDER COULD DO IF THE SHAREHOLDER WERE PERSONALLY PRESENT AT THE MEETING.

2.	A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN THE PERSON DESIGNATED IN THIS PROXY TO ATTEND AND ACT FOR THE SHAREHOLDER AND ON THE SHAREHOLDER’S BEHALF AT THE MEETING. Such right may be exercised by printing in the space provided the name of the person to be appointed, in which case only the person so named may vote the common shares at the meeting.

3.	This proxy will not be valid unless it is dated and signed by the shareholder or the shareholder’s attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and ceases to be valid one year from its date. If the proxy is executed by an attorney for an individual shareholder or by an officer or an attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the proxy instrument.

4.	If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed by the management of the Corporation.

5.	To be effective, the instrument of proxy must be received by 5:00 p.m. (Toronto time) on Wednesday, May 5, 2010 at the address set forth in the accompanying return envelope which will be either: (i) Attention: Proxy Department, CIBC Mellon Trust Company, P.O. Box 721, Agincourt, Ontario, Canada M1S 0A1 (in the case of common shares which are registered on the books of the Corporation for trading on the Toronto Stock Exchange or on the NYSE Amex); or (ii) Attention: The Registrar, Ghana Commercial Bank Limited, Share Registry, Head Office, P.O. Box 134, Accra, Ghana (in the case of common shares which are registered on the books of the Corporation for trading on the Ghana Stock Exchange).